                             GT GLOBAL EQUITY FUNDS
           PROSPECTUS -- APRIL 29, 1996, AS REVISED OCTOBER 31, 1996
--------------------------------------------------------------------------------

          GT GLOBAL NEW PACIFIC GROWTH FUND                        GT GLOBAL WORLDWIDE GROWTH FUND
                   ("PACIFIC FUND")                                       ("WORLDWIDE FUND")
             GT GLOBAL EUROPE GROWTH FUND                           GT GLOBAL AMERICA GROWTH FUND
                   ("EUROPE FUND")                                     ("AMERICA GROWTH FUND")
             GT GLOBAL JAPAN GROWTH FUND                       GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                    ("JAPAN FUND")                                    ("AMERICA SMALL CAP FUND")
         GT GLOBAL INTERNATIONAL GROWTH FUND                         GT GLOBAL AMERICA VALUE FUND
                ("INTERNATIONAL FUND")                                  ("AMERICA VALUE FUND")

Collectively the above-named Funds are known as the GT Global Equity Funds. Each GT Global Equity Fund (individually, a "Fund," collectively, the "Funds"), except America Small Cap Fund and America Value Fund, seeks its investment objective of long-term growth of capital by investing in the securities of issuers domiciled in the Fund's Primary Investment Area. THE AMERICA SMALL CAP FUND AND THE AMERICA VALUE FUND SEEK LONG-TERM CAPITAL APPRECIATION BY INVESTING ALL OF THEIR INVESTABLE ASSETS IN THE SMALL CAP GROWTH PORTFOLIO AND THE VALUE PORTFOLIO, RESPECTIVELY (INDIVIDUALLY, THE "AMERICA SMALL CAP PORTFOLIO" AND "AMERICA VALUE PORTFOLIO," OR THE "PORTFOLIO," AND, COLLECTIVELY, THE "PORTFOLIOS"), WHICH IN TURN, INVEST IN SECURITIES OF ISSUERS DOMICILED IN THEIR RESPECTIVE PRIMARY INVESTMENT AREAS. EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND PRIMARY INVESTMENT AREA IS IDENTICAL TO THAT OF ITS CORRESPONDING FUND. AS THIS STRUCTURE IS DIFFERENT FROM MANY OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. For additional information on the Funds and the Portfolios and a description of each Primary Investment Area, see "Investment Objectives and Policies; Risk Factors," and "Management."

There can be no assurance that any Fund or Portfolio will achieve its investment objective.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

Each Fund is organized as a "diversified" series of G.T. Global Growth Series (the "Company"). The Portfolios are organized as subtrusts of Growth Portfolio. Both the Funds and the Portfolios are managed and/ or administered by Chancellor LGT Asset Management, Inc. (the "Manager"). The Manager and its worldwide affiliates are part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors.

This Prospectus sets forth concisely the information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated April 29, 1996, as revised October 31, 1996, has been filed with the Securities and Exchange Commission and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco 94111, or by calling (800) 824-1580.

FOR FURTHER INFORMATION, CALL (800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISOR.

[LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES  COMMISSION,  NOR   HAS
   THE   SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
     COMMISSION PASSED  ON THE  ACCURACY OR  ADEQUACY OF  THIS  PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                             GT GLOBAL EQUITY FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................         11
Alternative Purchase Plan.................................................................         25
Investment Objectives and Policies; Risk Factors..........................................         26
How To Invest.............................................................................         35
How to Make Exchanges.....................................................................         42
How to Redeem Shares......................................................................         43
Shareholder Account Manual................................................................         45
Calculation of Net Asset Value............................................................         46
Dividends, Other Distributions and Federal Income Taxation................................         47
Management................................................................................         48
Other Information.........................................................................         53

                               Prospectus Page 2

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
------------------------------------------------------------

          GT GLOBAL NEW PACIFIC GROWTH FUND                        GT GLOBAL WORLDWIDE GROWTH FUND
             GT GLOBAL EUROPE GROWTH FUND                           GT GLOBAL AMERICA GROWTH FUND
             GT GLOBAL JAPAN GROWTH FUND                       GT GLOBAL AMERICA SMALL CAP GROWTH FUND
         GT GLOBAL INTERNATIONAL GROWTH FUND                         GT GLOBAL AMERICA VALUE FUND

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

Investment Objectives:         The  Pacific Fund,  Europe Fund,  Japan Fund,  International Fund,
                               Worldwide Fund and  America Growth Fund  seek long-term growth  of capital;  the America Small  Cap Fund and  America Value Fund seek long- term capital appreciation

Principal Investments:         Each Fund invests primarily in equity securities of issuers within its Primary Investment Area

                               America Small Cap Fund invests all of its investable assets in the
                               America Small Cap Portfolio, that,  in turn, invests primarily  in the  equity  securities  of  small  capitalization  ("small  cap")
                               companies domiciled in the United States

                               America Value Fund  invests all  of its investable  assets in  the
                               America Value Portfolio, that, in turn, invests primarily in those equity  securities of medium to large cap issuers domiciled in the
                               United States  which  the  Manager believes  are  undervalued  and therefore offer above-average potential for capital appreciation

Investment Manager:            Chancellor  LGT Asset Management, Inc.  (the "Manager") is part of
                               Liechtenstein Global Trust, a provider of global asset  management and  private  banking  products  and  services  to  individual and institutional investors, entrusted with approximately $80  billion in total assets

Alternative Purchase Plan:     Investors  may select Class  A or Class B  shares, each subject to different expenses and a different sales charge structure

  Class A Shares:              Offered at  net  asset  value plus  any  applicable  sales  charge
                               (maximum is 4.75% of public offering price) and subject to service and distribution fees at the annualized rate of up to 0.35% of the average daily net assets of each Fund's Class A shares

  Class B Shares:              Offered  at net asset  value (a maximum  contingent deferred sales charge of 5% of the lesser of  the shares' net asset value or  the original  purchase price  is imposed  on certain  redemptions made within six years of date of  purchase) and subject to service  and distribution  fees at  the annualized rate  of up to  1.00% of the average daily net assets of each Fund's Class B shares

Shares Available Through:      Most brokerage firms  nationwide, or directly  through the  Funds'
                               distributor

                               Prospectus Page 3

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Exchange Privileges:           Shares of a class of one Fund may be exchanged without a sales charge for shares of the corresponding class of other GT Global
                               Mutual Funds, which are open-end management investment companies advised and/or administered by the Manager

Dividends and Other
  Distributions:               Dividends  paid annually  from net investment  income and realized net short-term capital  gains; other  distributions paid  annually from  net  capital  gain  and  net  gains  from  foreign  currency transactions, if any

Reinvestment:                  Dividends and other distributions may be reinvested  automatically in  Fund  shares of  the distributing  class or  in shares  of the corresponding class  of other  GT Global  Mutual Funds  without  a sales charge

First Purchase:                $500 minimum ($100 for individual retirement accounts ("IRAs") and reduced amounts for certain other retirement plans)

Subsequent Purchases:          $100   minimum  (reduced  amounts  for   IRAs  and  certain  other
                               retirement plans)

Net Asset Values:              Class A and Class B shares of the Pacific Fund, Europe Fund, Japan
                               Fund, International Fund, Worldwide  Fund and America Growth  Fund
                               are  quoted  daily in  the financial  section of  most newspapers;
                               Class A and Class B shares  of America Small Cap Fund and  America
                               Value  Fund  are  expected to  be  quoted daily  in  the financial section of most newspapers

Other Features:

  Class A Shares:              Letter of Intent                  Dollar Cost Averaging Program
                               Quantity Discounts                Systematic Withdrawal Plan
                               Right of Accumulation             Automatic Investment Plan
                               Reinstatement Privilege           Portfolio Rebalancing Program

  Class B Shares:              Reinstatement Privilege           Automatic Investment Plan
                               Systematic Withdrawal Plan        Dollar Cost Averaging Program
                               Portfolio Rebalancing Program

                               Prospectus Page 4

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND ADMINISTRATOR. The Manager is the investment manager and administrator for the Portfolios and for the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund and is also the administrator for the America Small Cap Fund and the America Value Fund. The Manager and its worldwide asset management affiliates maintain fully-staffed investment offices in Frankfurt, Hong Kong, London, New York, San Francisco, Singapore, Sydney, Tokyo and Toronto. The Manager is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors. As of October 31, 1996, assets entrusted to Liechtenstein Global Trust total approximately $80 billion. The companies comprising Liechtenstein Global Trust are indirect subsidiaries of the Prince of Liechtenstein Foundation. See "Management."

INVESTMENT OBJECTIVES AND POLICIES. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund seek long-term growth of capital. The America Small Cap Fund and America Value Fund seek long-term capital appreciation. Each Fund is hereinafter referred to individually as a "Fund" and collectively as "Funds." Each Fund is a diversified series of G.T. Global Growth Series ("Company"), a registered open-end management investment company.

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund seek their investment objective by investing, under normal circumstances, at least 65% of their total assets in equity securities of issuers domiciled in that Fund's Primary Investment Area. The Primary Investment Area of each Fund corresponds to that Fund's name. Under normal conditions, 20% to 60% of the Worldwide Fund's assets are invested in equity securities of U.S. issuers. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may invest up to 35% of their total assets in the equity securities of issuers domiciled outside of their Primary Investment Area. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may invest up to 35% of their assets in investment grade debt securities.

The America Growth Fund currently expects to invest a majority of its assets in the securities of mid-and small-size companies. In selecting securities for inclusion in the America Growth Fund's portfolio, the Manager normally initially focuses on companies with total equity market capitalizations of $2 billion or less.

The America Small Cap Fund seeks its investment objective by investing all of its investable assets in the America Small Cap Portfolio, that, in turn, invests, under normal circumstances, at least 65% of its total assets in equity securities of small cap companies domiciled in the United States. For purposes of the foregoing, "small cap" companies are companies that, at the time of purchase of their securities by the Portfolio, have market capitalizations of up to $500 million. The remainder of the America Small Cap Portfolio's assets may be invested in common stocks, convertible preferred stocks, convertible debt securities and warrants of companies that are larger than small cap companies as defined above, non-convertible preferred stocks, non-convertible debt securities, government securities and high quality money market instruments such as government obligations, high grade commercial paper, bank certificates of deposit and bankers' acceptances of issuers domiciled in the United States. Investments in securities of small cap companies may be more vulnerable than securities of larger companies to adverse business or economic developments. Securities of small cap companies may also be less liquid and their prices more volatile than those of larger companies.

The America Value Fund seeks its investment objective by investing all of its investable assets in the America Value Portfolio, that, in turn, invests, under normal circumstances, at least 65% of its total assets in equity securities of medium to large cap issuers domiciled in the United States which the Manager believes to be undervalued in relation to long-term earning power or other factors. For purposes of the foregoing, "medium to large cap" issuers are issuers with a market capitalization

                               Prospectus Page 5

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
greater than $500 million at the time of purchase by the America Value Portfolio. The remainder of the America Value Portfolio may be invested in common stocks, convertible preferred stocks, convertible debt securities and warrants of companies that are smaller than the issuers defined above, non-convertible preferred stocks, non-convertible debt securities, government securities and high quality money market instruments such as government obligations, high grade commercial paper, bank certificates of deposit and bankers' acceptances of issuers domiciled in the United States. The America Small Cap Portfolio and America Value Portfolio are hereinafter referred to individually as a "Portfolio," or together, as the "Portfolios."

Equity securities in which the Funds or Portfolios may invest include common stocks, preferred stocks, convertible debt securities and warrants to acquire such securities. In selecting securities, the Manager attempts to identify those countries (where multiple markets are permitted) and industries (in each case) where economic and political factors, including currency movements, are likely to produce above-average growth rates, and then seeks those companies within the countries and industries so identified that are best positioned and managed to take advantage of such factors. See "Investment Objectives and Policies; Risk Factors."

INVESTMENT TECHNIQUES AND RISK FACTORS. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with their present or planned investments. For temporary defensive purposes, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may hold U.S. or foreign currency and/or may invest any portion of their assets in debt securities or high quality money market instruments of U.S. or foreign issuers. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund also may hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares, or to meet their ordinary daily cash needs. See "Investment Objectives and Policies; Risk Factors."

Each Portfolio may engage in certain options and futures transactions to attempt to hedge against the overall level of investment risk associated with its present or planned investments. For temporary defensive purposes, each Portfolio may hold U.S. dollars and/or may invest any portion of its assets in domestic debt securities or high quality money market instruments. Each Portfolio also may hold U.S. dollars and/or invest in domestic debt securities or high quality money market instruments pending investment of proceeds from new sales of Fund shares or to meet its ordinary daily cash needs. See "Investment Objectives and Policies; Risk Factors."

There is no assurance that any Fund or Portfolio will achieve its investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its, or its corresponding Portfolio's, securities. Changes in foreign currency exchange rates also may affect a Fund's net asset value, earnings and gains and losses realized on sales of securities.

Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries may impose withholding taxes on income earned and/or gains realized by a Fund in connection with investments in such countries. Participation of the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund in the currency, options and futures markets involves certain risks and transaction costs. In addition, each Portfolio's participation in the options and futures markets involves certain risks and transaction costs. See "Investment Objectives and Policies; Risk Factors."

                               Prospectus Page 6

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

PURCHASES AND REDEMPTIONS. Each Fund's shares of beneficial interest are available through broker/ dealers that have entered into agreements to sell shares with the Funds' distributor, GT Global, Inc. ("GT Global"). Shares also may be acquired directly through GT Global or through exchanges of shares of other GT Global Mutual Funds. See "How to Invest" and "Shareholder Account Manual." Shares may be redeemed either through broker/dealers or the Funds' transfer agent, GT Global Investor Services, Inc. ("Transfer Agent"). See "How to Redeem Shares" and "Shareholder Account Manual."

                               Prospectus Page 7

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transactions costs associated with investing in the Class A and Class B shares of each Fund are reflected in the following tables+*:

                                                          GT GLOBAL           GT GLOBAL           GT GLOBAL           GT GLOBAL
                                                          WORLDWIDE         INTERNATIONAL        NEW PACIFIC           EUROPE
                                                           GROWTH              GROWTH              GROWTH              GROWTH
                                                            FUND                FUND                FUND                FUND
                                                      -----------------   -----------------   -----------------   -----------------
                                                      CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                      -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION COSTS*:
  Maximum sales charge on purchases
   (% of offering price)............................    4.75%      None     4.75%      None     4.75%      None     4.75%      None
  Sales charges on reinvested distributions.........     None      None      None      None      None      None      None      None
  Deferred sales charges............................     None     5.00%      None     5.00%      None     5.00%      None     5.00%
  Redemption charges................................     None      None      None      None      None      None      None      None
  Exchange fees:
    -- On first four exchanges each year............     None      None      None      None      None      None      None      None
    -- On each additional exchange..................    $7.50     $7.50     $7.50     $7.50     $7.50     $7.50     $7.50     $7.50

ANNUAL FUND OPERATING EXPENSES
 (AS A % OF AVERAGE NET ASSETS):
  Investment management and administration fees.....    0.98%     0.98%     0.98%     0.98%     0.97%     0.97%     0.97%     0.97%
  12b-1 distribution and service fees...............    0.35%     1.00%     0.35%     1.00%     0.35%     1.00%     0.35%     1.00%
  Other expenses (after reimbursements).............    0.60%     0.60%     0.45%     0.45%     0.62%     0.62%     0.57%     0.57%
                                                      -------   -------   -------   -------   -------   -------   -------   -------
  Total Fund Operating Expenses.....................    1.93%     2.58%     1.78%     2.43%     1.94%     2.59%     1.89%     2.54%
                                                      -------   -------   -------   -------   -------   -------   -------   -------

                                                          GT GLOBAL           GT GLOBAL       GT GLOBAL AMERICA       GT GLOBAL
                                                            JAPAN           AMERICA SMALL                              AMERICA
                                                           GROWTH            CAP GROWTH            GROWTH               VALUE
                                                            FUND                FUND                FUND                FUND
                                                      -----------------   -----------------   -----------------   -----------------
                                                      CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                      -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION COSTS*:
  Maximum sales charge on purchases
   (% of offering price)............................    4.75%      None     4.75%      None     4.75%      None     4.75%      None
  Sales charges on reinvested distributions.........     None      None      None      None      None      None      None      None
  Deferred sales charges............................     None     5.00%      None     5.00%      None     5.00%      None     5.00%
  Redemption charges................................     None      None      None      None      None      None      None      None
  Exchange fees:
    -- On first four exchanges each year............     None      None      None      None      None      None      None      None
    -- On each additional exchange..................    $7.50     $7.50     $7.50     $7.50     $7.50     $7.50     $7.50     $7.50

ANNUAL FUND OPERATING EXPENSES
 (AS A % OF AVERAGE NET ASSETS):
  Investment management and administration fees.....    0.98%     0.98%     0.73%     0.73%     0.72%     0.72%     0.73%     0.73%
  12b-1 distribution and service fees...............    0.35%     1.00%     0.35%     1.00%     0.35%     1.00%     0.35%     1.00%
  Other expenses (after reimbursements).............    0.60%     0.60%     0.92%     0.92%     0.39%     0.39%     0.92%     0.92%
                                                      -------   -------   -------   -------   -------   -------   -------   -------
  Total Fund Operating Expenses.....................    2.14%     2.79%     2.00%     2.65%     1.46%     2.11%     2.00%     2.65%
                                                      -------   -------   -------   -------   -------   -------   -------   -------

--------------
* Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

+ The Funds offer Advisor Class shares to certain categories of investors. See "Alternative Purchase Plan." Advisor Class shares are not subject to a distribution or service fee. "Total Fund Operating Expenses" for Advisor Class shares are estimated to approximate 1.58% for Worldwide Growth Fund, 1.43% for International Growth Fund, 1.59% for New Pacific Growth Fund, 1.54% for Europe Growth Fund, 1.79% for Japan Growth Fund, 1.11% for America Growth Fund, 1.65% for America Small Cap Fund and 1.65% for America Value Fund.

                               Prospectus Page 8

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES++:

An investor directly or indirectly would have paid the following expenses at the end of the periods shown on a $1,000 investment, assuming a 5% annual return:

                                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                   ------   -------   -------   --------
  GT Global Worldwide Growth Fund
      Class A shares (1).........................................................   $66      $105      $149       $279
      Class B shares
        Assuming a complete redemption at end of period (2)......................    76       111       163        325
        Assuming no redemption...................................................    26        81       143        325
  GT Global International Growth Fund
      Class A shares (1).........................................................    64       101       141        261
      Class B shares
        Assuming a complete redemption at end of period (2)......................    74       107       154        306
        Assuming no redemption...................................................    24        77       134        306
  GT Global New Pacific Growth Fund
      Class A shares (1).........................................................    66       106       150        280
      Class B shares
        Assuming a complete redemption at end of period (2)......................    76       112       163        326
        Assuming no redemption...................................................    26        82       143        326
  GT Global Europe Growth Fund
      Class A shares (1).........................................................    66       104       147        274
      Class B shares
        Assuming a complete redemption at end of period (2)......................    75       110       160        319
        Assuming no redemption...................................................    25        80       140        319
  GT Global Japan Growth Fund
      Class A shares (1).........................................................    68       112       160        304
      Class B shares
        Assuming a complete redemption at end of period (2)......................    78       118       174        351
        Assuming no redemption...................................................    28        88       154        351
  GT Global America Small Cap Growth Fund
      Class A shares (1).........................................................    67       108       N/A        N/A
      Class B shares
        Assuming a complete redemption at end of period (2)......................    77       114       N/A        N/A
        Assuming no redemption...................................................    27        84       N/A        N/A
  GT Global America Growth Fund
      Class A shares (1).........................................................    61        91       124        222
      Class B shares
        Assuming a complete redemption at end of period (2)......................    71        97       137        265
        Assuming no redemption...................................................    21        67       117        265
  GT Global America Value Fund
      Class A shares (1).........................................................    67       108       N/A        N/A
      Class B shares
        Assuming a complete redemption at end of period (2)......................    77       114       N/A        N/A
        Assuming no redemption...................................................    27        84       N/A        N/A

--------------
(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes deduction of applicable contingent deferred sales charge.

++ THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUNDS. Expenses for the Worldwide Fund, International Fund, Pacific Fund, Europe Fund, Japan Fund and America Growth Fund are based on the Funds' fiscal year ended December 31, 1995. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies. "Other expenses" include custody, transfer agent, legal, audit and other operating expenses. See "Management" herein and the Statement of Additional Information for more information. THE "HYPOTHETICAL EXAMPLE" SET FORTH ABOVE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES; EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

    Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class A shares of the America Small Cap Fund and its corresponding Portfolio would have been 0.73%, 23.12% and 24.20%, respectively, and the amount of expenses an investor would pay, assuming redemption after one and three years, would be $278 and $774, respectively. Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class B shares of the America Small Cap Fund and its Portfolio would have been 0.73%, 23.12%

                               Prospectus Page 9

                             GT GLOBAL EQUITY FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
    and 24.85%, respectively, and the amount of the expenses an investor would pay, assuming redemption after one and three years would be $299 and $813, respectively. Assuming no redemption, the amount of expenses an investor would pay after one and three years, would be $249 and $783, respectively.

    Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class A shares of the America Value Fund and its Portfolio would have been 0.73%, 49.46% and 50.54%, respectively, and the amount of expenses an investor would pay, assuming redemption after one and three years, would be $529 and $1,565, respectively. Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class B shares of America Value Fund and its Portfolio would have been .73%, 49.46% and 51.19%, respectively, and the amount of expenses an investor would pay, assuming redemption after one and three years, would be $562 and $1,644, respectively. Assuming no redemption, the amount of expenses an investor would pay after one and three years, would be $512 and $1,614, respectively.

    The above tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the Securities and Exchange Commission applicable to all mutual funds; the 5% annual return is not a prediction of and does not represent the Funds' projected or actual performance.

    The Annual Fund Operating Expenses for the America Small Cap Fund and its corresponding Portfolio and the America Value Fund and its corresponding Portfolio are annualized projections based upon current administration fees for such Funds and management and administration fees for such Portfolios, and estimated amounts for Other expenses. The Board of Trustees of the Company believes that the aggregate per share expenses of such Funds and their corresponding Portfolios will be approximately equal to the expenses such Funds would incur if their assets were invested directly in the type of securities being held by their corresponding Portfolios. If investors other than such Funds invest in their corresponding Portfolios, such Funds could achieve economies of scale which could reduce expenses.

                               Prospectus Page 10

                             GT GLOBAL EQUITY FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed information concerning income and capital changes for one share of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for the Worldwide Fund, the International Fund, the Pacific Fund, the Europe Fund, the America Fund and the Japan Fund for the fiscal year ended December 31, 1995, and the financial statements and notes for the America Small Cap Fund and the America Value Fund for the period October 18, 1995 (commencement of operations) to December 31, 1995, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon appear in the Statement of Additional Information. Information presented below for the periods ended December 31, 1991 and prior thereto was audited by other auditors, which served as the Funds' independent certified public accountants for those periods.

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                         CLASS A+
                           --------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------
                             1995        1994        1993*       1992        1991        1990
                           ---------   ---------   ---------   ---------   ---------   --------
Per Share Operating
 Performance:
Net asset value,
 beginning of period.....   $15.53      $17.47      $14.47      $14.07      $11.83     $13.63
                           ---------   ---------   ---------   ---------   ---------   --------
Net investment income
 (loss)..................    (0.00)      (0.00)       0.04        0.07        0.10       0.11
Net realized and
 unrealized gain (loss)
 on
 investments.............     1.74       (1.16)       3.92        0.39        2.29      (1.82)
                           ---------   ---------   ---------   ---------   ---------   --------
Net increase (decrease)
 in net asset value
 resulting from
 investment operations...     1.74       (1.16)       3.96        0.46        2.39      (1.71)
                           ---------   ---------   ---------   ---------   ---------   --------
Distributions:
  Net investment
   income................    (0.00)      (0.00)      (0.00)      (0.00)      (0.15)     (0.09)
  Net realized gain on
   investments...........    (0.45)      (0.78)      (0.96)      (0.06)      (0.00)     (0.00)
                           ---------   ---------   ---------   ---------   ---------   --------
    Total
     distributions.......    (0.45)      (0.78)      (0.96)      (0.06)      (0.15)     (0.09)
                           ---------   ---------   ---------   ---------   ---------   --------
Net asset value, end of
 period..................   $16.82      $15.53      $17.47      $14.47      $14.07     $11.83
                           ---------   ---------   ---------   ---------   ---------   --------
                           ---------   ---------   ---------   ---------   ---------   --------
Total investment return
 (c)(a)..................    11.23%      (6.65)%      27.6%        3.3%       20.3%    (12.5)%
                           ---------   ---------   ---------   ---------   ---------   --------
                           ---------   ---------   ---------   ---------   ---------   --------

Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)..............  $145,982    $182,467    $193,997    $141,310    $126,868    $85,894
Ratio of net investment
 income (loss) to average
 net assets..............    (0.06)%     (0.01)%       0.9%        0.5%        0.8%       0.7%
Ratio of expenses to
 average net assets:
  With expense reduction
   (b)...................     1.87%       1.81%        1.9%        2.1%        2.0%       2.1%
  Without expense
   reductions (b)........     1.93%       1.84%         --%(d)      --%(d)      --%(d)     --%(d)
Portfolio turnover
 rate+++.................      113%         86%         92%         95%        122%       107%

------------------
+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
++   Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
* Calculated based upon weighted average shares outstanding during the period.
(a)  Not annualized for periods of less than one year.
(b)  Annualized for periods of less than one year.
(c)  Total investment return does not include sales charges.
(d) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 11

                             GT GLOBAL EQUITY FUNDS

                                        CLASS A+                              CLASS B++
                           -----------------------------------   -----------------------------------
                                                 JUNE 9, 1987
                                                 (COMMENCEMENT
                                                      OF
                           YEAR ENDED DECEMBER    OPERATIONS)    YEAR ENDED DECEMBER   APRIL 1, 1993
                                   31,              THROUGH              31,                TO
                           -------------------   DECEMBER 31,    -------------------   DECEMBER 31,
                             1989       1988         1987          1995       1994         1993*
                           --------   --------   -------------   --------   --------   -------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period.....  $10.18      $8.84        $10.00       $15.34     $17.39        $15.67
                           --------   --------   -------------   --------   --------   -------------
Net investment income
 (loss)..................   (0.01)      0.02         (0.05)       (0.12)     (0.11)        (0.04)
Net realized and
 unrealized gain (loss)
 on investments..........    3.82       1.42         (1.11)        1.73      (1.16)         2.72
                           --------   --------   -------------   --------   --------   -------------
Net increase (decrease)
 in net asset value
 resulting from
 investment operations...    3.81       1.44         (1.16)        1.61      (1.27)         2.68
                           --------   --------   -------------   --------   --------   -------------
Distributions:
  Net investment
   income................   (0.00)     (0.00)        (0.00)       (0.00)     (0.00)        (0.00)
  Net realized gain on
   investments...........   (0.36)     (0.10)        (0.00)       (0.45)     (0.78)        (0.96)
                           --------   --------   -------------   --------   --------   -------------
    Total
     distributions.......   (0.36)     (0.10)        (0.00)       (0.45)     (0.78)        (0.96)
                           --------   --------   -------------   --------   --------   -------------
Net asset value, end of
 period..................  $13.63     $10.18         $8.84       $16.50     $15.34        $17.39
                           --------   --------   -------------   --------   --------   -------------
                           --------   --------   -------------   --------   --------   -------------
Total investment return
 (c)(a)..................    37.6%      16.3%       (11.60)%      10.52%     (7.32)%        17.3%
                           --------   --------   -------------   --------   --------   -------------
                           --------   --------   -------------   --------   --------   -------------

Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)..............  $38,263    $11,673       $6,570       $56,095    $52,567      $20,592
Ratio of net investment
 income (loss) to average
 net assets (b)..........    (0.1)%      0.2%         (1.4)%      (0.71)%    (0.66)%        (0.4)%
Ratio of expenses to
 average net assets:
  With expense reduction
   (b)...................     2.0%       2.0%          2.8%        2.52%      2.46%          2.5%
  Without expense
   reduction (b).........      --%        --%           --%        2.58%      2.49%           --%(d)
Portfolio turnover
 rate+++.................      91%       181%          271%         113%        86%           92%

--------------
+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

*   Calculated based upon weighted average shares outstanding during the period.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 12

                             GT GLOBAL EQUITY FUNDS

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                               CLASS A+
                                          ----------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------------
                                            1995         1994          1993*           1992           1991           1990
                                          ---------   ----------     ----------     ----------     ----------     ----------
Per Share Operating Performance:
Net asset value, beginning of period....      $9.17       $11.02          $8.21          $8.74          $7.82          $9.25
                                          ---------   ----------     ----------     ----------     ----------     ----------
Net investment income (loss)............       0.03        (0.04)          0.03           0.11           0.14           0.10
Net realized and unrealized gain (loss)
 on investments.........................       0.32        (0.82)          2.78          (0.62)          0.89          (1.42)
                                          ---------   ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset
 value resulting from investment
 operations.............................       0.35        (0.86)          2.81          (0.51)          1.03          (1.32)
                                          ---------   ----------     ----------     ----------     ----------     ----------
Distributions:
  Net investment income.................      (0.00)       (0.04)         (0.00)         (0.02)         (0.11)         (0.11)
  Net realized gain on investments......      (0.24)       (0.95)         (0.00)         (0.00)         (0.00)         (0.00)
  In excess of net realized gain on
   investments..........................      (0.20)       (0.00)         (0.00)         (0.00)         (0.00)         (0.00)
                                          ---------   ----------     ----------     ----------     ----------     ----------
      Total distributions...............      (0.44)       (0.99)         (0.00)         (0.02)         (0.11)         (0.11)
                                          ---------   ----------     ----------     ----------     ----------     ----------
Net asset value, end of period..........      $9.08        $9.17         $11.02          $8.21          $8.74          $7.82
                                          ---------   ----------     ----------     ----------     ----------     ----------
                                          ---------   ----------     ----------     ----------     ----------     ----------
Total investment return***..............       3.88%       (7.78)%         34.2%          (5.8)%         13.2%         (14.3)%
                                          ---------   ----------     ----------     ----------     ----------     ----------
                                          ---------   ----------     ----------     ----------     ----------     ----------

Ratios and supplemental data:
Net assets, end of period (in 000's)....   $308,816     $430,701       $523,397       $421,693       $463,851       $343,949
Ratio of net investment income (loss) to
 average net assets.....................       0.24%       (0.04)%          0.3%           1.2%           1.5%           1.4%
Ratio of expenses to average net assets:
  With expense reduction................       1.70%        1.70%           1.8%           1.9%           1.9%           1.9%
  Without expense reduction.............       1.78%        1.75%            --%(c)         --%(c)         --%(c)         --%(c)
Portfolio turnover rate++...............         75%          96%            90%            89%            83%            58%

--------------
+ Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

*   Calculated based upon weighted average shares outstanding during the year.

**  The per share data reflects a 3 for 1 stock split effective August 14, 1989.

*** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

(a) Not annualized for periods of less than one year.

(b) Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 13

                             GT GLOBAL EQUITY FUNDS

                                                      CLASS A+                                         CLASS B+
                                ----------------------------------------------------     -------------------------------------
                                                                                                                     APRIL 1,
                                                                                         YEAR ENDED DECEMBER 31,       1993
                                              YEAR ENDED DECEMBER 31,                                                   TO
                                ----------------------------------------------------     -----------------------     DECEMBER
                                  1989**        1988**        1987**        1986**         1995          1994        31, 1993*
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................       $6.77         $5.71         $6.13         $4.16         $9.07        $10.98       $8.74
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
Net investment income
 (loss).......................        0.01         (0.01)        (0.01)        (0.05)        (0.04)        (0.10)      (0.01)
Net realized and unrealized
 gain (loss) on investments...        2.60          1.12          0.35          2.22          0.32         (0.82)       2.25
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
Net increase (decrease) in net
 asset value resulting from
 investment operations........        2.61          1.11          0.34          2.17          0.28         (0.92)       2.24
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
Distributions:
  Net investment income.......       (0.00)        (0.00)        (0.00)        (0.00)        (0.00)        (0.04)      (0.00)
  Net realized gain on
   investments................       (0.13)        (0.05)        (0.76)        (0.20)        (0.24)        (0.95)      (0.00)
  In excess of net realized
   gain on investments........       (0.00)        (0.00)        (0.00)        (0.00)        (0.20)        (0.00)      (0.00)
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
      Total distributions.....       (0.13)        (0.05)        (0.76)        (0.20)        (0.44)        (0.99)      (0.00)
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of
 period.......................       $9.25         $6.77         $5.71         $6.13         $8.91         $9.07      $10.98
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
Total investment
 return***(a).................        38.6%         19.4%          6.2%         53.7%         3.15%        (8.36)%      25.6%
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------
                                ----------     ---------     ---------     ---------     ---------     ---------     ---------

Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $  136,975     $  29,792     $  17,178     $  12,052     $  69,654     $  71,794     $30,745
Ratio of net investment income
 (loss) to average net assets
 (b)..........................         0.1%         (0.2)%        (0.3)%        (0.9)%       (0.41)%       (0.69)%      (0.4)%
Ratio of expenses to average
 net assets:
  With expense reduction
   (b)........................         1.9%          2.1%          1.9%          1.9%         2.35%         2.35%        2.4%
  Without expense reduction
   (b)........................          --%(c)        --%(c)        --%(c)        --%(c)      2.43%         2.40%(c)      --%(c)
Portfolio turnover rate++.....          82%          115%          198%          122%           75%           96%         90%

--------------
+ Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

*   Calculated based upon weighted average shares outstanding during the year.

**  The per share data reflects a 3 for 1 stock split effective August 14, 1989.

*** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

(a) Not annualized for periods of less than one year.

(b) Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 14

                             GT GLOBAL EQUITY FUNDS

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                         CLASS A+
                                -------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------------
                                  1995(D)          1994            1993            1992            1991            1990
                                -----------     -----------     -----------     -----------     -----------     -----------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................       $12.10          $15.86          $10.31          $11.30          $10.57          $12.61
                                -----------     -----------     -----------     -----------     -----------     -----------
Net investment income
 (loss).......................         0.11            0.02           (0.03)           0.07            0.11            0.13
Net realized and unrealized
 gain (loss) on
 investments..................         0.79           (3.15)           6.23           (0.97)           1.25           (1.51)
                                -----------     -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net
 asset value resulting from
 investment operations........         0.90           (3.13)           6.20           (0.90)           1.36           (1.38)
                                -----------     -----------     -----------     -----------     -----------     -----------
Distributions:
  Net investment income.......        (0.10)          (0.01)          (0.00)          (0.06)          (0.08)          (0.12)
  Net realized gain on
   investments................        (0.43)          (0.55)          (0.65)          (0.03)          (0.55)          (0.54)
  In excess of net realized
   gain on investments........        (0.00)          (0.07)          (0.00)          (0.00)          (0.00)          (0.00)
                                -----------     -----------     -----------     -----------     -----------     -----------
    Total distributions.......        (0.53)          (0.63)          (0.65)          (0.09)          (0.63)          (0.66)
                                -----------     -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 period.......................       $12.47          $12.10          $15.86          $10.31          $11.30          $10.57
                                -----------     -----------     -----------     -----------     -----------     -----------
                                -----------     -----------     -----------     -----------     -----------     -----------
Total investment return**.....         7.45%         (19.73)%          60.6%           (8.0)%          13.1%          (11.0)%
                                -----------     -----------     -----------     -----------     -----------     -----------
                                -----------     -----------     -----------     -----------     -----------     -----------

Ratio and supplemental data:
Net assets, end of period (in
 000's).......................  $   383,722     $   404,680     $   498,898     $   281,418     $   333,800     $   234,793
Ratio of net investment income
 (loss) to average net
 assets.......................         0.91%           0.11%           (0.3)%           0.6%            1.0%            1.1%
Ratio of expenses to average
 net assets:
  With expense reductions.....         1.89%           1.81%            1.9%            2.0%            2.0%            2.1%
  Without expense
   reductions.................         1.94%             --%(c)          --%(c)          --%(c)          --%(c)          --%(c)
Portfolio turnover rate++.....           63%             87%            117%             72%             85%             75%

--------------
+ Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

*   The per share data reflects a 2 for 1 stock split effective August 14, 1989.

** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

(a) Not annualized for periods of less than one year.

(b) Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

(d) Calculated based upon weighted average shares outstanding during the period.

                               Prospectus Page 15

                             GT GLOBAL EQUITY FUNDS

                                                 CLASS A+                                               CLASS B+
                        ----------------------------------------------------------     ------------------------------------------
                                                                                                                        APRIL 1,
                                                                                         YEAR ENDED DECEMBER 31,          1993
                                         YEAR ENDED DECEMBER 31,                                                           TO
                        ----------------------------------------------------------     ---------------------------      DECEMBER
                           1989*          1988*           1987*           1986*          1995(D)          1994          31, 1993
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
Per Share Operating
 Performance:
Net asset value,
 beginning of
 period...............      $8.74          $7.25          $14.98           $8.82          $11.96          $15.79         $11.27
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
Net investment income
 (loss)...............      (0.01)          0.01           (0.01)          (0.05)           0.03           (0.06)         (0.10)
Net realized and
 unrealized gain
 (loss) on
 investments..........       4.21           1.66            0.51            6.22            0.75           (3.15)          5.27
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
Net increase
 (decrease) in net
 asset value resulting
 from investment
 operations...........       4.20           1.67            0.50            6.17            0.78           (3.21)          5.17
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
Distributions:
  Net investment
   income.............      (0.00)         (0.00)          (0.00)          (0.01)          (0.02)          (0.00)         (0.00)
  Net realized gain on
   investments and
   foreign currency...      (0.33)         (0.18)          (8.23)          (0.00)          (0.43)          (0.55)         (0.65)
  In excess of net
   realized gain on
   investments........      (0.00)         (0.00)          (0.00)          (0.00)          (0.00)          (0.07)         (0.00)
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
    Total
     distributions....      (0.33)         (0.18)          (8.23)          (0.01)          (0.45)          (0.62)         (0.65)
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
Net asset value, end
 of period............     $12.61          $8.74           $7.25          $14.98          $12.29          $11.96         $15.79
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
Total investment
 return** (a).........       48.1%          23.2%            5.7%           69.9%           6.54%         (20.30)%         46.3%
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------
                        -----------     ----------     -----------     -----------     -----------     -----------     ----------

Ratio and supplemental
 data:
Net assets, end of
 period (in 000's)....  $ 170,071       $ 56,342       $  38,780       $  50,647       $ 130,887       $ 120,171       $ 72,122
Ratio of net
 investment income
 (loss) to
 average net assets
 (b)..................       (0.1)%          0.0%           (0.2)%          (0.5)%          0.26%          (0.54)%         (0.9)%
Ratio of expenses to
 average
 net assets:
  With expense
   reductions (b).....        2.0%           2.2%            1.9%            1.4%           2.54%           2.46%           2.5%
  Without expense
   reductions (b).....         --%(c)         --%(c)          --%(c)          --%(c)        2.59%             --%(c)         --%(c)
Portfolio turnover
 rate++...............         70%           107%            215%            229%             63%             87%           117%

--------------
+ Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

*   The per share data reflects a 2 for 1 stock split effective August 14, 1989.

** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

(a) Not annualized for periods of less than one year.

(b) Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

(d) Calculated based upon weighted average shares outstanding during the period.

                               Prospectus Page 16

                             GT GLOBAL EQUITY FUNDS

                          GT GLOBAL EUROPE GROWTH FUND

                                                                          CLASS A+
                              -------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                              -------------------------------------------------------------------------------------------------
                                 1995(D)           1994*           1993*           1992*            1991              1990
                              -------------     -----------     -----------     -----------     -------------     -------------
Per Share Operating
 Performance:
Net asset value, beginning
 of period..................         $10.03          $10.84           $8.51           $9.59             $9.33            $10.94
                              -------------     -----------     -----------     -----------     -------------     -------------
Net investment income.......           0.04            0.06            0.05            0.11***           0.21              0.10
Net realized and unrealized
 gain (loss) on investments
 and foreign currency.......           0.95           (0.69)           2.36           (1.19)             0.19             (1.71)
                              -------------     -----------     -----------     -----------     -------------     -------------
Net increase (decrease) in
 net asset value resulting
 from investment
 operations.................           0.99           (0.63)           2.41           (1.08)             0.40             (1.61)
                              -------------     -----------     -----------     -----------     -------------     -------------
Distributions:
  Net investment income.....          (0.10)          (0.05)          (0.06)          (0.00)            (0.14)            (0.00)
  Net realized gain on
   investments..............          (0.04)          (0.00)          (0.00)          (0.00)            (0.00)            (0.00)
  In excess of net
   investment income........          (0.00)          (0.00)          (0.02)          (0.00)            (0.00)            (0.00)
  In excess of net realized
   gain on
   investments..............          (0.00)          (0.13)          (0.00)          (0.00)            (0.00)            (0.00)
                              -------------     -----------     -----------     -----------     -------------     -------------
      Total distributions...          (0.14)          (0.18)          (0.08)          (0.00)            (0.14)            (0.00)
                              -------------     -----------     -----------     -----------     -------------     -------------
Net asset value, end of
 year.......................         $10.88          $10.03          $10.84           $8.51             $9.59             $9.33
                              -------------     -----------     -----------     -----------     -------------     -------------
                              -------------     -----------     -----------     -----------     -------------     -------------
Total investment
 return****.................           9.86%          (5.80)%          28.3%          (11.3)%             4.3%            (14.7)%
                              -------------     -----------     -----------     -----------     -------------     -------------
                              -------------     -----------     -----------     -----------     -------------     -------------

Ratios and supplemental
 data:
Net assets, end of period
 (in 000's).................       $483,375        $646,313        $854,701        $781,607        $1,211,709        $1,428,677
Ratio of net investment
 income (loss) to average
 net assets.................           0.38%           0.61%            0.6%            1.2%***           1.7%              1.1%
Ratio of expenses to average
 net assets:
  With expense reductions...           1.83%           1.73%            1.9%            2.0%***           1.8%              1.9%
  Without expense
   reduction................           1.89%           1.81%(c)          --%(c)          --%(c)            --%(c)            --%(c)
Portfolio turnover rate++...            108%             91%             67%             65%               55%               34%

------------------
+     Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

*     Calculated based upon weighted average shares outstanding during the year.

**    The per share data reflects a 2 for 1 stock split effective August 14,
     1989.

***   Includes reimbursement by the Manager of Fund operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.

**** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

(a)   Not annualized for periods of less than one year.

(b)   Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

(d) Calculated based upon weighted average shares outstanding during the period.

                               Prospectus Page 17

                             GT GLOBAL EQUITY FUNDS

                                                    CLASS A+                                            CLASS B+
                             ------------------------------------------------------     ----------------------------------------
                                                                                                                       APRIL 1,
                                                                                         YEAR ENDED DECEMBER 31,         1993
                                            YEAR ENDED DECEMBER 31,                                                       TO
                             ------------------------------------------------------     -------------------------      DECEMBER
                               1989**         1988**         1987**        1986**        1995(D)         1994*        31, 1993*
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
Per Share Operating
 Performance:
Net asset value, beginning
 of period.................        $7.77       $7.76            $9.62       $6.82            $9.97         $10.79        $9.02
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
Net investment income
 (loss)....................        (0.02)      (0.07)           (0.00)+++   (0.03)+++        (0.03)         (0.00)        0.00
Net realized and unrealized
 gain (loss) on investments
 and foreign currency......         3.19        0.87             0.57        2.83             0.94          (0.69)        1.85
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
Net increase (decrease) in
 net asset value resulting
 from investment
 operations................         3.17        0.80             0.57        2.80             0.91          (0.69)        1.85
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
Distributions:
  Net investment income....        (0.00)      (0.00)           (0.00)      (0.00)           (0.03)         (0.00)       (0.06)
  In excess of net
   investment income.......                                                                                 (0.00)       (0.02)
  Net realized gain on
   investments.............        (0.00)      (0.79)           (2.43)      (0.00)           (0.04)
  In excess of net realized
   gain on investments.....        (0.00)      (0.00)           (0.00)      (0.00)           (0.00)         (0.13)       (0.00)
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
      Total
       distributions.......        (0.00)      (0.79)           (2.43)      (0.00)           (0.07)         (0.13)       (0.08)
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
Net asset value, end of
 period....................       $10.94       $7.77            $7.76       $9.62           $10.81          $9.97       $10.79
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
Total investment return****
 (a).......................         40.7%       11.1%             6.6%       41.0%            9.20%         (6.38)%       20.5%
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------
                             -----------     ---------     ----------     ---------     ----------     ----------     ----------

Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)................  $   382,428     $ 8,376       $   10,227     $ 9,809       $   73,025     $   81,602     $ 34,048
Ratio of net investment
 income (loss) to average
 net assets (b)............         (0.6)%      (1.0)%          (0.00)%+++    (0.4)%+++      (0.27)%        (0.04)%       (0.1)%(b)
Ratio of expenses to
 average
 net assets:
  With expense reductions
   (b).....................          1.9%          3.6%           2.0%+++       2.0%+++       2.48%          2.38%         2.6%
  Without expense
   reductions (b)..........           --%(c)        --%(c)         --%(c)        --%(c)       2.54%          2.46%(c)       --%(c)
Portfolio turnover
 rate++....................           43%          153%           193%          102%           108%            91%          67%

------------------
+     Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+++   Includes waivers of investment management and administration fees and partial reimbursement of operating expenses by the Manager.

*     Calculated based upon weighted average shares outstanding during the year.

**    The per share data reflects a 2 for 1 stock split effective August 14,
     1989.

***   Includes reimbursement by the Manager of Fund operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.

**** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

(a)   Not annualized for periods of less than one year.

(b)   Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

(d) Calculated based upon weighted average shares outstanding during the period.

                               Prospectus Page 18

                             GT GLOBAL EQUITY FUNDS

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND

                                                                      CLASS A(D)                     CLASS B(D)
                                                             ----------------------------   ----------------------------
                                                                   OCTOBER 18, 1995               OCTOBER 18, 1995
                                                             (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
                                                              THROUGH DECEMBER 31, 1995      THROUGH DECEMBER 31, 1995
                                                             ----------------------------   ----------------------------
Per Share Operating Performance:
Net asset value, beginning of year.........................             $11.43                         $11.43
                                                                       -------                        -------
Net investment income (loss)...............................               0.04*                          0.02*
Net realized and unrealized gain (loss) on investments.....               0.33                           0.33
                                                                       -------                        -------
Net increase (decrease) in net asset value resulting from
 investment operations.....................................               0.37                           0.35
                                                                       -------                        -------
Net asset value, end of year...............................             $11.80                         $11.78
                                                                       -------                        -------
Total investment return (c)(a).............................               3.24%                          3.06%
                                                                       -------                        -------
Ratios and supplemental data:
Net assets, end of period (in 000's).......................             $1,931                         $2,024
Ratio of net investment income (loss) to average net
 assets:
  With reimbursement by the Manager (b)....................               1.68%                          1.03%
  Without reimbursement by the Manager (b).................             (20.52)%                       (21.17)%
Ratio of expenses to average net assets:
  With reimbursement by the Manager (b)....................               2.00%                          2.65%
  Without reimbursement by the Manager (b).................              24.20%                         24.85%

------------------
* Before reimbursement by the Manager the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) Calculated based upon weighted average shares outstanding during the period.

                               Prospectus Page 19

                             GT GLOBAL EQUITY FUNDS

                         GT GLOBAL AMERICA GROWTH FUND

                                                                        CLASS A+
                                -----------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                -----------------------------------------------------------------------------------------
                                   1995           1994(C)          1993            1992            1991           1990
                                -----------     -----------     -----------     -----------     ----------     ----------
Per Share Operating
 Performance:
Net asset value, beginning of
 year.........................       $17.69          $17.17          $17.12          $14.13         $11.89         $12.84
                                -----------     -----------     -----------     -----------     ----------     ----------
Net investment income
 (loss).......................         0.24            0.04           (0.21)          (0.11)          0.01          (0.01)
Net realized and unrealized
 gain (loss) on
 investments..................         3.93            2.55            1.56            4.54           2.28          (0.94)
                                -----------     -----------     -----------     -----------     ----------     ----------
Net increase (decrease) in net
 asset value resulting from
 investment operations........         4.17            2.59            1.35            4.43           2.29          (0.95)
                                -----------     -----------     -----------     -----------     ----------     ----------
Distributions:
  Net investment income.......        (0.21)          (0.02)          (0.00)          (0.00)         (0.01)         (0.00)
  Net realized gain on
   investments................        (2.58)          (2.05)          (1.30)          (1.44)         (0.04)         (0.00)
                                -----------     -----------     -----------     -----------     ----------     ----------
    Total distributions.......        (2.79)          (2.07)          (1.30)          (1.44)         (0.05)         (0.00)
                                -----------     -----------     -----------     -----------     ----------     ----------
Net asset value, end of
 year.........................       $19.07          $17.69          $17.17          $17.12         $14.13         $11.89
                                -----------     -----------     -----------     -----------     ----------     ----------
                                -----------     -----------     -----------     -----------     ----------     ----------
Total investment return (d)...        23.23%          15.69%            8.3%           31.7%          19.3%          (7.4)%
                                -----------     -----------     -----------     -----------     ----------     ----------
                                -----------     -----------     -----------     -----------     ----------     ----------
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $   396,291     $   196,937     $   116,468     $   166,712     $   88,041     $   65,413
Ratio of net investment income
 (loss) to average
 net assets...................         1.24%           0.17%           (0.7)%          (1.1)%          0.0%          (0.1)%
Ratio of expenses to average
 net assets...................         1.46%           1.58%            1.6%            1.8%           1.7%           2.0%
Portfolio turnover rate++.....           71%            102%             92%            114%           156%           145%

--------------
+ Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.11. Without such reimbursement, the ratio of expenses to average net assets would have been 3.3% and the ratio of net investment income to average net assets would have been (1.2)%.

(a) Not annualized for periods of less than one year.

(b) Annualized for periods of less than one year.

(c) The selected per share data were calculated based upon weighted average shares outstanding.

(d) Total investment return does not include sales charge.

(e) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 20

                             GT GLOBAL EQUITY FUNDS

                                                           CLASS A+                                  CLASS B+
                                              -----------------------------------     --------------------------------------
                                                                         JUNE 9,
                                                                          1987
                                                                        (COMMENCEMENT                              APRIL 1,
                                                                           OF                                        1993
                                                   YEAR ENDED           OPERATIONS)   YEAR ENDED DECEMBER 31,         TO
                                                  DECEMBER 31,           THROUGH                                   DECEMBER
                                              ---------------------     DECEMBER      ------------------------        31,
                                                1989        1988        31, 1987        1995         1994(C)         1993*
                                              ---------   ---------     ---------     ---------     ----------     ---------
Per Share Operating Performance:
Net asset value, beginning of year..........      $8.76       $8.56      $10.00          $17.50         $17.09      $15.90
                                              ---------   ---------     ---------     ---------     ----------     ---------
Net investment income (loss)................       0.10*      (0.40)      (0.19)           0.10          (0.09)      (0.29)
Net realized and unrealized gain (loss) on
 investments................................       4.65        1.35       (1.25)           3.87           2.55        2.78
                                              ---------   ---------     ---------     ---------     ----------     ---------
Net increase (decrease) in net asset value
 resulting from investment operations.......       4.75        0.95       (1.44)           3.97           2.46        2.49
                                              ---------   ---------     ---------     ---------     ----------     ---------
Distributions:
  Net investment income.....................      (0.10)      (0.00)      (0.00)          (0.12)         (0.00)      (0.00)
  Net realized gain on investments..........      (0.57)      (0.75)      (0.00)          (2.58)         (2.05)      (1.30)
                                              ---------   ---------     ---------     ---------     ----------     ---------
    Total distributions.....................      (0.67)      (0.75)      (0.00)          (2.70)         (2.05)      (1.30)
                                              ---------   ---------     ---------     ---------     ----------     ---------
Net asset value, end of year................     $12.84       $8.76       $8.56          $18.77         $17.50      $17.09
                                              ---------   ---------     ---------     ---------     ----------     ---------
                                              ---------   ---------     ---------     ---------     ----------     ---------
Total investment return (d)(a)..............       54.8%       11.1%      (14.4)%         22.42%         15.06%       16.1%
                                              ---------   ---------     ---------     ---------     ----------     ---------
                                              ---------   ---------     ---------     ---------     ----------     ---------
Ratios and supplemental data:
Net assets, end of period (in 000's)........  $   9,930   $   1,548     $ 1,039       $ 348,435     $   80,060     $ 1,982
Ratio of net investment income (loss) to
 average
 net assets (b).............................        1.2%*      (4.7)%      (2.7)%          0.59%         (0.48)%      (1.3)%
Ratio of expenses to average
 net assets (b).............................        1.9%*       5.1%        3.8%           2.11%          2.23%        2.2%
Portfolio turnover rate++...................        133%        184%        505%             71%           102%         92%

--------------
+ Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.11. Without such reimbursement, the ratio of expenses to average net assets would have been 3.3% and the ratio of net investment income to average net assets would have been (1.2)%.

(a) Not annualized for periods of less than one year.

(b) Annualized for periods of less than one year.

(c) The selected per share data were calculated based upon weighted average shares outstanding.

(d) Total investment return does not include sales charge.

(e) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 21

                             GT GLOBAL EQUITY FUNDS

                          GT GLOBAL AMERICA VALUE FUND

                                                                    CLASS A(D)                     CLASS B(D)
                                                           ----------------------------   ----------------------------
                                                                 OCTOBER 18, 1995               OCTOBER 18, 1995
                                                           (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
                                                            THROUGH DECEMBER 31, 1995      THROUGH DECEMBER 31, 1995
                                                           ----------------------------   ----------------------------
Per Share Operating Performance:
Net asset value, beginning of year.......................             $11.43                         $11.43
                                                                     -------                        -------
Net investment income (loss).............................               0.03*                          0.01*
Net realized and unrealized gain (loss) on investments...               1.30                           1.31
                                                                     -------                        -------
Net increase (decrease) in net asset value resulting from
 investment operations...................................               1.33                           1.32
                                                                     -------                        -------
Net asset value, end of year.............................             $12.76                         $12.75
                                                                     -------                        -------
Total investment return (c)(a)...........................              11.64%(a)                      11.55%(a)
                                                                     -------                        -------
Ratios and supplemental data:
Net assets, end of period (in 000's).....................             $  870                         $1,254
Ratio of net investment income (loss) to average net
 assets:
  With reimbursement by the Manager (b)..................               1.10%                          0.45%
  Without reimbursement by the Manager (b)...............             (47.44)%                       (48.09)%
Ratio of expenses to average net assets:
  With reimbursement by the Manager (b)..................               2.00%                          2.65%
  Without reimbursement by the Manager (b)...............              50.54%                         51.19%

------------------
* Before reimbursement by the Manager the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) Calculated based upon weighted average shares outstanding during the period.

                               Prospectus Page 22

                             GT GLOBAL EQUITY FUNDS

                          GT GLOBAL JAPAN GROWTH FUND

                                                                                CLASS A+
                                          -------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------------------
                                            1995*           1994           1993          1992*           1991           1990
                                          ----------     ----------     ----------     ----------     ----------     ----------
Per Share Operating Performance:
Net asset value, beginning of period....      $12.15         $11.61          $8.70         $11.16         $11.48         $16.39
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net investment income (loss)............       (0.04)         (0.04)         (0.14)         (0.00)***      (0.09)         (0.05)++
Net realized and unrealized gain (loss)
 on investments.........................        0.26           0.79           3.05          (2.40)         (0.23)         (4.60)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset
 value resulting from investment
 operations.............................        0.22           0.75           2.91          (2.40)         (0.32)         (4.65)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Distributions:
  Net realized gain on investments and
   foreign currency.....................       (1.37)         (0.21)         (0.00)         (0.06)         (0.00)         (0.26)
                                          ----------     ----------     ----------     ----------     ----------     ----------
      Total distributions...............       (1.37)         (0.21)         (0.00)         (0.06)         (0.00)         (0.26)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period..........      $11.00         $12.15         $11.61          $8.70         $11.16         $11.48
                                          ----------     ----------     ----------     ----------     ----------     ----------
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total investment return****.............        1.94%          6.56%          33.5%         (21.5)%         (2.8)%        (28.7)%
                                          ----------     ----------     ----------     ----------     ----------     ----------
                                          ----------     ----------     ----------     ----------     ----------     ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  111,105     $   98,066     $   88,487     $   93,865     $   61,519     $   51,693
Ratio of net investment income (loss) to
 average net assets.....................       (0.40)%        (0.32)%         (0.3)%         (0.0)%***       (1.5)%        (1.2)%++
Ratio of expenses to average net assets:
  With expense reductions...............        1.99%          1.91%           2.1%           2.2%***        2.2%           2.2%++
  Without expense reductions............        2.14%          2.03%(c)         --%(c)         --%(c)         --%(c)         --%(c)
Portfolio turnover rate++...............          67%            49%           104%           115%           251%           138%

--------------
+     Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Calculated based upon weighted average shares outstanding during the period.

**    The per share data reflects a 2 for 1 stock split effective August 15,
     1988.

***   Includes reimbursement by the Manager of Fund operating expenses of $0.01.
     Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)%.

**** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

++     Includes reimbursement by the Manager of Fund operating expenses of
     $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.4% and the ratio of net investment loss to average net assets would have been (1.35)%.

(a)   Not annualized.

(b)   Annualized.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 23

                             GT GLOBAL EQUITY FUNDS

                                                   CLASS A+                                            CLASS B+
                            ------------------------------------------------------     -----------------------------------------
                                                                                                                       APRIL 1,
                                                                                         YEAR ENDED DECEMBER 31,         1993
                                           YEAR ENDED DECEMBER 31,                                                        TO
                            ------------------------------------------------------     ---------------------------     DECEMBER
                               1989          1988**         1987**        1986**          1995*           1994         31, 1993
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Per Share Operating
 Performance:
Net asset value, beginning
 of period................      $10.57         $10.36          $9.88       $6.20            $12.02          $11.57       $9.85
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Net investment income
 (loss)...................       (0.19)         (0.20)         (0.15)      (0.14)            (0.12)          (0.13)      (0.18)
Net realized and
 unrealized gain (loss) on
 investments..............        6.57           2.44           4.52        3.91              0.25            0.79        1.90
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Net increase (decrease) in
 net asset value resulting
 from investment
 operations...............        6.38           2.24           4.37        3.77              0.13            0.66        1.72
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Distributions:
  Net realized gain on
   investments and foreign
   currency...............       (0.56)         (2.03)         (3.89)      (0.09)            (1.37)          (0.21)      (0.00)
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
      Total
       distributions......       (0.56)         (2.03)         (3.89)      (0.09)            (1.37)          (0.21)      (0.00)
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Net asset value, end of
 period...................      $16.39         $10.57         $10.36       $9.88            $10.78          $12.02      $11.57
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Total investment
 return**** (a)...........        60.7%          21.9%          52.1%       61.3%             1.20%           5.81%       17.5%
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
                            ----------     ----------     ----------     ---------     -----------     -----------     ---------
Ratios and supplemental
 data:
Net assets, end of period
 (in 000's)...............     $48,405        $18,591        $10,049      $7,313           $41,274         $27,355      $3,699
Ratio of net investment
 income (loss) to average
 net assets (b)...........        (1.6)%         (1.5)%         (2.4)%      (1.6)%           (1.05)%         (0.97)%      (0.9)%
Ratio of expenses to
 average
 net assets:
  With expense reductions
   (b)....................         2.1%           2.2%           3.0%        2.2%             2.64%           2.56%        2.7%
  Without expense
   reductions (b).........          --%(c)         --%(c)         --%(c)      --%(c)          2.79%           2.68%         --%(c)
Portfolio turnover
 rate++...................         108%           150%           319%        207%              67%              49%        104%

--------------
+     Commencing April 1, 1993, the Fund began offering Class B shares. All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

++    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Calculated based upon weighted average shares outstanding during the period.

**    The per share data reflects a 2 for 1 stock split effective August 15,
     1988.

***   Includes reimbursement by the Manager of Fund operating expenses of $0.01.
     Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)%.

**** Total investment return does not reflect the maximum sales charge on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class B shares.

++     Includes reimbursement by the Manager of Fund operating expenses of
     $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.4% and the ratio of net investment loss to average net assets would have been (1.35)%.

(a)   Not annualized for periods of less than one year.

(b)   Annualized for periods of less than one year.

(c) Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reduction, if any.

                               Prospectus Page 24

                             GT GLOBAL EQUITY FUNDS

                           ALTERNATIVE PURCHASE PLAN

--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES. The primary distinction between the two classes of each Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares of each Fund represent interests in the same Fund and have the same rights, except that each class bears the separate expenses of its Rule 12b-1 distribution plan and has exclusive voting rights with respect to such plan, and each class has a separate exchange privilege. See "Management" and "How to Exchange Shares." Each class has distinct advantages and disadvantages for different investors, and investors should choose the class that better suits their circumstances and objectives.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price imposed at the time of purchase. This initial sales charge is reduced or waived for certain purchases. Purchases of $500,000 or more must be for Class A shares. Class A shares of each Fund also bear annual service and distribution fees of up to 0.35% of the average daily net assets of that class.

CLASS B SHARES. Class B shares are sold at net asset value with no initial sales charge at the time of purchase. Therefore, the entire amount of an investor's purchase payment is invested in a Fund. Class B shares bear annual service and distribution fees of up to 1.00% of the average daily net assets of that class, and Class B shareholders pay a contingent deferred sales charge of up to 5% of the lesser of the original purchase price or the net asset value of such shares at the time of redemption. The higher service and distribution fees paid by the Class B shares of a Fund will cause that class to have a higher expense ratio and to pay lower dividends per share than Class A shares of the same Fund.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which class of a Fund to purchase, investors should consider the foregoing factors as well as the following:

INTENDED HOLDING PERIOD. Over time, the cumulative expense of the 1.00% annual service and distribution fees on the Class B shares of a Fund will approximate or exceed the expense of the applicable 4.75% maximum initial sales charge plus the 0.35% service and distribution fees on that Fund's Class A shares. For example, if net asset value remains constant, the Class B shares' aggregate service and distribution fees would be equal to the Class A shares' initial maximum sales charge and service and distribution fees approximately seven years after purchase. Thereafter, Class B shares would experience higher cumulative expenses. Investors who expect to maintain their investment in a Fund over the long-term but do not qualify for a reduced initial sales charge might elect the Class A initial sales charge alternative, because the indirect expense to the shareholder of the accumulated service and distribution fees on the Class B shares will exceed the initial sales charge paid by the shareholder plus the indirect expense to the shareholder of the accumulated service and distribution fees of Class A shares. Class B investors, however, enjoy the benefit of permitting all their dollars to work from the time the investments are made. Any positive investment return on this additional invested amount would partially or wholly offset the higher annual expenses borne by Class B shares. Because the Funds' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

Finally, Class B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the annual Class B service and distribution fees, as compared with the cost of the applicable initial sales charge and annual service and distribution fees applicable to the Class A shares.

The "Hypothetical Example of Effect of Expenses" under "Prospectus Summary" shows for each Fund the cumulative expenses an investor would pay over time on a hypothetical investment in Class A and Class B shares of each Fund, assuming an annual return of 5%.

REDUCED SALES CHARGES. Class A share purchases of $50,000 or more and Class A share purchases made

                               Prospectus Page 25

                             GT GLOBAL EQUITY FUNDS
under a Fund's reduced sales charge plans may be made at a reduced initial sales charge. See "How to Invest" for a complete list of reduced sales charges applicable to Class A purchases.

WAIVER OF SALES CHARGES. The entire initial sales charge on Class A shares of a Fund is waived for certain eligible purchasers and these purchasers' entire purchase price would be immediately invested in that Fund. Investors eligible for complete initial sales charge waivers should purchase Class A shares. The contingent deferred sales charge is waived for certain redemptions of Class B shares of a Fund. A 1% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed.

Investors should understand that the contingent deferred sales charge on the Class B shares and the initial sales charge on the Class A shares are both intended to compensate GT Global and selling broker/dealers for their distribution services. Broker/dealers may receive different levels of compensation for selling a particular class of shares of a Fund.

See "How to Invest," "How to Redeem Shares" and "Management" for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for Class A and Class B shares of each Fund and "Dividends, Other Distributions and Federal Income Taxation" and "Calculation of Net Asset Value" for other differences between these two classes.

ADVISOR CLASS SHARES. Advisor Class shares are offered through a separate Prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account ("Advisory Account"); (c) any account with assets of a least $10,000 if (i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account; (d) accounts advised by one of the companies comprising or affiliated with Liechtenstein Global Trust; and (e) any of the companies comprising or affiliated with Liechtenstein Global Trust.

--------------------------------------------------------------------------------
                             INVESTMENT OBJECTIVES
                           AND POLICIES; RISK FACTORS

--------------------------------------------------------------------------------

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund seek long-term growth of capital. The America Small Cap Fund and America Value Fund seek long-term capital appreciation.

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund seek their objective by investing, under normal circumstances, at least 65% of their total assets in equity securities of issuers domiciled in their Primary Investment Area, as described below. The America Small Cap Fund seeks its investment objective by investing all of its investable assets in the America Small Cap Portfolio, that, in turn, normally invests at least 65% of its total assets in equity securities of small cap companies domiciled in its Primary Investment Area, as described below. The America Value Fund seeks its investment objective by investing all of its investable assets in the America Value Portfolio, that, in turn, normally invests at least 65% of its total assets in equity securities of medium to large cap issuers, domiciled in its Primary Investment Area as described below, that the Manager believes to be undervalued in relation to long-term earning power or other factors. There is no assurance that any Fund or Portfolio will achieve its investment objective.

Equity securities in which a Fund or Portfolio (which, for purposes of the following discussion under "Investment Objectives and Policies; Risk Factors," the phrase "Fund or Portfolio" includes only the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund, America Growth Fund, America Small Cap Portfolio and America Value Portfolio) may invest include common stocks,

                               Prospectus Page 26

                             GT GLOBAL EQUITY FUNDS
preferred stocks, convertible debt securities and warrants to acquire such securities.

The Funds' Primary Investment Areas include the following countries:

GT GLOBAL NEW PACIFIC GROWTH FUND ("PACIFIC FUND") -- Australia, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Taiwan and Thailand

GT GLOBAL EUROPE GROWTH FUND ("EUROPE FUND") -- Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom

GT GLOBAL JAPAN GROWTH FUND ("JAPAN FUND") -- Japan

GT GLOBAL INTERNATIONAL GROWTH FUND ("INTERNATIONAL FUND") -- all countries listed for each other Fund, and Argentina, Brazil, Canada, Chile, Colombia, Israel, Mexico, Peru and Venezuela, but not the United States

GT GLOBAL WORLDWIDE GROWTH FUND ("WORLDWIDE FUND") -- same as International Fund, but including the United States

GT GLOBAL AMERICA GROWTH FUND ("AMERICA GROWTH FUND") -- the United States

GT GLOBAL AMERICA SMALL CAP GROWTH FUND ("AMERICA SMALL CAP FUND") -- the United States

GT GLOBAL AMERICA VALUE FUND ("AMERICA VALUE FUND") -- the United States

From time to time, the Company's Board of Trustees may add or delete countries from a Fund's Primary Investment Area. See "Other Policies."

As indicated by these Primary Investment Areas, the WORLDWIDE FUND is designed for those investors desiring to delegate equity investment decisions, including allocation of assets among the world's different markets, currency strategies and individual stock selection, to the Manager's professional team of investment specialists. The INTERNATIONAL FUND is intended for investors seeking to complement their U.S. equity investments with a professionally managed international portfolio. The PACIFIC FUND and the EUROPE FUND are regional funds for investors interested in a more geographically concentrated investment but still desiring to diversify across multiple markets. Finally, the JAPAN FUND, the AMERICA GROWTH FUND, AMERICA SMALL CAP FUND and AMERICA VALUE FUND are designed for investors wishing to concentrate their investment in a particular market, or size of market, but still desiring the professional management, liquidity and diversification afforded by a mutual fund.

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may invest up to 35% of their total assets in the equity securities of issuers domiciled outside of their Primary Investment Area. Such investments may include, e.g.: (a) securities of issuers in countries that are not located in the Primary Investment Area but are linked by tradition, economic markets, cultural similarities or geography to the countries in such Primary Investment Area; and (b) securities of issuers located elsewhere in the world which have operations in the Primary Investment Area or which stand to benefit from political and economic events in the Primary Investment Area. For example, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may invest in a company outside of its Primary Investment Area when the Manager believes at the time of investment that the value of the company's securities may be enhanced by conditions or developments in that Primary Investment Area even though the company's production facilities are located outside of that Primary Investment Area.

In managing the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund, the Manager seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Manager further attempts to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The Manager intends to invest in such markets only after balancing the potential for growth of selected companies in each market relative to the risks of investing in each such country. Among the factors to be considered are that several of the markets included in the Primary Investment Areas of the Pacific Fund, Europe Fund, International Fund, and Worldwide Fund are so-called developing countries, and their economies and markets are less developed and more prone to uncertainty, instability and risk than those of the other markets in which such Funds invest.

Under normal circumstances, the assets of the Worldwide Fund and International Fund are invested in the equity securities of issuers domiciled in at least three different countries, and 20% to

                               Prospectus Page 27

                             GT GLOBAL EQUITY FUNDS
60% of the Worldwide Fund's assets normally are invested in the equity securities of U.S. issuers. The America Growth Fund currently expects to invest a majority of its assets in the securities of mid-and small-size companies. In selecting securities for inclusion in the America Growth Fund's portfolio, the Manager normally initially focuses on companies with total equity market capitalization of $2 billion or less.

Up to 35% of total assets in the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may be invested in debt securities. These debt obligations include U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and Depository Receipts. The issuers of such debt securities may or may not be domiciled in the Primary Investment Area of a particular Fund purchasing the securities. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund will limit their purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P"), or, if not similarly rated by any other nationally recognized statistical rating organization ("NRSRO"), deemed by the Manager to be of equivalent quality. Debt rated Baa by Moody's, which is the lowest category of investment grade debt, is considered by Moody's to have speculative characteristics. See the Statement of Additional Information for a full description of Moody's and S&P ratings.

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may use instruments (including forward currency contracts), and the America Small Cap Fund, the America Value Fund and the Portfolios also may use instruments, often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

The America Small Cap Fund seeks its investment objective by investing all of its investable assets in the America Small Cap Portfolio, that, in turn, normally invests at least 65% of its total assets in equity securities, including common stocks, convertible preferred stocks, convertible debt securities and warrants of small cap companies domiciled in the Primary Investment Area of the America Small Cap Fund, the United States. For purposes of the foregoing, "small cap" companies are companies that, at the time of purchase of their securities by the America Small Cap Portfolio, have market capitalizations of up to $500 million. Market capitalization means the total market value of a company's outstanding common stock. There is no necessary correlation between market capitalization and the financial attributes (such as level of assets, revenues or income) often used to measure a company's size. The remainder of the America Small Cap Portfolio's assets may be invested in common stocks, convertible preferred stocks, convertible debt securities and warrants of companies domiciled in the United States that are not small cap companies as defined above, non-convertible preferred stocks, non-convertible debt securities, U.S. government securities and high quality money market instruments, such as U.S. government obligations, high grade commercial paper, bank certificates of deposit and bankers' acceptances of issuers domiciled in the United States.

The America Value Fund seeks its investment objective by investing all of its investable assets in the America Value Portfolio, that, in turn, normally invests at least 65% of its total assets in equity securities, including common stocks, convertible preferred stocks, convertible debt securities and warrants of medium to large cap issuers domiciled in the Fund's Primary Investment Area, the United States, that the Manager believes to be undervalued in relation to long-term earning power or other factors. For purposes of the foregoing, "medium to large cap" issuers are issuers with a market capitalization greater than $500 million at the time of purchase by the America Value Portfolio. The remainder of the America Value Portfolio's assets may be invested in common stocks, convertible preferred stocks, convertible debt securities and warrants of companies domiciled in the United States that are smaller than the issuers defined above, non-convertible preferred stocks, non-convertible debt securities, U.S. government securities and high quality money market instruments, such as U.S. government obligations, high grade commercial paper, bank certificates of deposit and bankers' acceptances of issuers domiciled in the United States.

In selecting issuers for the America Value Portfolio, the Manager attempts to identify securities of issuers whose prospects and growth potential, in the Manager's opinion, are currently undervalued by investors. In the Manager's view, an issuer may show favorable prospects as a result of many factors, including, but not limited to, changes in

                               Prospectus Page 28

                             GT GLOBAL EQUITY FUNDS
management, shifts in supply and demand conditions in the industry in which it operates, technological advances, new products or product cycles, or changes in macroeconomic trends. The securities of such issuers may be undervalued by the market due to many factors, including market decline, tax-loss selling, poor economic conditions, limited coverage by the investment community, investors' reluctance to overlook perceived financial, operational, managerial or other problems affecting the issuer or the industry in which it operates, and other factors. The Manager will attempt to identify those undervalued issuers with the potential for attractive returns.

For purposes of the Portfolios, an issuer is considered domiciled in the United States if it is incorporated under the laws of any of its states or territories or the District of Columbia, and either (i) at least 50% of the value of its assets is located in the United States, or (ii) it normally derives at least 50% of its income from operations or sales in the United States.

The debt obligations that the Portfolios may invest in are limited to U.S. government securities and corporate debt securities of issuers domiciled in the United States. The Portfolios will limit their purchases of debt securities to investment grade obligations, as defined above.

OTHER POLICIES. Because the development of the world's economies and stock markets is rapidly evolving, from time to time the Board of Trustees may add or delete countries from a Fund's Primary Investment Area. In the past, new markets such as Indonesia, South Korea and Taiwan have been added in the Primary Investment Area of the Pacific Fund, and Greece, Ireland, Portugal and Turkey have been added in the Primary Investment Area of the Europe Fund. On the other hand, Japan has been eliminated from the Primary Investment Area of the Pacific Fund.

With respect to certain countries, currently including Taiwan, investments by a Fund may only be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Each Fund or Portfolio may invest up to 10% of its assets in other investment companies. As a shareholder in an investment company, a Fund or Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund or Portfolio would continue to pay its own management fees and other expenses.

Each Fund or Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Fund's or Portfolio's investment objective, the Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in debt securities or high quality money market instruments issued by corporations, or the U.S. or a foreign government. In addition, for temporary defensive purposes, such as during times of international political or economic uncertainty, most or all investments of the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may be made in the United States and denominated in U.S. dollars. For temporary defensive purposes, each Portfolio may hold U.S. dollars and/or may invest any portion of its assets in domestic debt securities or high quality money market instruments. To the extent a Fund or Portfolio adopts a temporary defensive position, it will not be invested so as to achieve directly its investment objective.

In addition, pending investment of proceeds from new sales of Fund shares or to meet its ordinary daily cash needs, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in high quality foreign or domestic money market instruments. Each Portfolio also may hold U.S. dollars and/or invest in domestic debt securities or high quality money market instruments pending investment of proceeds from new sales of America Small Cap Fund or America Value Fund shares, or to meet its ordinary daily cash needs. Money market instruments in which the Funds or Portfolios may invest include, but are not limited to, the following: government securities; high grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High grade commercial paper refers to commercial paper rated P-1 by Moody's or A-1 by S&P at the time of investment or, if unrated, deemed by the Manager to be of comparable quality.

                               Prospectus Page 29

                             GT GLOBAL EQUITY FUNDS

From time to time, it may be advantageous for each Fund or Portfolio to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, each Fund or Portfolio may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of the Fund's shares. Each Fund or Portfolio also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, no Fund or Portfolio will borrow for leveraging purposes, nor will any Fund or Portfolio purchase securities while borrowings are outstanding. See "Investment Objectives and Policies" in the Statement of Additional Information.

The Funds or Portfolios may lend their portfolio securities, for the purpose of realizing additional income, to broker/dealers or to other institutional investors. At all times a loan is outstanding, the borrower must maintain with the Funds' or Portfolios' custodian collateral consisting of cash, U.S. government securities or other liquid, high grade debt securities equal to at least the value of the borrowed securities, plus any accrued interest. Each Fund or Portfolio will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Each Fund or Portfolio limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

The Funds or Portfolios may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds or Portfolios will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund or Portfolio. If the Fund or Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund or Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that a Fund or Portfolio may incur a loss.

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund also may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Each Fund or Portfolio may invest up to 15% of its net assets in illiquid securities.

RISK FACTORS. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its securities and its net currency exposure, or fluctuations in the market value of the securities of its corresponding Portfolio.

As of December 31, 1995, companies outside the U.S. comprised approximately 66% of the world's stock market capitalization, according to Morgan Stanley Capital International. Moreover, from time to time, the equity securities of issuers located outside the U.S. have outperformed substantially those of U.S. issuers. Accordingly, the Manager believes that the Funds' policies (except those of the America Growth Fund, America Small Cap Fund and America Value Fund) of investing in equity securities of issuers outside the U.S. may enable them to produce returns greater than those produced by funds investing solely in the securities of domestic issuers.

Foreign investing entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor will the issuers thereof be subject to, the

                               Prospectus Page 30

                             GT GLOBAL EQUITY FUNDS
reporting requirements of the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Fund's interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing its net investment income. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing.

With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect the Funds' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

The Manager allocates investments among fixed income securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. If market interest rates decline, fixed income securities generally appreciate in value and vice versa. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. In addition to the foregoing, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

Since the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since such Funds may hold foreign currencies, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of shares of the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund, and also may affect the value of dividends and interest earned by such Funds and gains and losses they realize. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

SMALL CAP COMPANIES. Small cap companies may be more vulnerable than larger companies to adverse business, economic, or market developments. Small cap companies may also have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small cap company stocks pay low or no dividends. Securities of small cap companies are generally less liquid and their prices more volatile than those of securities of larger companies. The securities of some small cap companies may not be widely traded; the America Growth Fund's and the America Small Cap Portfolio's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the America Growth Fund and the

                               Prospectus Page 31

                             GT GLOBAL EQUITY FUNDS
America Small Cap Portfolio to dispose of securities of these small cap companies at prevailing market prices in order to meet redemptions.

SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in the securities of issuers domiciled in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, converting of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. In addition, settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. Also, most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures contracts to implement strategies to attempt to hedge its portfolio, I.E., reduce the overall level of investment risk normally associated with such Fund. In addition, each Portfolio may use options on securities, options on indices, futures contracts and options on futures contracts to implement strategies to attempt to hedge its portfolio, I.E., reduce the overall level of investment risk normally associated with a Portfolio. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Fund or Portfolio may enter into such instruments up to the full value of its portfolio assets. There can be no assurance that these hedging efforts will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may enter into forward currency contracts either with respect to specific transactions or with respect to such Fund's portfolio positions. For example, when the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund anticipate making a purchase or sale of a security, such Funds may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of such Fund's portfolio securities denominated in a foreign currency. The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts on currencies to hedge against movements in exchange rates.

In addition, each Fund or Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or Portfolio or that the Manager intends to include in the Fund's or Portfolio's portfolio. The Funds or Portfolios also may buy and sell put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets or market sectors generally, rather than

                               Prospectus Page 32

                             GT GLOBAL EQUITY FUNDS
anticipated increases or decreases in the value of a particular security.

Further, the Funds or Portfolios may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market or market sector decline that could adversely affect the Fund's or Portfolio's portfolio. The Funds or Portfolios also may buy stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund or Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

In addition, each Fund or Portfolio may purchase and sell put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter ("OTC") markets.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which a Fund or Portfolio may enter into forward contracts, futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information.

Although a Fund or Portfolio might not employ any of the foregoing strategies, the use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Funds or Portfolios invest; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible inability of a Fund or Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund or Portfolio to sell a security at a disadvantageous time, due to the need for the Fund or Portfolio to maintain "cover" or to set aside securities in connection with hedging transactions; and (6) the possible need to defer closing out certain options, futures contracts and forward currency contracts in order to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Dividends, Other Distributions and Taxes" herein and "Taxes" in the Statement of Additional Information. If the Manager incorrectly forecasts securities market movements, currency exchange rates or interest rates in utilizing a strategy for a Fund or Portfolio, the Fund or Portfolio would be in a better position if it had not hedged at all.

The Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund and America Growth Fund may also conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

OTHER INFORMATION. Each Fund's investment objective of long-term capital growth or long-term capital appreciation may not be changed without the approval of a majority of the Fund's outstanding voting securities. As defined in the 1940 Act and as used in this Prospectus, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the Fund's outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares. In addition, each Fund has adopted certain investment limitations as fundamental policies which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information.

Unless specifically noted, the Funds' and the Portfolios' investment policies described in this Prospectus and in the Statement of Additional Information, including each Fund's policy of normally investing at least 65% of its assets in the equity securities of issuers domiciled in its Primary Investment Area, or policies with respect to investment in its market sector's securities and the percentage limitations with respect to such investments, are not fundamental policies and may be changed by vote of the Company's or the Portfolio's Board of Trustees, as applicable,

                               Prospectus Page 33

                             GT GLOBAL EQUITY FUNDS
without shareholder approval, provided that any such policies as so amended do not conflict with the Fund's or the Portfolio's fundamental investment limitations. Each Fund's or Portfolio's policies regarding lending and the percentage of that Fund's or Portfolio's assets that may be committed to borrowing and diversification of investments are fundamental policies and may not be changed without shareholder approval. See "Investment Limitations" in the Statement of Additional Information.

OTHER INFORMATION REGARDING THE PORTFOLIOS. The America Small Cap Fund and America Value Fund may each withdraw its investment in its corresponding Portfolio at any time, if the Board of Trustees of the Company determines that it is in the best interests of that Fund and its shareholders to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all the investable assets of that Fund in another pooled investment entity having substantially the same investment objective as that Fund or the retention by that Fund of its own investment adviser to manage that Fund's assets in accordance with the investment objective, policies and limitations discussed herein with respect to each such Fund and its investment in its corresponding Portfolio.

The approval of the America Small Cap Fund and America Value Fund and of other investors in their corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of such Fund thirty days prior to any changes in its corresponding Portfolio's investment objective. If the objective of that Portfolio changes and the shareholders of the corresponding Fund do not approve a parallel change in such Fund's investment objective, that Fund would seek an alternative investment vehicle or directly retain its own investment adviser.

As previously described, investors should be aware that the America Small Cap Fund and America Value Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their investment objective by investing all of their investable assets in the America Small Cap Portfolio and America Value Portfolio, respectively, each of which is a separate investment company, as previously described. Since the America Small Cap Fund and America Value Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of that Portfolio.

In addition to selling its interest to its corresponding Fund, the America Small Cap Portfolio and America Value Portfolio may each sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of that Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as the Portfolio's corresponding Fund and may charge different sales commissions. Therefore, investors in the America Small Cap Fund and America Value Fund may experience different returns from investors in another investment company which invests exclusively in its corresponding Portfolio. As of the date of this Prospectus, the America Small Cap Fund and America Value Fund are the only institutional investors in their corresponding Portfolios. However, the America Small Cap Portfolio and America Value Portfolio expect to offer beneficial interests to other institutional investors in the future. Although interests in the Portfolios are not currently available, either directly or indirectly, to individual investors through other funds, information regarding any such funds will be available from GT Global at the appropriate toll-free telephone number provided in the Shareholder Account Manual.

Investors in the America Small Cap Fund and America Value Fund should be aware that such Fund's investment in its corresponding Portfolio may be materially affected by the actions of large investors in such Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in that Portfolio than its corresponding Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions which is not approved by the shareholders of its corresponding Fund could require such Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as

                               Prospectus Page 34

                             GT GLOBAL EQUITY FUNDS
opposed to a cash distribution) by that Portfolio. Should such a distribution occur, the America Small Cap Fund and America Value Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the America Small Cap Fund and America Value Fund and could adversely affect the liquidity of such Funds.

See "Management" for a description of the investment management fee and other expenses associated with the investment of the America Small Cap Fund and America Value Fund in their corresponding Portfolios. This Prospectus and the Statement of Additional Information dated April 29, 1996, as revised October 31, 1996, contain more detailed information about the organizational structure of the America Small Cap Fund and America Value Fund and their corresponding Portfolios, including information related to: (i) the investment objective, policies and restrictions of such Funds and their Portfolios; (ii) the Board of Trustees and officers of the Company, the Trustees and officers of the Portfolios, the administrator of such Funds and the investment manager and administrator of the Portfolios; (iii) portfolio transactions and brokerage commissions; (iv) such Funds' shares, including the rights and liabilities of its shareholders; (v) additional performance information, including the method used to calculate yield and total return; and (vi) the determination of the value of the shares of such Funds.

--------------------------------------------------------------------------------

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Each Fund is authorized to issue three classes of shares. Class A shares of the Funds are sold to investors subject to an initial sales charge, while Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses and a contingent deferred sales charge payable upon certain redemptions. The third class of shares of the Funds, the Advisor Class, is offered through a separate prospectus only to certain investors. See "Alternative Purchase Plan."

Orders received before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. The minimum initial investment is $500 ($100 for IRAs and $25 for custodial accounts under Section 403(b)(7) of the Code and other tax-qualified employer-sponsored retirement accounts, if made by such investors under a systematic investment plan providing for monthly payments of at least that amount), and the minimum for additional purchases is $100 ($25 for IRAs, Code
Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. See "Purchasing Class A Shares" and "Purchasing Class B Shares" below. The Funds and GT Global reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF A FUND. ALL PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. PURCHASES OF $500,000 OR MORE MUST BE FOR CLASS A SHARES.

PURCHASES THROUGH BROKER/DEALERS. Shares of the Funds may be purchased through broker/dealers with which GT Global has entered into dealer agreements. Orders received by such broker/dealers before the close of regular trading on the NYSE on a Business Day will be effected that day, provided that such order is transmitted to the Transfer Agent prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker/dealer, at the investor's option, subsequent purchases may be made directly through GT Global. See "Shareholder Account Manual."

                               Prospectus Page 35

                             GT GLOBAL EQUITY FUNDS

Broker/dealers that do not have dealer agreements with GT Global also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Such a broker/dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor with respect to Class A shares, and may be avoided if shares are purchased through a broker/dealer that has a dealer agreement with GT Global or directly through GT Global.

PURCHASES THROUGH THE DISTRIBUTOR. Investors may purchase shares and open an account directly through GT Global, each Fund's distributor, by completing and signing an Account Application accompanying this Prospectus. Investors should mail to the Transfer Agent the completed Account Application indicating the class of shares together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by such an application.

Investors also may purchase shares of the Funds through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to a Fund. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Funds. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

CERTIFICATES. In the interest of economy and convenience, physical certificates representing a Fund's shares will not be issued unless an investor submits a written request to the Transfer Agent, or unless the investor's broker requests that the Transfer Agent provide certificates. Shares of a Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

                           PURCHASING CLASS A SHARES

Each Fund's public offering price for Class A shares is equal to the net asset value per share (see "Calculation of Net Asset Value") plus a sales charge determined in accordance with the following schedule:

                              SALES CHARGE AS PERCENTAGE OF         DEALER
                                                                REALLOWANCE AS
AMOUNT OF PURCHASE            ------------------------------     PERCENTAGE OF
AT THE PUBLIC                   OFFERING           NET           THE OFFERING
OFFERING PRICE                    PRICE        INVESTMENT            PRICE
----------------------------  -------------  ---------------  -------------------
Less than $50,000...........          4.75%           4.99%              4.25%
$50,000 but less than
  $100,000..................          4.00%           4.17%              3.50%
$100,000 but less than
  $250,000..................          3.00%           3.09%              2.75%
$250,000 but less than
  $500,000..................          2.00%           2.04%              1.75%
$500,000 or more............          0.00%           0.00%            *

--------------

* GT Global will pay the following commissions to brokers that initiate and are responsible for purchases by any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $3 million, plus 0.50% on the excess over $3 million. For purposes of determining the appropriate commission to be paid in connection with the transaction, GT Global will combine purchases made by a broker on behalf of a single client so that the broker's commission, as outlined above, will be based on the aggregate amount of such client's share purchases over a rolling twelve month period from the date of the transaction.

All shares purchased pursuant to a sales charge waiver based on the aggregate purchase amount equalling at least $500,000 will be subject to a contingent deferred sales charge for the first year after their purchase, as described under "Contingent Deferred Sales Charge -- Class A Shares," equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption.

From time to time, GT Global may reallow to broker/ dealers the full amount of the sales charge on Class A shares or may pay out additional amounts to broker/dealers who sell Class A shares. In some instances, GT Global may offer these reallowances or additional payments only to broker/dealers that have sold or may sell significant amounts of Class A shares. To the extent that GT Global reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933, as amended. Commissions also may be paid to broker/ dealers and other financial institutions that initiate purchases of at least $500,000 made pursuant to

                               Prospectus Page 36

                             GT GLOBAL EQUITY FUNDS
sales charge waivers (i) and (vii), described below under "Sales Charge Waivers -- Class A Shares."

The following describes purchases that may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual Code Section 403(b) plan or single-participant self-employed individual retirement plan ("Keogh Plan"). This also includes purchases made by a company controlled by such individual(s);

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Code Section 401(k), and medical, life and disability insurance trusts) other than a plan described in "(a)" above; and

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

(i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 100 but less than 1,000 employees.

(ii) Current or retired Trustees, Directors and officers of the investment companies for which the Manager serves as investment manager and/or administrator; employees or retired employees of the companies comprising Liechtenstein Global Trust or affiliated companies of Liechtenstein Global Trust; the children, siblings and parents of the persons in the foregoing categories; and trusts primarily for the benefit of such persons.

(iii) Registered representatives or full-time employees of broker/dealers that have entered into dealer agreements with GT Global, and the children, siblings and parents of such persons, and employees of financial institutions that directly, or through their affiliates, have entered into dealer agreements with GT Global (or that otherwise have an arrangement with respect to sales of Fund shares with a broker/dealer that has entered into a dealer agreement with GT Global), and the children, siblings and parents of such employees.

(iv) Companies exchanging shares with or selling assets to one or more of the GT Global Mutual Funds pursuant to a merger, acquisition or exchange offer.

(v) Shareholders of any of the GT Global Mutual Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the GT Global Mutual Funds.

(vi) Purchases made through the automatic investment of dividends and other distributions paid by any of the other GT Global Mutual Funds.

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver equals at least $500,000, and further provided that such money is not eligible to be invested in the Advisor Class.

(viii) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with GT Global.

(ix) Retirement plan participants who borrow from their retirement accounts by redeeming GT Global Mutual Fund shares and subsequently repay such loans via a purchase of Fund shares.

(x) Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in GT Global Mutual Funds, the proceeds of which are reinvested in Fund shares.

(xi) Accounts not eligible for the Advisor Class as to which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

(xii) Certain former AMA Investment Advisers' shareholders who became shareholders of the GT Global Health Care Fund in October, 1989, and who have continuously held shares in the GT Global Mutual Funds since that time.

(xiii) An investor purchasing shares of a fund with redemption proceeds from a registered management investment company that is not one of the GT Global Mutual Funds, on which the investor was subject to a front-end sales charge or a contingent deferred sales charge.

                               Prospectus Page 37

                             GT GLOBAL EQUITY FUNDS

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in a Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of the Fund and/or one or more of the other GT Global Mutual Funds. The Transfer Agent must receive from the investor or the investor's broker/dealer within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. For a discussion of the federal income tax consequences of a reinstatement, see "Dividends, Other Distributions and Federal Income Taxation -- Taxes."

REDUCED SALES CHARGE PLANS -- CLASS A SHARES. Class A shares may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker/ dealers or the Transfer Agent.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of other GT Global Mutual Funds (other than GT Global Dollar Fund) plus (c) the price of all shares of GT Global Mutual Funds (other than shares of GT Global Dollar Fund not acquired by exchange) already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker/dealers, the Transfer Agent or GT Global sufficient information to permit confirmation of qualification. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in Class A shares of the Funds and the Class A shares of other GT Global Mutual Funds (other than GT Global Dollar Fund) in the following thirteen months. The LOI is included as part of the Account Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of GT Global Mutual Fund Class A shares (other than GT Global Dollar Fund), the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen month period covered by the LOI, the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to GT Global of a higher applicable sales charge.

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualification for such treatment. THE FOREGOING LOI APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $500,000 or more may be made without an initial sales charge. Purchases of Class A shares of two or more GT Global Mutual Funds (other than GT Global Dollar Fund) may be combined for this purpose, and the Right of Accumulation also applies to such purchases. If a shareholder redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $500,000 or more within one year after the date of purchase, a contingent deferred sales charge of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares that are redeemed will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions or (2) Class A shares redeemed more than one year after their purchase. Such shares purchased for at least $500,000 without a sales charge may be exchanged for Class A shares of another GT Global Mutual Fund (other than GT Global Dollar Fund) without the imposition of a contingent deferred

                               Prospectus Page 38

                             GT GLOBAL EQUITY FUNDS
sales charge, although the contingent deferred sales charge described above will apply to the redemption of the shares acquired through an exchange. The waivers set forth under "Contingent Deferred Sales Charge Waivers" below apply to redemptions of Class A shares upon which a contingent deferred sales charge would otherwise be imposed. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           PURCHASING CLASS B SHARES

The public offering price of the Class B shares of each Fund is the next determined net asset value per share. See "Calculation of Net Asset Value." No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Since the Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment.

Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents:
(1) reinvestment of dividends or capital gain distributions or (2) shares redeemed more than six years after their purchase. Redemptions of most other Class B shares will be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge Waivers." The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no charge is imposed on increases in net asset value above the original purchase price:

                                  CONTINGENT DEFERRED SALES
                                CHARGE AS A PERCENTAGE OF THE
                                LESSER OF NET ASSET VALUE AT
                                         REDEMPTION
                                       OR THE ORIGINAL
      REDEMPTION DURING                PURCHASE PRICE
------------------------------  -----------------------------
1st Year Since Purchase.......                    5%
2nd Year Since Purchase.......                    4%
3rd Year Since Purchase.......                    3%
4th Year Since Purchase.......                    3%
5th Year Since Purchase.......                    2%
6th year Since Purchase.......                    1%
Thereafter....................                    0%

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired through the reinvestment of dividends and distributions; then of amounts representing the cost of shares purchased seven years or more prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be sold without a contingent deferred sales charge. The number of shares needed to fund the remaining $335.00 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge the original purchase price of $10.00 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10.00 per share at a contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           CONTINGENT DEFERRED SALES
                                 CHARGE WAIVERS

The contingent deferred sales charge will be waived for exchanges, as described below, and for redemptions in connection with each Fund's systematic withdrawal plan not in excess of 12% of the value of the account annually. In addition, the contingent deferred sales charge will be waived in the following circumstances:
(1) total or partial redemptions made within one year following the death or disability of a shareholder; (2) minimum required distributions made in connection with a GT Global, IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(3) total or partial redemptions resulting from a distribution

                               Prospectus Page 39

                             GT GLOBAL EQUITY FUNDS
following retirement in the case of a tax-qualified employer-sponsored retirement plan; (4) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (5) a one-time reinvestment in Class B shares of the Fund within 180 days of a prior redemption; (6) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;
(7) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, which are permitted to be made without penalty pursuant to the Code (other than tax-free rollovers or transfers of assets) and the proceeds of which are reinvested in Fund shares; (8) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (9) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (10) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (11) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code or the return of excess aggregate contributions pursuant to Section 401(m)(6) of the Code; (12) redemptions made in connection with a distribution (from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code) to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (13) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

            PROGRAMS APPLICABLE TO CLASS A SHARES AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of a Fund through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more ($25 or more for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from a Fund in cash. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their brokers or GT Global for more information.

DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is a systematic, disciplined investment method through which a shareholder invests the same dollar amount each month. Accordingly, the investor purchases more shares when a Fund's net asset value is relatively low and fewer shares when a Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. The GT Global Dollar Cost Averaging Program provides a convenient means for investors to use this method to purchase either Class A or Class B shares of the GT Global Mutual Funds. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases when prices are declining.

A participant in the GT Global Dollar Cost Averaging Program first designates the size of his or her monthly investment in a Fund ("Monthly Investment") after participation in the Program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the GT Global Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the GT Global Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. For more information about the GT Global Dollar Cost Averaging Program, investors should consult their brokers or GT Global.

PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of GT Global Mutual Funds. The Program will automatically rebalance their

                               Prospectus Page 40

                             GT GLOBAL EQUITY FUNDS
holdings of GT Global Mutual Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, GT Global Mutual Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more GT Global Mutual Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other GT Global Mutual Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the Funds in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of Fund(s) that have appreciated most during the period being exchanged for shares of Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation."

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Funds and GT Global reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, Letter of Intent, and Dollar Cost Averaging programs. Certain brokers may charge a fee for establishing accounts relating to the Program.
A shareholder interested in more information regarding the Program should contact his or her financial adviser. Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

                               Prospectus Page 41

                             GT GLOBAL EQUITY FUNDS

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of any Fund may be exchanged for shares of any other GT Global Mutual Funds (including the other Equity Funds), based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. This exchange privilege is available only in those jurisdictions where the sale of GT Global Mutual Fund shares to be acquired may be legally made. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the contingent deferred sales charge, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation."

In addition to the Funds, the GT Global Mutual Funds currently include:

      -- GT GLOBAL EMERGING MARKETS FUND
      -- GT GLOBAL HEALTH CARE FUND
      -- GT GLOBAL FINANCIAL SERVICES FUND
      -- GT GLOBAL INFRASTRUCTURE FUND
      -- GT GLOBAL NATURAL RESOURCES FUND
      -- GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
      -- GT GLOBAL TELECOMMUNICATIONS FUND
      -- GT GLOBAL LATIN AMERICA GROWTH FUND*
      -- GT GLOBAL GROWTH & INCOME FUND
      -- GT GLOBAL GOVERNMENT INCOME FUND
      -- GT GLOBAL STRATEGIC INCOME FUND
      -- GT GLOBAL HIGH INCOME FUND
      -- GT GLOBAL DOLLAR FUND
--------------

*   Formerly G.T. Latin America Growth Fund

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. If an investor does not surrender all of his or her shares in an exchange, the remaining balance in the investor's account after the exchange must be at least $500. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

A shareholder interested in making an exchange should write or call his or her broker/dealer or the Transfer Agent to request the prospectus of the other GT Global Mutual Fund(s) being considered. Certain brokers may charge a fee for handling exchanges.

EXCHANGES BY TELEPHONE. A shareholder may give exchange instructions to the shareholder's broker/ dealer or to the Transfer Agent by telephone at the appropriate toll-free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates previously have been deposited.

Shareholders automatically have telephone privileges to authorize exchanges. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the investor's broker/dealer or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

OTHER INFORMATION ABOUT EXCHANGES. Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and can be limited by a Fund's or GT Global's refusal to accept further purchase and exchange orders from the investor or broker/dealer. The terms of the exchange offer described above may be modified at any time, on 60 days' prior written notice to shareholders.

                               Prospectus Page 42

                             GT GLOBAL EQUITY FUNDS

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

As described below, shares of the Funds may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) and redemption proeeds will be sent within seven days of the execution of a redemption request. Shareholders with broker/dealers that sell shares may redeem shares through such broker/ dealers; if the shares are held in the broker/dealer's "street name," the redemption must be made through the broker/dealer. Other shareholders may redeem shares through the Transfer Agent. If a redeeming shareholder owns both Class A and Class B shares of a Fund, the Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

REDEMPTIONS THROUGH BROKER/DEALERS. Shareholders with accounts at broker/dealers that sell shares of the Funds may submit redemption requests to such broker/dealers. Broker/dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the shares' net asset value next computed after the broker/dealer receives the request or, as described below, by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds (less any applicable contingent deferred sales charge for Class B shares) normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. Broker/dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their broker/ dealers for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. All redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation (less any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares). Redemption requests received before the close of regular trading on the NYSE on any Business Day will be effected at the net asset value calculated on that day. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder with questions concerning the Funds' signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee on each wire redemption sent, but reserves the right to do so in the future.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS

                               Prospectus Page 43

                             GT GLOBAL EQUITY FUNDS
FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceeding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may participate in the GT Global Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on redemptions made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies to be redeemed may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their broker/ dealers or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares of the Fund may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt about what documents are required should contact his or her broker/dealer or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which a Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check, it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

A Fund may redeem the shares of any shareholder whose account is reduced to less than $500 in net asset value through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100).

                               Prospectus Page 44

                             GT GLOBAL EQUITY FUNDS

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their broker/dealers. Shareholders also may place such orders directly through GT Global in accordance with this Manual. See "How to Invest;" "How to Make Exchanges;" "How to Redeem Shares;" and "Dividends, Other Distributions and Federal Income Taxation -- Taxes" for more information.

Each Funds' Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE SUCH AN INVESTOR MUST SEND A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK, N.A.
    ABA 121000248
    Attn: GT GLOBAL
         ACCOUNT NO. 4023-050701

EXCHANGES BY TELEPHONE

Call GT Global at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, amount of exchange, class of shares, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

REDEMPTIONS BY TELEPHONE

Call GT Global at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, California 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, comply with the above instructions but send to the following address:

    GT Global Investor Services
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures should call GT Global at 1-800-223-2138.

                               Prospectus Page 45

                             GT GLOBAL EQUITY FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets (which, for the America Small Cap Fund and America Value Fund, is the value of each such Fund's investment in its corresponding Portfolio), subtracting all of its liabilities, and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Equity securities held by a Fund or Portfolio are valued at the last sale price on the exchange or in the over-the-counter ("OTC") market in which such securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities, or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided that such valuations represent fair value. When market quotations for futures and options positions held by a Fund or Portfolio are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Company's or Portfolio's Board of Trustees. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Certain of the Fund's or Portfolios' securities, from time to time, may be traded primarily on foreign exchanges or OTC dealer markets which may trade on days when the NYSE is closed (such as Saturday). As a result, the net asset values of a Fund's shares may be affected significantly by such trading on days when shareholders have no access to that Fund.

The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher expenses borne by the Class B shares. The per share net asset value of the Advisor Class shares of a Fund generally will be higher than that of the Class A and Class B shares of that Fund because of the lower expenses borne by the Advisor Class shares. It is expected, however, that the net asset value per share of the classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense accrual differential between the classes.

                               Prospectus Page 46

                             GT GLOBAL EQUITY FUNDS

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund annually declares as a dividend all of its (or, in the case of the America Small Cap Fund or the America Value Fund, its proportionate share of its corresponding Portfolio's) net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less applicable expenses. Each Fund also annually distributes substantially all of its (or, in the case of the America Small Cap Fund or the America Value Fund, its proportionate share of its corresponding Portfolio's) realized net short-term capital gain (the excess of short-term capital gains over short-term capital losses), net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares of a Fund will be lower than the per share income dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares; and the per share income dividends on both such classes of shares of a Fund will be lower than the per share income dividends on the Advisor Class shares of that Fund as a result of the absence of any service and distribution fees applicable to Advisor Class shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS IS THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to qualify (in the case of the America Small Cap Fund and the America Value Fund) or continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income -- consisting generally of its (or, in the case of the America Small Cap Fund or America Value Fund, its proportionate share of its corresponding Portfolio's) net investment income, net gains from certain foreign currency transactions and net short-term capital gain -- and net capital gain that is distributed to its shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's

                               Prospectus Page 47

                             GT GLOBAL EQUITY FUNDS
earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional shares.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another GT Global Mutual Fund (including another Fund) generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of such Fund or any other GT Global Mutual Fund on which an initial sales charge normally is imposed without paying that sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Trustees has overall responsibility for the operation of each Fund. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day to day management services required by each Fund.

The Portfolios' Board of Trustees has overall responsibility for the operation of each Portfolio. See "Directors, Trustees, and Executive Officers" in the Statement of Additional Information for a complete description of the Trustees of the Funds and the Portfolios. A majority of the disinterested members (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Board of Trustees of the Company and of the Portfolios have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising concerning the Funds and their corresponding Portfolios up to and including creating a separate Board of Trustees for the Portfolios.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by Chancellor LGT Asset Management, Inc. (the "Manager") as the investment

                               Prospectus Page 48

                             GT GLOBAL EQUITY FUNDS
manager of the Pacific Fund, Europe Fund, Japan Fund, International Fund, Worldwide Fund, America Growth Fund and each Portfolio include, but are not limited to, determining the composition of the portfolio of such Funds and such Portfolios and placing orders to buy, sell or hold particular securities. In addition, the Manager provides the following administrative services to each Fund and each Portfolio: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Funds' and Portfolios' operation.

The America Small Cap Fund and America Value Fund each pays the Manager administration fees, computed daily and paid monthly, at the annualized rate of 0.25% of such Fund's average daily net assets. In addition, each such Fund bears its pro rata portion of the investment management and administration fees paid by its corresponding Portfolio to the Manager. The Portfolios each pay such fees, computed daily and paid monthly, based on the average daily net assets of such Portfolio, directly to the Manager at the annualized rate of .475% on the first $500 million, .45% on the next $500 million, .425% on the next $500 million and .40% on all amounts thereafter.

The America Growth Fund pays the Manager investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million, and .65% on amounts thereafter. Each of the other Funds pays the Manager investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter. These rates are higher than those paid by most mutual funds. Each Fund and Portfolio pays all expenses not assumed by the Manager, GT Global or other agents. GT Global and the Manager have undertaken to limit each Fund's, other than America Small Cap Fund's, America Value Fund's and America Growth Fund's, expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 2.25% and 2.90% of the average daily net assets of such Fund's Class A and Class B shares, respectively. Similarly, GT Global and the Manager have undertaken to limit each of the America Small Cap Fund's, America Value Fund's and America Growth Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 2.00% and 2.65% of the average daily net assets of such Fund's Class A and Class B shares, respectively.

The Manager also serves as each Fund's and each Portfolio's pricing and accounting agent. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Mutual Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of October 31, 1996, the Manager and its worldwide asset management affiliates manage approximately $59 billion. In the United States, as of October 31, 1996, the Manager manages or administers approximately $10 billion of GT Global Mutual Funds. As of October 31, 1996, assets entrusted to Liechtenstein Global Trust total approximately $80 billion.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. As of September 30, 1996, Chancellor Capital and its affiliates, based in New York, were the 15th largest independent investment manager in the United States with approximately $33 billion in assets under management. Chancellor Capital specialized in public and private U.S. equity and bond portfolio management for over 300 U.S. institutional clients.

                               Prospectus Page 49

                             GT GLOBAL EQUITY FUNDS

In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo, and Toronto. In managing the GT Global Mutual Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking to achieve each Fund's investment objective. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of each Fund or Portfolio are as follows:

                                  PACIFIC FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Lawrence Yip                            Portfolio Manager since 1993            Portfolio Manager for the Manager and
 Hong Kong                                                                       LGT Asset Management Ltd. (Asia)

                                  EUROPE FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Anna Powell                             Portfolio Manager since 1995            Portfolio Manager for LGT Asset
 London                                                                          Management PLC (London) and the
                                                                                 Manager since 1995. From 1989 to
                                                                                 1995, Ms. Powell was a Portfolio
                                                                                 Manager for Robert Fleming & Co.,
                                                                                 Ltd. (London).

                          AMERICA SMALL CAP PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Soraya M. Betterton                     Portfolio Manager since 1996            Portfolio Manager for the Manager.
 San Francisco

                              AMERICA GROWTH FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Derek H. Webb                           Portfolio Manager since 1996            Portfolio Manager for the Manager
 San Francisco                                                                   since 1994. Analyst for the Manager
                                                                                 from 1992 to 1994. From 1990 to 1992,
                                                                                 Mr. Webb was a student at the
                                                                                 University of Pennsylvania, Wharton
                                                                                 School of Business. During 1989, he
                                                                                 was Vice President, Citicorp
                                                                                 Investment Bank of Los Angeles. Prior
                                                                                 thereto, he was a Bond Trader, Trust
                                                                                 Co. of the West (Los Angeles).

                            AMERICA VALUE PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Soraya M. Betterton                     Portfolio manager since Portfolio       Portfolio Manager for the Manager.
 San Francisco                           inception

                               Prospectus Page 50

                             GT GLOBAL EQUITY FUNDS

                                 WORLDWIDE FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
F. Christian Wignall                    Portfolio Manager since 1987            Chief Investment Officer -- Global
 San Francisco                                                                   Equities for the Manager.
Soraya M. Betterton                     Portfolio Manager since 1989            Portfolio Manager for the Manager.
 San Francisco
Serge Selfslagh                         Portfolio Manager since 1993            Portfolio Manager for LGT Asset
 London                                                                          Management PLC (London) and the
                                                                                 Manager since 1993. Prior thereto,
                                                                                 Mr. Selfslagh was a Portfolio Manager
                                                                                 for Schroder Investment Management
                                                                                 (London) and its U.S. affiliate,
                                                                                 SCMI.
Michael Lindsell                        Portfolio Manager since 1992            Chief Investment Officer -- Japan for
 Tokyo                                                                           LGT Asset Management Ltd. as well as
                                                                                 Portfolio Manager for the Manager
                                                                                 since 1992. Prior thereto, Mr.
                                                                                 Lindsell was a Director of Warburg
                                                                                 Asset Management (Tokyo).

                                   JAPAN FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
Michael Lindsell                        Portfolio Manager since 1992            Chief Investment Officer -- Japan for
 Tokyo                                                                           LGT Asset Management Ltd. as well as
                                                                                 Portfolio Manager for the Manager
                                                                                 since 1992. Prior thereto, Mr.
                                                                                 Lindsell was a Director of Warburg
                                                                                 Asset Management (Tokyo).

                               INTERNATIONAL FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            LAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
F. Christian Wignall                    Portfolio Manager since 1987            Chief Investment Officer -- Global
 San Francisco                                                                   Equities for the Manager.
Michael Lindsell                        Portfolio Manager since 1992            Chief Investment Officer -- Japan for
 Tokyo                                                                           LGT Asset Management Ltd. as well as
                                                                                 Portfolio Manager for the Manager
                                                                                 since 1992. Prior thereto, Mr.
                                                                                 Lindsell was a Director of Warburg
                                                                                 Asset Management (Tokyo).
Serge Selfslagh                         Portfolio Manager since 1993            Portfolio Manager for LGT Asset
 London                                                                          Management PLC (London) and the
                                                                                 Manager since 1993. Prior thereto,
                                                                                 Mr. Selfslagh was a Portfolio Manager
                                                                                 for Schroder Investment Management
                                                                                 (London) and its U.S. affiliate,
                                                                                 SCMI.

                               Prospectus Page 51

                             GT GLOBAL EQUITY FUNDS

In placing orders for the Funds' and Portfolios' portfolio transactions, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker/ dealer. Commissions or discounts in foreign securities exchanges and OTC markets often are fixed and generally are higher than those in U.S. securities exchanges or markets. Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions. Consistent with its obligation to obtain the best net results, the Manager may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions for a Fund or Portfolio may be executed through any Liechtenstein Global Trust affiliates.

The portfolio turnover rate for the fiscal year ended December 31, 1995, was 113% for the Worldwide Fund and 108% for the Europe Fund. In addition, the Manager anticipates that the annual turnover rate of each Portfolio will not exceed 75%. See the sub-caption "Portfolio Trading and Turnover" in the Statement of Additional Information. Increases in portfolio turnover would involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that a Fund will bear directly, and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor, or principal underwriter, of each Fund's Class A and Class B shares. Like the Manager, GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, California 94111. As distributor, GT Global collects the sales charges imposed on purchases of Class A shares and and any contingent deferred sales charges that may be imposed on certain redemptions of Class A and Class B shares. GT Global reallows a portion of the sales charges on Class A shares to broker/dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." In addition, GT Global pays a commission equal to 4.00% of the amount invested to broker/dealers who sell Class B shares. A commission with respect to Class B shares is not paid on exchanges or certain reinvestments in Class B shares.

GT Global, at its own expense, may provide additional promotional incentives to broker/dealers that sell shares of the Funds and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to broker/dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to brokers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/or other events sponsored by the broker/dealer. In addition, GT Global makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Under a plan of distribution adopted by the Company's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, with respect to each Fund's Class A shares ("Class A Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to a separate plan of distribution adopted with respect to each Fund's Class B shares ("Class B Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing

                               Prospectus Page 52

                             GT GLOBAL EQUITY FUNDS
and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as such Plan continues in effect.

GT Global's service and distribution expenses covered by the Plans include the payment of ongoing commissions; the cost of any additional compensation paid by GT Global to brokers and dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Funds; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to GT Global's service and distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. In addition, its expenses covered by the Class B Plan include payment of initial sales commissions to broker/dealers and interest on any unreimbursed amounts carried forward thereunder.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

--------------------------------------------------------------------------------

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, such as an additional investment, redemption or the payment of a dividend or other distribution, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's Automatic Investment Plan, Systematic Withdrawal Plan, and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of the Funds' fiscal year on December 31 and fiscal half-year on June 30 of each year, shareholders will receive an annual and semiannual report, respectively. These reports list the securities held by each Fund and include each Fund's financial statements. Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated. In addition, the federal income tax status of distributions made by the Funds to shareholders will be reported after the end of the fiscal year on Form 1099-DIV.

ORGANIZATION OF THE COMPANY. The Company is organized as a Massachusetts business trust and is registered with the SEC as a diversified open-end management investment company.

From time to time the Company has and may continue to establish additional funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's shares of beneficial interest. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of each Fund will be voted by that Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of that Fund's investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of all the Company's Funds will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection by the Board of Trustees of the Company's independent accountants.

The Company normally will not hold meetings of shareholders, except as required under the 1940 Act. The Company would be required to hold a shareholders meeting in the event that at any time less than a majority of the Trustees holding office

                               Prospectus Page 53

                             GT GLOBAL EQUITY FUNDS
had been elected by shareholders. Trustees shall continue to hold office until their successors are elected and have qualified. Shares of the Company's Funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting securities may call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Declaration of Trust, the Company may issue an unlimited number of shares for each of the Funds, including an unlimited number of Class A, Class B and Advisor Class shares of each Fund. Each share of a Fund represents an interest in the Fund only, has no par value, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each Class A, Class B and Advisor Class share of each Fund is equal as to earnings, assets and voting privileges to each other share in such Fund, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of the Funds, when issued, are fully paid and nonassessable.

ORGANIZATION OF THE PORTFOLIOS. Each Portfolio is organized as a subtrust of Growth Portfolio, a New York common law trust. The Declaration of Trust provides that the America Small Cap Fund, America Value Fund and other entities investing in its corresponding Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds), if any, each will be liable for all obligations of that Portfolio. However, the Trustees of the Company believe that the risk of such Funds' incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance existed and each of the Portfolios itself was unable to meet its obligations, and that neither such Funds nor their shareholders will be exposed to a material risk of liability by reason of such Funds investing in their corresponding Portfolios.

Whenever the America Small Cap Fund or America Value Fund is requested to vote on any proposal of its corresponding Portfolio, such Fund will hold a meeting of such Fund's shareholders and will cast its vote as instructed by its shareholders. Because a Portfolio investors' votes are proportionate to their percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Shares for which no voting instructions are received will be voted in the same proportion as the shares for which voting instructions are received. Any information received from the America Small Cap Portfolio and America Value Portfolio in the Portfolio's reports to shareholders will be provided to the shareholders of its corresponding Fund.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll-free at (800) 223-2138 or by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111.

PERFORMANCE INFORMATION. Each Fund, from time to time, may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, a Fund may quote its average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes the reinvestment of all dividends and capital gain distributions at net asset value on the reinvestment date established by the Board of Trustees.

In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital

                               Prospectus Page 54

                             GT GLOBAL EQUITY FUNDS
appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Each Fund's performance data reflect past performance and are not necessarily indicative of future results. A Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. A Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Manager and GT Global, a subsidiary of Liechtenstein Global Trust, and maintains offices at California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, California 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is custodian of each Fund's and each Portfolio's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company and the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager, GT Global and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and each Fund's or Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and Portfolio, assists in the preparation of each Fund's and each Portfolio's federal and state income tax returns and consults with the Company and each Fund and Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 55

                             GT GLOBAL EQUITY FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 56

                             GT GLOBAL EQUITY FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 57

                             GT GLOBAL EQUITY FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 58

                             GT GLOBAL EQUITY FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 59

[LOGO]
   GT GLOBAL MUTUAL FUNDS
 P.O. Box 7345                                                                                                   ACCOUNT APPLICATION
 SAN FRANCISCO, CA 94120-7345
 800/223-2138

 / / INDIVIDUAL  / / JOINT TENANT  / / GIFT/TRANSFER FOR MINOR  / / TRUST  / / CORP.

 ACCOUNT REGISTRATION    / / NEW ACCOUNT         / / ACCOUNT REVISION (Account No.: --------------------------------------)

 NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the name of one custodian and one minor and include the state under which the custodianship is created.


  ------------------------------------    --------------------------------------------------------------------------------
  Owner                                   Social  Security  Number  /  /  or  Tax  I.D.  Number  /  /  (Check  applicable  box)
  ------------------------------------    If  more than  one owner,  social security  number or  taxpayer identification number
  Co-owner 1                              should be provided for first owner listed. If a purchase is made under Uniform  Gift/
  ------------------------------------    Transfer  to  Minors Act,  social  security number  of  the minor  must  be provided.
  Co-owner 2                              Resident of /  / U.S.   / / Other  (specify)-----------------------------------------

                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  Street Address                                                          Home Telephone
                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  City, State, Zip Code                                                   Business Telephone

 FUND SELECTION $500 minimum initial investment required for each Fund selected. Checks should be made payable to "GT GLOBAL."
 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER / / Class A Shares or / /Class B Shares (Not available for purchases of $500,000 or more or, except for investors participating in the Portfolio Rebalancing Program, for the GT Global Dollar Fund).
 If a class share box is not checked, your investment will be made in Class A shares.

                                                       INITIAL                                                       INITIAL
                                                       INVESTMENT                                                    INVESTMENT
07 / / GT GLOBAL WORLDWIDE GROWTH FUND                 $               13 / / GT GLOBAL LATIN AMERICA GROWTH FUND    $
                                                       ----------                                                    ----------
05 / / GT GLOBAL INTERNATIONAL GROWTH FUND             $               24 / / GT GLOBAL AMERICA SMALL CAP GROWTH     $
                                                       ----------             FUND                                   ----------
16 / / GT GLOBAL EMERGING MARKETS FUND                 $               06 / / GT GLOBAL AMERICA GROWTH FUND          $
                                                       ----------                                                    ----------
11 / / GT GLOBAL HEALTH CARE FUND                      $               23 / / GT GLOBAL AMERICA VALUE FUND           $
                                                       ----------                                                    ----------
15 / / GT GLOBAL TELECOMMUNICATIONS FUND               $               04 / / GT GLOBAL JAPAN GROWTH FUND            $
                                                       ----------                                                    ----------
19 / / GT GLOBAL INFRASTRUCTURE FUND                   $               10 / / GT GLOBAL GROWTH & INCOME FUND         $
                                                       ----------                                                    ----------
17 / / GT GLOBAL FINANCIAL SERVICES FUND               $               09 / / GT GLOBAL GOVERNMENT INCOME FUND       $
                                                       ----------                                                    ----------
21 / / GT GLOBAL NATURAL RESOURCES FUND                $               08 / / GT GLOBAL STRATEGIC INCOME FUND        $
                                                       ----------                                                    ----------
22 / / GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND   $               18 / / GT GLOBAL HIGH INCOME FUND             $
                                                       ----------                                                    ----------
02 / / GT GLOBAL NEW PACIFIC GROWTH FUND               $               01 / / GT GLOBAL DOLLAR FUND                  $
                                                       ----------                                                    ----------
03 / / GT GLOBAL EUROPE GROWTH FUND                    $
                                                       ----------
  CHECKWRITING PRIVILEGE
 Checkwriting privilege available on Class A shares of GT Global Dollar Fund and GT Global Government Income Fund.
 / / Check here if desired. You will be sent a book of checks.
  CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS                                                TOTAL INITIAL INVESTMENT:  $
                                                                                                                     ----------
 All capital gains and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:
 / / Pay capital gain distributions only in cash   / / Pay dividends only in cash   / / Pay capital gain distributions AND
 dividends in cash.
  SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS OPTION
 Pay distributions noted above to another GT Global Mutual Fund: Fund Name ------------------------------------------

 AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right, power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund(s) on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS OF THE GT GLOBAL MUTUAL FUND(S) IN WHICH I/WE AM/ARE INVESTING AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

 I/WE AND MY/OUR ASSIGNS AND SUCCESSORS UNDERSTAND AND AGREE THAT THE ACCOUNT WILL BE SUBJECT TO THE TELEPHONE EXCHANGE AND TELEPHONE REDEMPTION PRIVILEGES DESCRIBED IN THE CURRENT PROSPECTUS TO WHICH THIS APPLICATION IS ATTACHED AND AGREE THAT GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. AND THE FUNDS' TRANSFER AGENT, THEIR OFFICERS AND EMPLOYEES, WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF ANY SUCH TELEPHONE, TELEX OR TELEGRAPHIC INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE, INCLUDING ANY SUCH LOSS OR DAMAGES DUE TO NEGLIGENCE ON THE PART OF SUCH ENTITIES. THE INVESTOR(S) CERTIFIES(Y) AND AGREE(S) THAT THE CERTIFICATIONS, AUTHORIZATIONS, DIRECTIONS AND RESTRICTIONS CONTAINED HEREIN WILL CONTINUE UNTIL GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. OR THE FUNDS' TRANSFER AGENT RECEIVES WRITTEN NOTICE OF ANY CHANGE OR REVOCATION. ANY CHANGE IN THESE INSTRUCTIONS MUST BE IN WRITING AND IN SOME CASES, AS DESCRIBED IN THE PROSPECTUS, REQUIRES THAT ALL SIGNATURES BE GUARANTEED.

     PLEASE INDICATE THE NUMBER OF SIGNATURES REQUIRED TO PROCESS CHECKS OR
 WRITTEN REDEMPTION REQUESTS:  / / ONE   / / TWO   / / THREE   / / FOUR.

     (If you do not indicate the number of required signatures, ALL account owners must sign checks and/or written redemption requests.)

     UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER ("NUMBER") PROVIDED ON THIS FORM IS MY (OR MY EMPLOYER'S, TRUST'S, MINOR'S OR OTHER PAYEE'S) TRUE, CORRECT AND COMPLETE NUMBER AND MAY BE ASSIGNED TO ANY NEW ACCOUNT OPENED UNDER THE EXCHANGE PRIVILEGE. I FURTHER CERTIFY THAT I AM (OR THE PAYEE WHOSE NUMBER IS GIVEN IS) NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM (OR THE PAYEE IS) EXEMPT FROM BACKUP WITHHOLDING; (B) THE INTERNAL REVENUE SERVICE (THE "I.R.S.") HAS NOT NOTIFIED ME THAT I AM (OR THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (C) THE I.R.S. HAS NOTIFIED ME THAT I AM (THE PAYEE IS) NO LONGER SUBJECT TO BACKUP WITHHOLDING;

     OR, / / I AM (THE PAYEE IS) SUBJECT TO BACKUP WITHHOLDING.

     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 THE I.R.S. DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 -----------------------------------------------------------
 Date

 X                                                            X
 ---------------------------------------------------------    ----------------------------------------------------------

 X                                                            X
 ---------------------------------------------------------    ----------------------------------------------------------

 ACCOUNT PRIVILEGES

 TELEPHONE EXCHANGE AND REDEMPTION                     AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO
                                                       PRE-DESIGNATED ACCOUNT
 I/We, either directly or through the Authorized       By completing the following section, redemptions
 Agent, if any, named below, hereby authorize the      which exceed $1,000 may be wired or mailed to a
 Transfer Agent of the GT Global Mutual Funds, to      Pre-Designated Account at your bank. (Wiring
 honor any telephone, telex or telegraphic             instructions may be obtained from your bank.) A
 instructions reasonably believed to be authentic      bank wire service fee may be charged.
 for redemption and/or exchange between a similar
 class of shares of any of the Funds distributed       --------------------------------------------------
 by GT Global, Inc.                                    Name of Bank
 SPECIAL PURCHASE AND REDEMPTION PLANS                 --------------------------------------------------
  / / I have completed and attached the                Bank Address
 Supplemental Application for:
  / / AUTOMATIC INVESTMENT PLAN                        --------------------------------------------------
 / / SYSTEMATIC WITHDRAWAL PLAN                        Bank A.B.A Number      Account Number
 OTHER
  / / I/We owned shares of one or more Funds           --------------------------------------------------
      distributed by GT Global, Inc. as of April       Names(s) in which Bank Account is Established
      30, 1987 and since that date continuously        A corporation (or partnership) must also submit a
      have owned shares of such Funds. Attached is     "Corporate Resolution" (or "Certificate of
      a schedule showing the numbers of each of        Partnership") indicating the names and titles of
      my/our Shareholder Accounts.                     Officers authorized to act on its behalf.

 RIGHT OF ACCUMULATION -- CLASS A SHARES

  / / I/We qualify for the Right of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information of the Fund purchased.

  / / I/We own shares of more than one Fund distributed by GT Global. Listed below are the numbers of each of my/our Shareholder Accounts.

  / / The registration of some of my/our shares differs from that shown on this Application. Below are the account number(s) and registration(s) in each case.

 LIST OF OTHER GT GLOBAL MUTUAL FUND ACCOUNTS:


 -------------------------------------------           --------------------------------------------------

 -------------------------------------------           --------------------------------------------------

 -------------------------------------------           --------------------------------------------------
 Account Numbers                                       Account Registrations

 LETTER OF INTENT -- CLASS A SHARES

  / / I agree to the terms of the Letter of Intent set forth below. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A shares of one or more of the GT Global Mutual Funds in an aggregate amount at least equal to:
            / / $50,000     / / $100,000     / / $250,000     / / $500,000

 When a shareholder signs a Letter of Intent in order to qualify for a reduced sales charge, Class A shares equal to 5% (in no case in excess of 1/2 of 1% after an aggregate of $500,000 has been purchased under the Letter) of the dollar amount specified in this Letter will be held in escrow in the Shareholder's Account out of the initial purchase (or subsequent purchases, if necessary) by GT Global, Inc. All dividends and other distributions will be credited to the Shareholder's Account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified thirteen-month period, the purchaser will remit to GT Global, Inc. the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If this difference is not paid within twenty days after written request by GT Global, Inc. or the shareholder's Authorized Agent, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to GT Global, Inc. for the balance still outstanding. The Letter of Intent may be revised upward at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged. Exchange requests involving escrowed shares must specifically reference those shares. Exchanges of escrowed shares may be delayed to allow for the extra processing required.

 Any questions relating to this Letter of Intent should be directed to GT Global, 50 California Street, 27th Floor, San Francisco, CA 94111.

 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY

 We hereby submit this Account Application for the purchase of Class A shares including such shares purchased under a Right of Accumulation or Letter of Intent or for the purchase of Class B shares in accordance with the terms of our Dealer Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify GT Global, Inc. of any purchases properly made under a Letter of Intent or Right of Accumulation.


 ---------------------------------------------------------------------------------------------------------------------------------
 Investment Dealer Name
 ---------------------------------------------------------------------------------------------------------------------------------
 Main Office Address    Branch Number    Representative's Number    Representative's Name
                                                                (     )
-----------------------------------------------------------------------------------------------------------------------
 Branch Address                                                                  Telephone
 X
-----------------------------------------------------------------------------------------------------------------------
 Investment Dealer's Authorized Signature                                         Title

[LOGO]
   GT GLOBAL MUTUAL FUNDS                                           SUPPLEMENTAL APPLICATION
 P.O. Box 7345                                                      SPECIAL INVESTMENT AND
 SAN FRANCISCO, CA 94120-7345                                       WITHDRAWAL OPTIONS
 800/223-2138

ACCOUNT REGISTRATION

Please supply the following information exactly as it appears on the Fund's records.

---------------------------------------------------------   ---------------------------------------------------------
Fund Name                                                   Account Number

----------------------------------------------------------  ----------------------------------------------------------
Owner's Name                                                Co-Owner 1

----------------------------------------------------------  ----------------------------------------------------------
Co-Owner 2                                                  Telephone Number

----------------------------------------------------------  ----------------------------------------------------------
Street Address                                              Social Security or Tax I.D. Number

----------------------------------------------------------
City, State, Zip Code

Resident of  / / U.S.  / / Other  ------------------

AUTOMATIC INVESTMENT PLAN     / / YES  / / NO

I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to debit my/our personal checking account on the designated dates in order to purchase / / Class A shares or / / Class B shares of the Fund indicated at the top of this Supplemental Application at the applicable public offering price determined on that day.

/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)

Amount of each debit (minimum $100)  $
                                     -------------------------------------------------
NOTE:  A Bank  Authorization Form (below)  and a voided  personal check  must accompany the  Automatic Investment Plan
Application.

--------------------------------------------------------------------------------

[LOGO]

GT GLOBAL MUTUAL FUNDS                      AUTOMATIC INVESTMENT PLAN

BANK AUTHORIZATION
-------------------------  ------------------------------  ------------
Bank Name                  Bank Address                    Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by the Transfer Agent of the GT
Global Mutual Funds, acting as my agent. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until I/we revoke it in writing and you receive it. I/We agree that you shall incur no liability when honoring any such debit.
I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the forfeiture of investment.

---------------------------------------------------------    ---------------------------------------------------------
Account Holder's Name                                        Joint Account Holder's Name
X                                                            X
------------------------------------      --------------     ------------------------------------      --------------
Account Holder's Signature                Date               Joint Account Holder's Signature          Date

                                     (OVER)

SYSTEMATIC WITHDRAWAL PLAN    / / YES  / / NO

MINIMUM REQUIREMENTS: $10,000 INITIAL ACCOUNT BALANCE AND $100 MINIMUM PERIODIC PAYMENT.
I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to redeem the necessary number of / / Class A or / / Class B shares from my/our GT Global Account on the designated dates in order to make the following periodic payments:
/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)
Maximum annual withdrawal of 12% of initial account balance for shares subject to a contingent deferred sales charge.
Withdrawals in excess of 12% of the initial account balance annually may result in assessment of a contingent deferred sales charge, as described in the applicable Fund's prospectus.
Amount of each check ($100 minimum): $ -----------------

Please make checks payable to:  --------------------------------------------------------------------------------------
(TO  BE   COMPLETED  ONLY   IF  Recipient
REDEMPTION PROCEEDS TO BE PAID  --------------------------------------------------------------------------------------
TO  OTHER THAN  ACCOUNT HOLDER  Street Address
OF RECORD OR MAILED TO ADDRESS  --------------------------------------------------------------------------------------
OTHER THAN ADDRESS OF RECORD)   City, State, Zip Code
NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation
(or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of Officers authorized to act on its behalf.

AGREEMENT AND SIGNATURES
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Mutual Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

----------------------------------------------------------
Date
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
*Acceptable signature guarantors: (1) a commercial bank; (2) a U.S. trust company; (3) a member firm of a U.S. stock exchange; (4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution. A notary public is NOT an acceptable guarantor. An investor with questions concerning the GT Global Mutual Funds signature guarantee requirement should contact the Transfer Agent.

--------------------------------------------------------------------------------

INDEMNIFICATION AGREEMENT

To: Bank Named on the Reverse

In consideration of your compliance with the request and authorization of the depositor(s) named on the reverse, the Transfer Agent of the GT Global Mutual Funds hereby agrees:

1. To indemnify and hold you harmless from any loss you may incur because of the payment by you and of any debit by the Transfer Agent to its own order on the account of such depositor(s) and received by you in the regular course of business for payment, or arising out of the dishonor by you of any debit, provided there are sufficient funds in such account to pay the same upon presentation.

2. To defend at its own expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the above mentioned request or in any manner arising by reason of your participation in connection with such request.

                             GT GLOBAL EQUITY FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. GLOBAL GROWTH SERIES, GT GLOBAL EQUITY FUNDS, GROWTH PORTFOLIO, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                                                                   EQUPR610040MC

                        GT GLOBAL WORLDWIDE GROWTH FUND
                      GT GLOBAL INTERNATIONAL GROWTH FUND
                       GT GLOBAL NEW PACIFIC GROWTH FUND
                          GT GLOBAL EUROPE GROWTH FUND
                         GT GLOBAL AMERICA GROWTH FUND
                          GT GLOBAL JAPAN GROWTH FUND

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
                  April 29, 1996, As Revised October 31, 1996

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of GT Global Worldwide Growth Fund ("Worldwide Fund"), GT Global International Growth Fund ("International Fund"), GT Global New Pacific Growth Fund ("Pacific Fund"), GT Global Europe Growth Fund ("Europe Fund"), GT Global America Growth Fund ("America Fund") and GT Global Japan Growth Fund ("Japan Fund"), (individually a "Fund" or collectively, "Funds"). Each Fund is a diversified series of G.T. Global Growth Series ("Company"), a multiple series registered open-end management investment company. This Statement of Additional Information concerning the Funds, which is not a prospectus, supplements and should be read in conjunction with the Funds' current Class A and Class B Prospectus dated April 29, 1996, as revised October 31, 1996, a copy of which is available without charge by writing to the above address or calling the Funds at the toll-free telephone number printed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as each Fund's investment manager and administrator. The distributor of the shares of each Fund is GT Global, Inc. ("GT Global"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objectives and Policies.......................................................................................      2
Options, Futures, and Currency Strategies................................................................................      5
Risk Factors.............................................................................................................     13
Investment Limitations...................................................................................................     16
Execution of Portfolio Transactions......................................................................................     19
Trustees and Executive Officers..........................................................................................     21
Management...............................................................................................................     23
Valuation of Shares......................................................................................................     26
Information Relating to Sales and Redemptions............................................................................     27
Taxes....................................................................................................................     29
Additional Information...................................................................................................     32
Investment Results.......................................................................................................     33
Description of Debt Ratings..............................................................................................     40
Financial Statements.....................................................................................................     42

[LOGO]

                   Statement of Additional Information Page 1

                             GT GLOBAL GROWTH FUNDS

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

SELECTION OF INVESTMENTS
Chancellor LGT Asset Management, Inc. (the "Manager") is the investment manager of each Fund. In determining the appropriate distribution of investments among various countries and geographic regions for the Funds, as applicable, the
Manager ordinarily considers the following factors: prospects for relative economic growth between the different countries in which each Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

For investment purposes, an issuer typically is considered as domiciled in a particular country if it is: (a) organized under the laws of, or has its principal office in, a particular country; or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the Manager's view, the value of such issuer's securities will tend to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Manager to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

In analyzing companies for investment by each Fund, the Manager ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund or the Funds in the aggregate. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

There may be times when, in the opinion of the Manager, prevailing market, economic or political conditions warrant reducing the proportion invested in equity securities of issuers domiciled in a Fund's Primary Investment Area (as described in the Prospectus) below 65% of the Fund's total assets and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the U.S., or a foreign government. A portion of each Fund's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund shares, to provide for ongoing expenses and to satisfy redemptions.

At this time, the Manager is not aware of the existence of any investment or exchange control regulations which might substantially impair the operations of the Funds as described in the Prospectus and this Statement of Additional Information. Although restrictions may in the future make it undesirable to invest in certain countries, the Manager does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by any Fund. It should be noted, however, that this situation could change at any time.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
With respect to certain countries (e.g., Taiwan) investments by a Fund presently may be made only by acquiring shares of other investment companies with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Funds anticipate investing directly in these markets. The Funds may also invest in the securities of closed-end investment companies within the limits of the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide that, in part, each Fund may purchase shares of a closed-end investment company unless:
(a) such a purchase would cause a Fund to own more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Manager determines that

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 2

                             GT GLOBAL GROWTH FUNDS
the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies.

SAMURAI AND YANKEE BONDS
The International Fund, the Japan Fund, the Pacific Fund and the Worldwide Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and the Worldwide Fund and the America Fund may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of each Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield. These bonds are issued by governments which are members of the Organization for Economic Cooperation and Development or have AAA ratings. None of the Funds has invested in Samurai or Yankee bonds since 1982.

DEPOSITORY RECEIPTS
Each Fund other than the America Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. In addition, each Fund (except the America Fund) has given an undertaking to the Texas Securities Commission that it will not purchase warrants in excess of 10% of the Fund's net assets taken at cost or at market value, whichever is lower. With respect to the America Fund, investments in warrants may not exceed 5% of the value of the Fund's net assets, and not more than 2% of such assets may be invested in warrants or rights which are not listed on the New York or American Stock Exchange. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purpose of this restriction.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent, plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash,

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 3

                             GT GLOBAL GROWTH FUNDS
U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment policies and by regulatory agencies and approved by the Company's Board of Trustees. The Funds may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loans are outstanding, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. If the borrower failed to maintain the requisite amount of collateral, the loan would terminate automatically and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. Each Fund has a right to call each loan at any time and obtain the securities on five business days' notice. The Funds will not have the right to vote equity securities while they are being lent, but they retain the right to call for the return of the loaned securities at any time on reasonable notice and may call in a loan in anticipation of any important vote. The Funds also will be able to call such loans if the Manager made the investment decision that the loaned securities should be sold. On termination of a loan, the borrower would be required to return the securities to the Fund and any gain or loss in market price during the loan would inure to the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In the event of the default or bankruptcy by such party, the Funds would seek promptly to liquidate the collateral. To the extent that the proceeds from any such sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Funds would suffer a loss. The law regarding the rights of the Funds is unsettled with respect to a borrower becoming subject to bankruptcy or similar proceeding. Under these circumstances, there may be a restriction on the Funds' ability to sell the collateral and the Funds could suffer a loss. Loans, however, only will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Company's Board of Trustees. The Manager reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of a Fund's assets that may be subject to repurchase agreements at any given time. A Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
Each Fund's borrowings will not exceed 33 1/3% of its total assets, i.e., each Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. No Fund will purchase securities while borrowings are outstanding. If market fluctuations in the value of a Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 4

                             GT GLOBAL GROWTH FUNDS
outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

Each Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. Each Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Company's Board of Trustees. In the event that a Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in a Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Fund's earnings or net asset value would decline faster than would otherwise be the case.

Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. A Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

--------------------------------------------------------------------------------

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 5

                             GT GLOBAL GROWTH FUNDS
    other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
A Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Manager, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. When writing a call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

The premium that a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.

The Funds will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 6

                             GT GLOBAL GROWTH FUNDS
repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Funds may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS
Each Fund may purchase put options on securities, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

A Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

A Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
Each Fund may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

Call options may be purchased by a Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. As long as it holds such a call option, rather than the underlying security or currency itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 7

                             GT GLOBAL GROWTH FUNDS
make   it  inadvisable  to  realize  such   gains  through  a  closing  purchase
transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of such Fund's total assets at the time of purchase.

Each Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives a Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless the Manager believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission ("SEC") considers purchased OTC options to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 8

                             GT GLOBAL GROWTH FUNDS
dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
The Funds may enter into interest rate, currency or stock index futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Funds. The Funds' hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, or increases in currency exchange rates or stock prices.

The Funds only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Funds' exposure to interest rate and currency exchange rate fluctuations, the Funds may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

                   STATEMENT OF ADDITIONAL INFORMATION PAGE 9

                             GT GLOBAL GROWTH FUNDS

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Funds' Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Funds own, or Futures Contracts will be purchased to protect the Funds against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 10

                             GT GLOBAL GROWTH FUNDS

If a Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies, except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Funds may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that a Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. A Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 11

                             GT GLOBAL GROWTH FUNDS

A Fund engages in forward currency transactions in anticipation of or to protect itself against fluctuations in exchange rates. A Fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Trustees.

Each Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investments of the Fund. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In additional, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket or currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 12

                             GT GLOBAL GROWTH FUNDS

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

    RELIGIOUS, POLITICAL AND ETHNIC INSTABILITY. Certain countries in which a Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund invests and adversely affect the value of the Fund's assets.

    ILLIQUID SECURITIES. A Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if a Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 13

                             GT GLOBAL GROWTH FUNDS

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, the Company's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager in accordance with procedures approved by the Company's Board of Trustees. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer.) The Manager monitors the liquidity of securities in each Fund's portfolio and periodically reports such determinations to the Company's Board of Trustees. Moreover, certain securities, such as those subject to repatriation restrictions of more than seven days, will generally be treated as illiquid.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities, and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund (other than the America Fund) will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 14

                             GT GLOBAL GROWTH FUNDS
its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because each Fund, other than the America Fund, under normal circumstances will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for a significant part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which a Fund receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of each Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on the Funds' portfolio trading activities.

The Funds may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' investments and (iii) obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    SPECIAL CONSIDERATIONS AFFECTING EUROPE. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain and the United Kingdom) eliminated certain import tariffs and quotas, and other trade barriers with respect to one another over the past several years. The Manager believes that this deregulation should improve the prospects for economic growth in many European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 15

                             GT GLOBAL GROWTH FUNDS
in Western Europe or the emerging European markets, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by the Fund.

    SPECIAL  CONSIDERATIONS  AFFECTING  JAPAN  AND  HONG  KONG.  Investment   in
securities of issuers domiciled in Japan and Hong Kong entails special considerations. Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products, Japan has had difficult relations with its trading partners, particularly the U.S., where the trade imbalance is the greatest. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and the long term. The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced.

Hong Kong is a British colony which will transfer sovereignty to the Peoples Republic of China in 1997. China has espoused policies antagonistic to free enterprise capitalism and democracy. There can be no guarantee that property rights will continue to be safeguarded in Hong Kong after 1997, although recently, China has moved toward free enterprise, and has established stock exchanges of its own.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in the securities of issuers domiciled in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------
Each Fund has adopted the following fundamental investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of that Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares. No Fund may:

        (1) Invest in companies for the purpose of exercising control or management;

        (2) Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that engage in these activities;

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 16

                             GT GLOBAL GROWTH FUNDS

        (4) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (5) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of a Fund's assets;

        (6) Borrow money in excess of 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except in connection with the use of options, futures contracts, options thereon or forward currency contracts. The Funds may make deposits of margin in connection with futures and forward contracts and options thereon;

        (8) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager to save brokerage costs or average prices among them is not deemed to result in a securities trading account);

        (9) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

       (10) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Company or the Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities;

       (11) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal or state securities laws; and

       (12) Invest more than 25% of the value of the Fund's total assets in securities of issuers conducting their principal business activities in any one industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

For purposes of the concentration policy contained in limitation (12) above, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization are considered to be securities of issuers in the same industry.

The following investment restrictions of each Fund are not fundamental policies and may be changed by vote of the Company's Board of Trustees without shareholder approval. Each Fund may not:

        (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

        (2) Invest more than 5% of its assets in securities of companies which, together with any predecessors, have been in operation for less than three years;

        (3) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets; or

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

                            ----------------------------

A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a diversified investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 17

                             GT GLOBAL GROWTH FUNDS
ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.

Investors should refer to the Prospectus for further information with respect to each Fund's investment objective, which may not be changed without the approval of shareholders, and other investment policies, techniques and limitations which may be changed without shareholder approval.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 18

                             GT GLOBAL GROWTH FUNDS

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Trustees, the Manager is responsible for the execution of the Funds' portfolio transactions and the selection of brokers/dealers who execute such transactions on behalf of the Funds. In executing portfolio transactions, the Manager seeks the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds may engage in soft dollar arrangements for research services, as described below, the Funds have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent with the interests of the Funds, the Manager may select brokers to execute the Funds' portfolio transactions on the basis of the research services they provide to the Manager for its use in managing the Funds and its other advisory accounts. Such services may include furnishing analysis, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker is in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Contract (defined below). A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Funds and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Funds over the long term. Research services may also be received from dealers who execute Fund transactions in over-the-counter markets.

The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Funds. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

Under a policy adopted by the Company's Board of Trustees, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Funds and the other funds for which the Manager serves as investment manager and/or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 19

                             GT GLOBAL GROWTH FUNDS

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended December 31, 1994, the Europe Fund paid to LGT Bank in Liechtenstein (Deutschland) GmbH and LGT Bank in Liechtenstein AG, each an "affiliated" broker as defined in the 1940 Act, aggregate brokerage commissions of $58,346 and $26,599, respectively, for transactions involving purchases and sales of portfolio securities which represented 2.67% and 1.22%, respectively, of the total brokerage commissions paid by the Europe Fund, and 1.20% and 0.71%, respectively, of the aggregate dollar amount of transactions involving payment of commissions by the Europe Fund.

For the fiscal year ended December 31, 1995, the Europe Fund paid to LGT Bank in Liechtenstein AG and LGT Bank in Liechtenstein (Zurich), each an "affiliated" broker, aggregate brokerage commissions of $9,529 and $16,250, respectively, for transactions involving purchases and sales of portfolio securities which represented 0.25% and 0.42%, respectively, of the total brokerage commissions paid by the Europe Fund, and 0% and 0%, respectively, of the aggregate dollar amount of transactions involving payment of commissions by the Europe Fund.

For the fiscal year ended December 31, 1995, the International Fund paid to LGT Bank in Liechtenstein AG aggregate brokerage commissions of $1,475 for transactions involving purchases and sales of portfolio securities which represented 0.08% of the total brokerage commissions paid by the International Fund, and 0% of the aggregate dollar amount of transactions involving payment of commissions by the International Fund.

Aggregate brokerage commissions paid by the Funds for their three most recent fiscal years were:

FUND                                                                            1995           1994           1993
--------------------------------------------------------------------------  -------------  -------------  -------------
America
 Fund.....................................................................  $     878,569      1,082,311        185,402
Europe
  Fund....................................................................  $   3,877,784      2,185,831      1,935,775
International
  Fund....................................................................  $   1,889,228      1,090,763      2,163,843
Japan
  Fund....................................................................  $     440,117        838,666        133,436
Pacific
  Fund....................................................................  $   3,310,887      2,746,761      3,832,898
Worldwide
  Fund....................................................................  $   1,007,167        954,962        711,034

PORTFOLIO TRADING AND TURNOVER
Although the Funds generally do not intend to trade for short-term profits, the securities in a Fund's portfolio will be sold whenever the Manager believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's average month-end portfolio sales, excluding short-term investments. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1994 were as follows:

                                                                                               1995        1994
                                                                                            ----------  ----------
America Fund..............................................................................         71%        102%
Europe Fund...............................................................................        108          91
International Fund........................................................................         75          96
Japan Fund................................................................................         67          49
Pacific Fund..............................................................................         63          87
Worldwide Fund............................................................................        113          86

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 20

                             GT GLOBAL GROWTH FUNDS

                        TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Company's Trustees and Executive Officers are listed below.

Name, Position(s) with the               Principal Occupations and Business
Company and Address                      Experience for Past 5 Years
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella,* 43                    Chairman, the Manager since October 1996; Director, Liechtenstein Global Trust (holding
Trustee, Chairman of the Board and       company of the various international LGT companies) since 1990; President, Asset
President                                Management Division, Liechtenstein Global Trust since 1995; Director and President, LGT
50 California Street                     Asset Management Holdings, Inc. ("LGT Asset Management Holdings") since 1988; Director and
San Francisco, CA 94111                  President, the Manager since 1989; Director, GT Global since 1987 and President, GT Global from 1987 to 1995; Director, GT Services since 1990; President, GT Services from 1990 to
                                         1995; Director, G.T. Global Insurance Agency, Inc. ("G.T. Insurance") since 1992; and
                                         President, G.T. Insurance from 1992 to 1995. Mr. Minella also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.

C. Derek Anderson, 54                    Chief Executive Officer, Anderson Capital Management, Inc.; Chairman and Chief Executive
Trustee                                  Officer, Plantagenet Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; and
220 Sansome Street                       Director, American Heritage Group Inc. and various other companies. Mr. Anderson also is a
Suite 400                                director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94104                  Act that is managed or administered by the Manager.

Frank S. Bayley, 55                      Partner with Baker & McKenzie (a law firm); Director and Chairman, C.D. Stimson Company (a
Trustee                                  private investment company); and Trustee, Seattle Art Museum. Mr. Bayley also is a
Two Embarcadero Center                   director or trustee of each of the other investment companies registered under the 1940
Suite 2400                               Act that is managed or administered by the Manager.
San Francisco, CA 94111
Arthur C. Patterson, 52                  Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of
Trustee                                  various computing and software companies. Mr. Patterson also is a director or trustee of
One Embarcadero Center                   each of the other investment companies registered under the 1940 Act that is managed or
Suite 3820                               administered by the Manager.
San Francisco, CA 94111
Ruth H. Quigley, 59                      Private investor; and President, Quigley Friedlander & Co., Inc. (a financial advisory
Trustee                                  services firm) from 1984 to 1986. Ms. Quigley also is a director or trustee of each of the
1055 California Street                   other investment companies registered under the 1940 Act that is managed or administered
San Francisco, CA 94108                  by the Manager.
F. Christian Wignall, 39                 Director, LGT Asset Management Holdings since 1989; Senior Vice President, Chief
Vice President and Chief Investment      Investment Officer -- Global Equities and Director, the Manager since 1987; and Chairman,
Officer --                               Investment Policy Committee of the affiliated international LGT companies since 1990.
Global Equities
50 California Street
San Francisco, CA 94111

--------------

* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 21

                             GT GLOBAL GROWTH FUNDS

Name, Position(s) with the               Principal Occupations and Business
Company and Address                      Experience for Past 5 Years
---------------------------------------  ------------------------------------------------------------------------------------------
James R. Tufts, 37                President, GT Services since 1995; Senior Vice President -- Finance and
Vice President and Chief          Administration, GT Global, GT Services and G.T. Insurance, from 1994 to
Financial Officer                 1995; Senior Vice President -- Finance and Administration, LGT Asset
50 California Street              Management Holdings and the Manager since 1994; Vice President --
San Francisco, CA 94111           Finance, LGT Asset Management Holdings, the Manager, GT Global and GT
                                  Services from 1990 to 1994; Vice President -- Finance, G.T. Insurance from 1992 to 1994; and a Director of the Manager, GT Global and GT
                                  Services since 1991.
Kenneth W. Chancey, 50            Vice President -- Mutual Fund Accounting, the Manager since 1992; and
Vice President and Principal      Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
Accounting Officer
50 California Street
San Francisco, CA 94111
Helge K. Lee, 48                  Senior Vice President, General Counsel and Secretary, LGT Asset
Vice President and Secretary      Management Holdings, the Manager, GT Global, GT Services and G.T.
50 California Street              Insurance since February 1996. Senior Vice President, Secretary and
San Francisco, CA94111            General Counsel, LGT Asset Management Holdings, the Manager, GT Global,
                                  GT Services and G.T. Insurance from May 1994 to February 1996; Senior
                                  Vice President, General Counsel and Secretary, Strong/Corneliuson
                                  Management, Inc. and Secretary, each of the Strong Funds from October
                                  1991 through May 1994; and shareholder in the law firm of Godfrey &
                                  Kahn, S.C., Milwaukee, Wisconsin for more than five years prior to
                                  October 1991.

The Board of Trustees has a Nominating and Audit Committee, comprised of Ms. Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Company and its Funds and recommending firms to serve as independent auditors of the Company. Each of the Trustees and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc., G.T. Investment Funds, Inc. and G.T. Global Developing Markets Fund, Inc. and a Trustee and officer of G.T. Greater Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global High Income Portfolio and Global Investment Portfolio, which also are registered investment companies managed by the Manager. Each Trustee and Officer serves in total as a Director and or Trustee and Officer, respectively, of 10 registered investment companies with 40 series managed or administered by the Manager. The Company pays each Trustee who is not a director, officer or employee of the Manager or any affiliated company $5,000 per annum plus $300 per Fund for each meeting of the Board attended by the Trustee, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and officers receive no compensation or expense reimbursements from the Company. For the fiscal year ended December 31, 1995, the Company paid Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley, who are not directors, officers or employees of the Manager or any affiliated
company,  total  compensation   of  $24,342,  $23,244,   $21,933  and   $23,012,
respectively, for their services as Trustees. For the year ended December 31, 1995, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley received total compensation of $99,677, $95,369, $92,140 and $94,458, respectively, from the 40 investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. As of the date of this Statement of Additional Information, the officers and Trustees and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of any Fund.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 22

                             GT GLOBAL GROWTH FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Chancellor  LGT Asset  Management, Inc.  (the "Manager")  serves as  each Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and the Manager. As investment manager and administrator, the Manager makes all investment decisions for each Fund and administers each Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Funds, and provides suitable office space, and necessary small office equipment and utilities. The America Fund pays the Manager investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million, and .65% on amounts thereafter. Each of the other Funds pay the Manager investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter. Prior to July 1, 1993, each Fund other than the America Fund paid investment management and administration fees to the Manager at the annualized rate of 1.00% of each Fund's average daily net assets. The America Fund previously paid investment management and administration fees to the Manager at the annualized rate of 0.75% of the Fund's average daily net assets.

The Management Contract may be renewed for additional one-year terms with respect to each Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Trustees, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. With respect to any Fund either the Company or the Manager may terminate the Management Contract without penalty upon sixty (60) days' written notice to the other party. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Contract, the Manager has agreed to reimburse each Fund if that Fund's annual ordinary expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that a Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of assets in excess of that amount. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, the amortization of organizational expenses, payments of distribution fees, in part, and extraordinary expenses. In addition, the Manager and GT Global voluntarily have undertaken to limit the expenses of each Fund, other than those of the America Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 2.25% and 2.90% of the average daily net assets of each Fund's Class A and Class B shares, respectively. Similarly, the Manager and GT Global have undertaken to limit the America Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 2.00% and 2.65% of the average daily net assets of the Fund's Class A and Class B shares, respectively.

The amounts of investment management and administration fees paid by each Fund to the Manager during the Funds' three most recent fiscal years were as follows:

                              FUND                                     1995           1994           1993
-----------------------------------------------------------------  -------------  -------------  -------------
America Fund.....................................................   $ 4,425,913      1,283,893      1,058,534
Europe Fund......................................................   $ 6,161,265      8,319,087      7,839,132
International Fund...............................................   $ 4,027,923      5,368,669      4,488,221
Japan Fund.......................................................   $ 1,167,576      1,345,064      1,058,002
Pacific Fund.....................................................   $ 5,176,333      5,563,245      3,820,147
Worldwide Fund...................................................   $ 2,050,983      3,355,681      1,665,771

DISTRIBUTION SERVICES
Each Fund's Class A and Class B shares are offered continuously through the Funds' principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 23

                             GT GLOBAL GROWTH FUNDS

As described in the Prospectus, the Company has adopted separate Distribution Plans with respect to Class A and Class B shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan") (collectively, "Plans"). The rate of payment by each Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class of that Fund. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

The following table discloses payments made by the Funds under the Class A Plan and the Class B Plan for the Funds' fiscal year ended December 31, 1995.

                                        FUND                                             CLASS A        CLASS B
------------------------------------------------------------------------------------  -------------  -------------
America Fund........................................................................  $   1,259,234  $   2,547,904
Europe Fund.........................................................................      1,952,376        771,586
International Fund..................................................................      1,206,618        681,752
Japan Fund..........................................................................        317,310        288,296
Pacific Fund........................................................................      1,422,420      1,247,894
Worldwide Fund......................................................................        550,183        522,040

In approving the continuation of the Plans, the Trustees determined that the continuation of the Class A and Class B Plans was in the best interests of the shareholders. Agreements related to the Plans also must be approved by vote of the Trustees, including a majority of trustees who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans, or in any agreement related thereto described above. Each Fund's plan of distribution pursuant to Rule 12b-1 in effect prior to the issuance of two classes of shares, which was substantially similar to the current Class A Plan, was approved by the shareholders of the International, Pacific and Japan Funds on May 27, 1987, by shareholders of the Worldwide and America Funds on September 14, 1987 and by shareholders of the Europe Fund on September 21, 1987. The Class B Plan was approved by the Manager as initial sole shareholder of the Class B shares of each Fund on March 31, 1993.

Each Plan requires that, at least quarterly, the Trustees review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that as long as it is in effect, the selection and nomination of Trustees who are not "interested persons" of the Company will be committed to the discretion of the Trustees who are not "interested persons" of the Company, as defined in the 1940 Act.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 24

                             GT GLOBAL GROWTH FUNDS

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Funds, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell Class A shares of the Funds. The sales structure for the period January 1, 1993 through March 31, 1993 was a sales structure substantially similar to the current Class A structure. The following table reviews the extent of such activity during the Funds' last three fiscal years:

                                                                  SALES CHARGES      AMOUNTS         AMOUNTS
                                                                    COLLECTED        RETAINED       REALLOWED
                                                                  --------------  --------------  --------------
America
  Fund......................................................1995  $    2,101,049  $      336,010  $    1,765,039
                                                            1994       1,213,567          80,807       1,132,760
                                                            1993         591,000          85,000         506,000
Europe
  Fund......................................................1995  $      258,281  $       51,964  $      206,317
                                                            1994       2,448,091         137,252       2,310,839
                                                            1993       1,809,000         202,000       1,607,000
International
  Fund......................................................1995  $      322,537  $       50,454  $      272,083
                                                            1994       1,230,657         106,490       1,124,167
                                                            1993       1,311,000          34,000       1,277,000
Japan
  Fund......................................................1995  $      480,623  $       78,489  $      402,134
                                                            1994         945,666          23,730         921,936
                                                            1993         554,000          75,000         478,000
Pacific
  Fund......................................................1995  $      734,983  $      141,263  $      593,720
                                                            1994       3,088,807         260,474       2,828,333
                                                            1993       1,737,000         121,000       1,616,000
Worldwide
  Fund......................................................1995  $      180,015  $       28,527  $      151,488
                                                            1994       1,067,748          89,742         978,006
                                                            1993         927,000          59,000         868,000

GT Global receives no compensation or reimbursements relating to its distribution efforts with respect to Class A shares other than as described under this heading. GT Global receives contingent deferred sales charges payable with respect to redemptions of Class B shares. Purchases of Class A shares exceeding $500,000 also may be subject to a contingent deferred sales charge upon redemption. For the nine month period ended December 31, 1993, and for the fiscal years ended December 31, 1994, and December 31, 1995, GT Global collected contingent deferred sales charges in the following amounts:

                                                                                                   APRIL 1-
                                                                          1995         1994      DEC. 31, 1993
                                                                       -----------  -----------  -------------
America Fund.........................................................  $   925,863  $   130,809   $       681
Europe Fund..........................................................  $   510,319  $   237,076   $    16,219
International Fund...................................................  $   329,959  $    32,916   $    13,266
Japan Fund...........................................................  $   213,714  $    88,454   $     5,342
Pacific Fund.........................................................  $   758,951  $   280,905   $    21,728
Worldwide Fund.......................................................  $   260,049  $    13,472   $     6,854

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
GT Global Investor Services, Inc. ("Transfer Agent") has been retained by the Funds to perform shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

For the period ended December 31, 1995, the America Fund, Europe Fund, International Fund, Japan Fund, Pacific Fund, and Worldwide Fund paid the Manager fees of $79,918, $62,660, $40,655, $14,483, $53,724 and $22,092,
respectively, for accounting services.

EXPENSES OF THE FUNDS
Each Fund pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums,

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 25

                             GT GLOBAL GROWTH FUNDS
taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Funds with one another, are made on a basis deemed fair and equitable, and may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's, other than America Fund's, expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                              VALUATION OF SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (currently, 4:00 P.M. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The Funds' portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the OTC market are valued at the last available bid price prior to the time of valuation.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided that such valuations represent fair value.

Options on indices, securities and currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used, in the case of OTC options. When market quotations for futures and options on futures held by a Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, other factors, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer, generally are considered.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 26

                             GT GLOBAL GROWTH FUNDS
none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Trustees, in good faith, will establish a conversion rate for such currency.

European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. In addition, trading in securities on European and Far Eastern securities exchanges and OTC markets generally is completed well before the close of the business day in New York. Consequently, the calculation of the
Funds'   net  asset  values  may  not  take  place  contemporaneously  with  the determination of the prices of securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' net asset values unless the Manager, under the supervision of the Company's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to the Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse that Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law. Such commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

LETTER OF INTENT -- CLASS A SHARES
The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to ensure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within 20 days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that such entity has discretionary authority with respect to the money invested (e.g. by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be restrictively registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 27

                             GT GLOBAL GROWTH FUNDS

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Funds' Automatic Investment Plan ("AIP"), investors or their broker/dealers should specify whether investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Funds' Prospectus. Providing that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of a Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by a Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Funds upon 30 days' written notice or by the participant, at any time, without penalty, upon written notice to the pertinent Fund or the Transfer Agent.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
Class A or Class B shares of a Fund may be purchased as the underlying investment for an IRA meeting the requirements of Section 408(a) of the Internal Revenue Code of 1986, as amended ("Code"). IRA applications are available from brokers, or GT Global.

EXCHANGES BETWEEN FUNDS
Shares of a Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Class A shares may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares may be exchanged only for Class B shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the Funds upon 60 days' prior written notice to the shareholders of such Fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the Prospectus of the Fund to be purchased and should consider the investment objective(s) of that Fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, will be borne by the Funds. Proceeds of less than $ 1,000 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares with a value of $10,000 or more of any of the Funds, may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly or beginning quarterly on the 25th day of the month the investor first selects). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 28

                             GT GLOBAL GROWTH FUNDS

Shareholders should be aware that systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or a Fund upon 30 days' written notice or by a shareholder upon written notice to a Fund or its Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Funds' Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Funds may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period: (1) when the NYSE is closed other than customary weekend and holiday closings, or when trading on the NYSE is restricted as directed by the SEC; (2) when an emergency exists, as defined by the SEC, which will prohibit the Funds from disposing of portfolio securities owned by them or in fairly determining the value of their assets; or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of a Fund, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received and would be subject to any increase or decrease in the value of the securities until they were sold.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
Each Fund is treated as a separate corporation for federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 29

                             GT GLOBAL GROWTH FUNDS

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES
Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES
Each Fund (other than the America Fund) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

NON-U.S. SHAREHOLDERS
Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS
The use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 30

                             GT GLOBAL GROWTH FUNDS
Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition by a Fund of options and Futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition by a Fund of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all those transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options, Futures, Forward Contracts or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains or losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Fund attempts to monitor Section 988 transactions to minimize any adverse tax impact.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds and their shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 31

                             GT GLOBAL GROWTH FUNDS

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, located in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC, formerly G.T. Management PLC in London; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Asset Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, in Frankfurt.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Funds' assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Company to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Company's and the Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts annual audits of the Funds, assists in the preparation of the Funds' federal and state income tax returns and consults with the Company and the Funds as to matters of accounting, regulatory filings and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P. as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or any of the Funds at any time, or to grant the use of such names to any other company.

SHAREHOLDER LIABILITY
Under certain circumstances, shareholders of a Fund may be held personally liable for the obligations of the Fund. The Company's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Company and that every written agreement, obligation or other undertaking made or issued by a Fund or the Company shall contain a provision to the effect that shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Company's assets under certain circumstances, and further provides that the Company shall, upon request, assume the defense of any act or obligation of a Fund or the Company and that the Fund in which the shareholder holds shares will indemnify the shareholder for all legal and other expenses incurred therewith. Thus, the risk of any shareholder's incurring financial loss beyond his or her investment, because of this theoretical shareholder liability, is limited to circumstances in which the Fund or the Company itself would be unable to meet its obligations.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 32

                             GT GLOBAL GROWTH FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

A Fund's "Standardized Return", as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated separately for Class A and Class B shares of each Fund as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission: P(1+T)(n) = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns of the Funds' Class A shares, stated as average annualized total returns, for the periods indicated were as follows:

  AMERICA FUND
    -- For the year ended December 31, 1995: 17.37%

    -- For the five years ended December 31, 1995: 18.25%

    -- For the period June 9, 1987 (commencement of operations) through December 31, 1995: 14.34%

  EUROPE FUND
    -- For the year ended December 31, 1995: 4.64%

    -- For the five years ended December 31, 1995: 3.21%

    -- For the ten years ended December 31, 1995: 8.90%

    -- For the period July 19, 1985 (commencement of operations) through December 31, 1995: 11.76%

  INTERNATIONAL FUND
    -- For the year ended December 31, 1995: -1.06%

    -- For the five years ended December 31, 1995: 5.48%

    -- For the ten years ended December 31, 1995: 11.69%

    -- For the period July 19, 1985 (commencement of operations) through December 31, 1995: 13.52%

  JAPAN FUND
    -- For the year ended December 31, 1995: -2.91%

    -- For the five years ended December 31, 1995: 1.05%

    -- For the ten years ended December 31, 1995: 13.69%

    -- For the period July 19, 1985 (commencement of operations) through December 31, 1995: 15.40%

  PACIFIC FUND
    --For the year ended December 31, 1995: 2.34%

    -- For the five years ended December 31, 1995: 6.55%

    -- For the ten years ended December 31, 1995: 14.89%

    -- For the period January 19, 1977 (commencement of operations) through December 31, 1995: 13.14%

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 33

                             GT GLOBAL GROWTH FUNDS

  WORLDWIDE FUND
    -- For the year ended December 31, 1995: 5.95%

    -- For the five years ended December 31, 1995: 9.40%

    -- For the period June 9, 1987 (commencement of operations) through December 31, 1995: 8.03%

The Standardized Returns of the Funds' Class A shares, stated as aggregate total return, for the periods from the commencement of each Fund's operations through December 31, 1995, were as follows:

  AMERICA FUND
    --From inception on June 9, 1987: 215.23%

  EUROPE FUND
    --From inception on July 19, 1985: 219.99%

  INTERNATIONAL FUND
    --From inception on July 19, 1985: 276.61%

  JAPAN FUND
    --From inception on July 19, 1985: 347.40%

  PACIFIC FUND
    --From inception on January 19, 1977: 939.00%

  WORLDWIDE FUND
    --From inception on June 9, 1987: 93.88%

The Standardized Returns of the Funds' Class B shares, which were first offered on April 1, 1993, stated as average annualized total returns, for the periods indicated, were as follows:

  AMERICA FUND
    -- For the year ended December 31, 1995: 17.42%

    -- For the period April 1, 1993
     through December 31, 1995: 18.77%

  EUROPE FUND
    -- For the year ended December 31, 1995: 4.20%

    -- For the period April 1, 1993 through December 31, 1995: 6.91%

  INTERNATIONAL FUND
    -- For the year ended December 31, 1995: -1.76%

    -- For the period April 1, 1993 through December 31, 1995: 5.46%

  JAPAN FUND
    -- For the year ended December 31, 1995: -3.29%

    -- For the period April 1, 1993 through December 31, 1995: 7.74%

  PACIFIC FUND
    -- For the year ended December 31, 1995: 1.54%

    -- For the period April 1, 1993 through December 31, 1995: 7.25%

  WORLDWIDE FUND
    -- For the year ended December 31, 1995: 5.52%

    -- For the period April 1, 1993
     through December 31, 1995: 5.92%

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 34

                             GT GLOBAL GROWTH FUNDS

The Standardized Returns for the Funds' Class B shares, which were first offered on April 1, 1993, stated as aggregate total return, for the period April 1, 1993 through December 31, 1995, were as follows:

  AMERICA FUND
    -- For the period April 1, 1993 through December 31, 1995: 60.51%

  EUROPE FUND
    -- For the period April 1, 1993 through December 31, 1995: 20.19%

  INTERNATIONAL FUND
    -- For the period April 1, 1993 through December 31, 1995: 15.76%

  JAPAN FUND
    -- For the period April 1, 1993 through December 31, 1995: 22.77%

  PACIFIC FUND
    -- For the period April 1, 1993 through December 31, 1995: 21.23%

  WORLDWIDE FUND
    -- For the period April 1, 1993 through December 31, 1995: 17.14%

Performance of the Funds is historical and does not necessarily indicate future results. The Funds operated in prior periods under different investment policies and limitations including different Primary Investment Areas. For example in January, 1994, Japan was eliminated from the Primary Investment Area of the Pacific Fund. In addition, in July 1995, the percentage of total assets normally invested in a Fund's Primary Investment Area was changed from 80% to 65%. Such policies, limitations and Primary Investment Areas may change in the future.

As discussed in the Prospectus, each Fund may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. The Non-Standardized Returns for the Funds' Class A shares, quoted as average annual returns and as aggregate total return, for the periods from the commencement of each Fund's operations through December 31, 1995, were as follows:

                                                                                      AVERAGE
                                                                                       ANNUAL     AGGREGATE
                                                                                       RETURN       RETURN
                                                                                     ----------  ------------
America Fund -- from inception on June 9, 1987:                                         14.99 %      230.95 %
Europe Fund -- from inception on July 19, 1985:                                         12.29 %      235.95 %
International Fund -- from inception on July 19, 1985:                                  14.05 %      295.39 %
Japan Fund -- from inception on July 19, 1985:                                          15.94 %      369.71 %
Pacific Fund -- from inception on January 19, 1977:                                     13.43 %      990.81 %
Worldwide Fund -- from inception on June 9, 1987:                                        8.65 %      103.54 %

The Non-Standardized Returns for the Funds' Class B shares, which were first offered on April 1, 1993, quoted as average annual returns and aggregate total return, for the period April 1, 1993 through December 31, 1995, were as follows:

                                                                                        AVERAGE
                                                                                         ANNUAL     AGGREGATE
                                                                                         RETURN       RETURN
                                                                                       ----------  ------------
America Fund.........................................................................      19.57%       63.51%
Europe Fund..........................................................................       7.88%       23.19%
International Fund...................................................................       6.45%       18.76%
Japan Fund...........................................................................       8.69%       25.77%
Pacific Fund.........................................................................       8.21%       24.23%
Worldwide Fund.......................................................................       6.90%       20.14%

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representative of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 35

                             GT GLOBAL GROWTH FUNDS

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Each Fund and GT Global may from time to time in advertisements, sales literature and reports furnished to present or prospective shareholders compare a Fund with, but not limited to, the following:

        (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

        (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power i.e. the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (4) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Companies Service ("CDA/Wiesenberger"), Morningstar, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard each Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable, or to specific funds or groups of funds within or without such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (5) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (7) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

        (9) Dow Jones Industrial Average.

       (10) CNBC/Financial News Composite Index.

       (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

       (12) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (13) The World Bank Publication of Trends in Developing Countries (TIDE). TIDE provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (14) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 36

                             GT GLOBAL GROWTH FUNDS

       (15) Datastream and Worldscope each is an on-line database retrieval service for information including, but not limited to, international financial and economic data.

       (16) International Financial Statistics, which is produced by the International Monetary Fund.

       (17) Various publications and annual reports produced by the World Bank and its affiliates.

       (18) Various publications from the International Bank for Reconstruction and Development.

       (19) Various publications including, but not limited to ratings agencies such as Moody's Investors Service, Inc., Fitch Investors Service, Inc., Standard & Poor's.

       (20) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (21) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (22) International Finance Corporation (IFC) Emerging Markets Data Base which provides detailed statistics on stock and bond markets in developing countries.

       (23) Various publications from the Organization for Economic Cooperation and Development (OECD).

       (24) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

Indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., J. P. Morgan, Morgan
Stanley,  Smith  Barney,   S.G.  Warburg,   Jardine  Flemming,   The  Bank   for
International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbottson Associates may be used, as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including but not limited to, Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available in the future.

Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933 as amended, on account of the inclusion of such information herein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., the Manager, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

From time to time, each Fund and GT Global may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of each Fund's assets under management in advertising materials.

GT Global believes each Fund is an appropriate investment for long-term investment goals including, but not limited to funding retirement, paying for education or purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. Each Fund does not represent a complete investment program and the investors should consider each Fund as appropriate for a portion of

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 37

                             GT GLOBAL GROWTH FUNDS
their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of such companies, or their products although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets are based on the returns of different indices.

GT Global Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

Each Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans or other programs offering deferral of income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

Each Fund may describe in its sales material and advertisements how an investor may invest in GT Global Mutual Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. In sales material and advertisements, the Funds may also discuss these accounts and plans which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 (or if less, 100% of compensation) each year to an IRA. If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for you and your spouse (subject to the maximum of $2,000 to either IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Please consult your tax advisor for more information.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible roll-over distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax advisor for more information.

SEP-IRAS  AND  SALARY-REDUCTION  SEP-IRAS:  Simplified  employee  pension  plans
("SEPs" or "SEP-IRAs") and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or Code Section 401(k) plans, but with fewer administrative requirements and therefore potential lower annual administration expenses.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 38

                             GT GLOBAL GROWTH FUNDS

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING (INCLUDING  CODE  SECTION  401(K))  AND  MONEY  PURCHASE  PENSION
PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A Code Section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales materials and advertising discuss the risks inherent in investing. The major types of investment risks are market risk, industry risk, credit risk, interest risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and GT Global will quote certain data regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including but not limited to, the economic and financial data of such financial organizations as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country, industry or market: International Finance Corporation, LGT Guide to World Equity Markets, Salomon Brothers Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From  time  to  time, GT  Global  may  include in  its  advertisement  and sales
material,  information  about  privatization,  which  is  an  economic   process
involving the sale of state-owned companies to the private sector.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 GT Global provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however,

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 39

                             GT GLOBAL GROWTH FUNDS
should not be viewed as an endorsement of the Manager or GT Global by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager or GT Global provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

THE GT ADVANTAGE
The Manager has developed a unique team approach to its global money management which we call the GT Advantage. The Manager's money management style combines the best of the "top-down" and "bottom-up" investment manager strategies. The top-down approach is implemented by the Manager's Investment Policy Committee, which sets broad guidelines for asset allocation and currency management, based on the Manager's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer strong growth and income potential.

--------------------------------------------------------------------------------

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

COMMERCIAL PAPER RATINGS
Standard & Poor's Ratings Group ("S&P"). "A-1" and "A-2" are the two highest commercial paper rating categories:

        A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. ("Moody's"). "Prime-1" and "Prime-2" are the two highest commercial paper rating categories.

        Prime-1. Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by mny of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affect by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF BOND RATINGS
MOODY'S rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are as follows:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. Together with the Aaa group they comprise what generally are known as high yield bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than for securities rated Aaa.

        A -- Upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 40

                             GT GLOBAL GROWTH FUNDS
    characteristically unreliable over any great length of time. Such bonds lack
    outstanding  investment  characteristics  and   in  fact  have   speculative
    characteristics as well.

S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are as follows:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

Further, both Moody's and S&P provide sovereign assessments and implied debt ratings to sovereign governments. These assessments and ratings are broad qualitative statements about that government's capacity to meet its senior debt obligations. These assessments and ratings are then translated to the letter grade debt ratings described above.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 41

                             GT GLOBAL GROWTH FUNDS

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of each Fund at December 31, 1995, and for the fiscal year then ended, appear on the following pages.

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 42

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Worldwide Growth Fund, one of the funds organized as a series of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Worldwide Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 43

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (27.8%)
  Lehman Brothers Holdings, Inc. ............................   US            235,100   $  4,995,875         2.5
    INVESTMENT MANAGEMENT
  American International Group, Inc. ........................   US             48,000      4,440,000         2.2
    INSURANCE - MULTI-LINE
  Axa Group .................................................   FR             60,772      4,101,597         2.0
    INSURANCE - MULTI-LINE
  Citicorp ..................................................   US             57,700      3,880,325         1.9
    BANKS-MONEY CENTER
  HSBC Holdings PLC .........................................   HK            217,200      3,286,653         1.6
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .......................   SING          260,000      2,500,707         1.2
    BANKS-MONEY CENTER
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI          185,000      2,248,213         1.1
    BANKS-MONEY CENTER
  Swiss Reinsurance Co. - Registered-/- .....................   SWTZ            1,863      2,169,324         1.1
    INSURANCE - MULTI-LINE
  Nichiei Co., Ltd.  ........................................   JPN            28,000      2,089,147         1.0
    INVESTMENT MANAGEMENT
  Sparbanken Sverige AB "A" .................................   SWDN          160,000      2,037,218         1.0
    INVESTMENT MANAGEMENT
  ITT Hartford Group, Inc.-/-  ..............................   US             35,700      1,726,988         0.8
    INSURANCE - MULTI-LINE
  Invesco PLC ...............................................   UK            431,600      1,698,659         0.8
    INVESTMENT MANAGEMENT
  Skandia Forsakrings AB Free ...............................   SWDN           61,869      1,673,395         0.8
    INSURANCE - MULTI-LINE
  Internationale Nederlanden Groep N.V. .....................   NETH           23,911      1,600,437         0.8
    OTHER FINANCIAL
  Land and House Co., Ltd. - Foreign ........................   THAI           90,000      1,479,746         0.7
    REAL ESTATE
  AEGON N.V. ................................................   NETH           32,968      1,461,494         0.7
    INSURANCE-LIFE
  UNI Storebrand AS "A"-/- ..................................   NOR           260,142      1,439,339         0.7
    INSURANCE - MULTI-LINE
  Banco Intercontinental Espanol ............................   SPN            14,168      1,378,824         0.7
    BANKS-MONEY CENTER
  Assicurazioni Generali S.p.A. .............................   ITLY           52,700      1,277,069         0.6
    INSURANCE - MULTI-LINE
  Orix Corp. ................................................   JPN            30,600      1,260,174         0.6
    OTHER FINANCIAL
  M & G Group PLC ...........................................   UK             64,200      1,254,895         0.6
    INVESTMENT MANAGEMENT
  Barclays PLC  .............................................   UK            107,000      1,227,651         0.6
    BANKS-MONEY CENTER
  Thai Farmers Bank, Ltd. - Foreign .........................   THAI          121,000      1,220,572         0.6
    BANKS-REGIONAL
  Mercury Asset Management Group PLC ........................   UK             89,000      1,201,452         0.6
    INVESTMENT MANAGEMENT
  Sun Hung Kai Properties Ltd. ..............................   HK            132,000      1,079,798         0.5
    REAL ESTATE

                  Statement of Additional Information Page 44

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI          111,900   $    959,905         0.5
    INVESTMENT MANAGEMENT
  Corporacion Mapfre ........................................   SPN            15,940        892,640         0.4
    INSURANCE - MULTI-LINE
  Mapfre Vida Seguros .......................................   SPN            13,227        785,438         0.4
    INSURANCE-LIFE
  National Westminster Bank PLC .............................   UK             76,875        774,002         0.4
    BANKS-MONEY CENTER
  Cardif S.A. ...............................................   FR              6,517        743,734         0.4
    INSURANCE - MULTI-LINE
                                                                                        ------------
                                                                                          56,885,271
                                                                                        ------------
Services (20.8%)
  Aoyama Trading Co., Ltd.  .................................   JPN           125,000      3,997,093         2.0
    RETAILERS-APPAREL
  DDI Corp. .................................................   JPN               515      3,992,248         2.0
    WIRELESS COMMUNICATIONS
  Seven-Eleven Japan Ltd. ...................................   JPN            55,000      3,879,845         1.9
    RETAILERS-OTHER
  Viacom, Inc.-/- ...........................................   US             75,100      3,557,863         1.7
    BROADCASTING & PUBLISHING
  ABC Rail Products Corp.-/- ................................   US            145,800      3,225,825         1.6
    TRANSPORTATION - ROAD & RAIL
  Elsevier N.V. .............................................   NETH          184,221      2,461,494         1.2
    BROADCASTING & PUBLISHING
  Fast Retailing Co., Ltd. ..................................   JPN            47,200      2,346,279         1.2
    RETAILERS-APPAREL
  Autobacs Seven Co., Ltd. ..................................   JPN            27,000      2,244,767         1.1
    RETAILERS-OTHER
  Tesco PLC .................................................   UK            433,000      1,996,600         1.0
    RETAILERS-FOOD
  Koninklijke Ahold N.V. ....................................   NETH           48,507      1,983,772         1.0
    RETAILERS-FOOD
  Reuters Holdings PLC  .....................................   UK            193,200      1,768,225         0.9
    BROADCASTING & PUBLISHING
  EMAP PLC  .................................................   UK            202,200      1,679,506         0.8
    BROADCASTING & PUBLISHING
  Compass Group PLC .........................................   UK            213,007      1,617,147         0.8
    RESTAURANTS
  Carrefour Supermarche .....................................   FR              2,437      1,480,791         0.7
    RETAILERS-FOOD
  La Quinta Inns, Inc.  .....................................   US             50,562      1,384,135         0.7
    LEISURE & TOURISM
  Dixons Group PLC ..........................................   UK            174,100      1,206,888         0.6
    RETAILERS-APPAREL
  British Airport Authority PLC  ............................   UK            152,800      1,150,567         0.6
    TRANSPORTATION - AIRLINES
  Granada Group PLC .........................................   UK            106,000      1,061,481         0.5
    LEISURE & TOURISM
  Telecom Italia Mobile S.p.A. ..............................   ITLY          547,645        963,993         0.5
    TELEPHONE NETWORKS
  Marco Polo Developments Ltd. ..............................   SING           59,000         90,545          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          42,089,064
                                                                                        ------------

                  Statement of Additional Information Page 45

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (8.9%)
  Merck & Co., Inc. .........................................   US             83,600   $  5,496,700         2.7
    PHARMACEUTICALS
  Sola International, Inc.-/- ...............................   US            180,000      4,545,000         2.2
    MEDICAL TECHNOLOGY & SUPPLIES
  Takeda Chemical Industries ................................   JPN           250,000      4,118,217         2.0
    PHARMACEUTICALS
  Ciba-Geigy "B" ............................................   SWTZ            2,474      2,168,104         1.1
    PHARMACEUTICALS
  Medeva PLC ................................................   UK            417,400      1,749,697         0.9
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          18,077,718
                                                                                        ------------
Capital Goods (6.5%)
  L.M. Ericsson Telephone Co. ...............................   SWDN          103,523      2,027,875         1.0
    TELECOM EQUIPMENT
  Olivetti Group-/- .........................................   ITLY        2,424,774      1,964,296         1.0
    OFFICE EQUIPMENT
  Boeing Co. ................................................   US             22,800      1,786,950         0.9
    AEROSPACE/DEFENSE
  Nokia AB "A" ..............................................   FIN            42,366      1,637,597         0.8
    TELECOM EQUIPMENT
  Bic .......................................................   FR             14,739      1,501,180         0.7
    OFFICE EQUIPMENT
  Siemens AG ................................................   GER             2,717      1,487,443         0.7
    TELECOM EQUIPMENT
  Lockheed Martin Corp. .....................................   US             17,200      1,358,800         0.7
    AEROSPACE/DEFENSE
  Bouygues  .................................................   FR              9,815        990,232         0.5
    CONSTRUCTION
  Electrocomponents PLC .....................................   UK             69,000        385,119         0.2
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          13,139,492
                                                                                        ------------
Energy (6.4%)
  Pacific Gas and Electric Co. ..............................   US            130,700      3,708,613         1.8
    ELECTRICAL & GAS UTILITIES
  Sonat Offshore Drilling Co. ...............................   US             67,200      3,007,200         1.5
    OIL
  North West Water PLC ......................................   UK            172,000      1,644,962         0.8
    ENERGY SOURCES
  Electrabel S.A. ...........................................   BEL             6,303      1,508,777         0.7
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.-/- .............................   KOR            26,000      1,114,946         0.5
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd.: ..............................................   KOR                --             --         0.5
    OIL
    Common  .................................................   --             23,044        796,157          --
    New-/- ..................................................   --              5,502        184,388          --
  C.A. La Electricidad de Caracas  ..........................   VENZ        1,163,231        796,193         0.4
    ELECTRICAL & GAS UTILITIES
  Compania Sevillana de Electricidad ........................   SPN            45,308        352,001         0.2
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          13,113,237
                                                                                        ------------

                  Statement of Additional Information Page 46

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industries (5.7%)
  Eastman Kodak Co. .........................................   US             52,800   $  3,537,600         1.7
    MISC. MATERIALS & COMMODITIES
  Hercules, Inc. ............................................   US             51,100      2,880,763         1.4
    CHEMICALS
  Pilkington PLC: ...........................................   UK                 --             --         1.0
    BUILDING MATERIALS & COMPONENTS
    Common  .................................................   --            525,000      1,646,483          --
    New .....................................................   --            131,250        411,621          --
  RWE AG ....................................................   GER             3,770      1,367,180         0.7
    MISC. MATERIALS & COMMODITIES
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           19,000      1,053,376         0.5
    CEMENT
  Construcciones y Auxiliar de Ferrocarriles S.A.  ..........   SPN            21,500        762,474         0.4
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          11,659,497
                                                                                        ------------
Consumer Non-Durables (4.4%)
  Amway Japan Ltd. ..........................................   JPN            64,400      2,720,775         1.3
    HOUSEHOLD PRODUCTS
  B.A.T. Industries PLC .....................................   UK            279,600      2,463,484         1.2
    TOBACCO
  Polygram ..................................................   NETH           33,640      1,789,540         0.9
    RECREATION
  Reliance Industries Ltd. - 144A GDR{.} -/- {\/} ...........   IND           113,500      1,518,630         0.7
    TEXTILES & APPAREL
  Adidas AG-/- ..............................................   GER            13,486        713,849         0.3
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                           9,206,278
                                                                                        ------------
Multi Industry/Miscellaneous (3.8%)
  Polaroid Corp. ............................................   US             50,000      2,368,750         1.2
    MISCELLANEOUS
  ITT Corp. - New-/- ........................................   US             35,700      1,892,100         0.9
    CONGLOMERATE
  Straits Steamship Land Ltd.  ..............................   SING          297,000      1,004,003         0.5
    CONGLOMERATE
  ITT Industries, Inc. ......................................   US             35,700        856,800         0.4
    CONGLOMERATE
  Citic Pacific Ltd. ........................................   HK            160,000        547,336         0.3
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK             89,000        542,150         0.3
    CONGLOMERATE
  United Industrial Corp. ...................................   SING          401,000        394,194         0.2
    CONGLOMERATE
                                                                                        ------------
                                                                                           7,605,333
                                                                                        ------------
Technology (3.6%)
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN           110,000      2,792,636         1.4
    COMPUTERS & PERIPHERALS
  S.M.H. AG - Bearer ........................................   SWTZ            3,558      2,130,169         1.0
    SEMICONDUCTORS
  Koei Co., Ltd. ............................................   JPN            60,000      2,081,395         1.0
    SOFTWARE
  Logica PLC ................................................   UK             71,000        501,553         0.2
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           7,505,753
                                                                                        ------------

                  Statement of Additional Information Page 47

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (2.2%)
  Samsung Electronics Co.: ..................................   KOR                --             --         1.3
    CONSUMER ELECTRONICS
    Common  .................................................   --              7,428   $  1,350,197          --
    Preferred-/- ............................................   --              4,434        514,451          --
    Preferred New-/- ........................................   --              2,856        325,474          --
    New-/- ..................................................   --              1,470        259,188          --
    New 2-/- ................................................   --                200         35,264          --
  PSA Peugeot Citroen S.A. ..................................   FR              8,797      1,162,258         0.6
    AUTOMOBILES
  Kiekert AG-/-  ............................................   GER            11,130        661,326         0.3
    AUTO PARTS
                                                                                        ------------
                                                                                           4,308,158
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $154,918,116) ................                            183,589,801        90.1
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $12,475,000 U.S. Treasury Notes,
   10.375% due 11/15/12 (market value of collateral is
   $17,377,117, including accrued interest).
   (cost $17,033,875)  ......................................                             17,033,875         8.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $171,951,991) * .....................                            200,623,676        98.5
Other Assets and Liabilities ................................                              3,146,393         1.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $203,770,069       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $203,770,069.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $172,534,069 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  32,776,324
                 Unrealized depreciation:            (4,686,717)
                                                  -------------
                 Net unrealized appreciation:     $  28,089,607
                                                  -------------
                                                  -------------

                  Statement of Additional Information Page 48

                        GT GLOBAL WORLDWIDE GROWTH FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                           Percentage of Net Assets {d}
                                        -----------------------------------
                                                  Short-Term
Country (Country Code/Currency Code)    Equity      & Other        Total
--------------------------------------  ------   -------------   ----------
Belgium (BEL/BEF)  ...................    0.7                           0.7
Finland (FIN/FIM) ....................    0.8                           0.8
France (FR/FRF) ......................    4.9                           4.9
Germany (GER/DEM) ....................    2.0                           2.0
Hong Kong (HK/HKD) ...................    2.7                           2.7
India (IND/INR) ......................    0.7                           0.7
Italy (ITLY/ITL) .....................    2.1                           2.1
Japan (JPN/JPY) ......................   15.5                          15.5
Korea (KOR/KRW) ......................    2.3                           2.3
Netherlands (NETH/NLG) ...............    4.6                           4.6
Norway (NOR/NOK) .....................    0.7                           0.7
Singapore (SING/SGD) .................    1.9                           1.9
Spain (SPN/ESP) ......................    2.1                           2.1
Sweden (SWDN/SEK) ....................    2.8                           2.8
Switzerland (SWTZ/CHF) ...............    3.2                           3.2
Thailand (THAI/THB) ..................    3.4                           3.4
United Kingdom (UK/GBP) ..............   12.5                          12.5
United States (US/USD) ...............   26.8         9.9              36.7
Venezuela (VENZ/VEB) .................    0.4                           0.4
                                        ------        ---             -----
Total  ...............................   90.1         9.9             100.0
                                        ------        ---             -----
                                        ------        ---             -----

----------------
{d}  Percentages indicated are based on net assets of $203,770,069.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                                                      Unrealized
                                                                               Market Value    Contract   Delivery   Appreciation
Contracts to Buy:                                                             (U.S. Dollars)     Price      Date    (Depreciation)
----------------------------------------------------------------------------  --------------   ---------  --------  --------------
Japanese Yen................................................................     1,395,287     100.25490  02/14/96    $ (31,078)
                                                                              --------------                        --------------

  Total Contracts to Buy (Payable amount $1,426,365)........................     1,395,287                              (31,078)
                                                                              --------------                        --------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 0.68%


Contracts to Sell:
----------------------------------------------------------------------------
French Francs...............................................................     4,093,886       4.91125  02/06/96      (21,603)
French Francs...............................................................     2,497,636       4.88280  02/16/96          930
Japanese Yen................................................................     2,925,159     101.50000  02/09/96       30,506
Japanese Yen................................................................     5,459,181      99.00000  02/14/96      192,334
Japanese Yen................................................................     3,580,911      98.95800  02/14/96      127,733
Japanese Yen................................................................     4,692,963      99.80000  02/29/96      116,656
Netherland Guilders.........................................................     2,442,213       1.58068  02/15/96       25,080
Netherland Guilders.........................................................       438,346       1.58000  02/15/96        4,692
Netherland Guilders.........................................................     1,377,659       1.60472  02/15/96       (6,703)
Swedish Krona...............................................................     2,302,972       6.60950  02/22/96       19,443
Swiss Francs................................................................     4,725,579       1.15258  03/19/96      (40,438)
                                                                              --------------                        --------------
  Total Contracts to Sell (Receivable amount $34,985,135)...................    34,536,505                              448,630
                                                                              --------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 16.95%

  Total Open Forward Foreign Currency Contracts, Net........................                                          $ 417,552
                                                                                                                    --------------
                                                                                                                    --------------

----------------
See Note 1 to the financial statements.

                  Statement of Additional Information Page 49

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $171,951,991)
   (Note 1)...............................................     $200,623,676
  U.S. currency..............................     $    251
  Foreign currencies (cost $467,274).........      427,623          427,874
                                                  --------
  Receivable for securities sold..........................        3,045,240
  Receivable for Fund shares sold.........................          503,196
  Receivable for open forward foreign currency contracts,
   net (Note 1)...........................................          417,552
  Dividends and dividend withholding tax reclaims
   receivable.............................................          381,800
  Cash held as collateral for securities loaned (Note
   1).....................................................       10,328,426
                                                               ------------
    Total assets..........................................      215,727,764
                                                               ------------
Liabilities:
  Payable for Fund shares repurchased.....................          607,335
  Payable for securities purchased........................          463,109
  Payable for investment management and administration
   fees (Note 2)..........................................          170,673
  Payable for printing and postage expenses...............          138,348
  Payable for service and distribution expenses (Note
   2).....................................................           91,522
  Payable for transfer agent fees (Note 2)................           79,778
  Payable for professional fees...........................           37,135
  Payable for registration and filing fees................           16,006
  Payable for custodian fees (Note 1).....................           11,827
  Payable for insurance expenses..........................            4,998
  Payable for fund accounting fees (Note 2)...............            4,358
  Payable for Trustees' fees and expenses (Note 2)........            3,680
  Distribution payable....................................              500
  Collateral for securities loaned (Note 1)...............       10,328,426
                                                               ------------
    Total liabilities.....................................       11,957,695
                                                               ------------
Net assets................................................     $203,770,069
                                                               ------------
                                                               ------------
Class A:
Net asset value and redemption price per share
 ($145,982,279 DIVIDED BY 8,679,483 shares outstanding)...     $      16.82
                                                               ------------
                                                               ------------
Maximum offering price per share
 (100/95.25 of $16.82) *..................................     $      17.66
                                                               ------------
                                                               ------------
Class B:+
Net asset value and offering price per share
 ($56,095,248 DIVIDED BY 3,400,308 shares outstanding)....     $      16.50
                                                               ------------
                                                               ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($1,692,542 DIVIDED BY 100,384 shares outstanding).......     $      16.86
                                                               ------------
                                                               ------------
Net assets consist of:
  Paid in capital (Note 4)................................     $170,433,182
  Accumulated net realized gain on investments and foreign
   currency transactions..................................        4,280,496
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies......................          384,706
  Net unrealized appreciation of investments..............       28,671,685
                                                               ------------
Total -- representing net assets applicable to capital
 shares outstanding.......................................     $203,770,069
                                                               ------------
                                                               ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 50

                        GT GLOBAL WORLDWIDE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $348,591).................................................     $ 3,312,606
  Interest income............................................         500,830
                                                                  -----------
    Total investment income..................................       3,813,436
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       2,050,983
  Service and distribution expenses: (Note 2)
    Class A..................................     $   550,183
    Class B..................................         522,040       1,072,223
                                                  -----------
  Transfer agent fees (Note 2)...............................         563,984
  Printing and postage expenses..............................         308,473
  Custodian fees (Note 1)....................................         165,402
  Registration and filing fees...............................          67,270
  Audit fees.................................................          65,300
  Fund accounting fees (Note 2)..............................          52,845
  Legal fees.................................................          25,021
  Trustees' fees and expenses (Note 2).......................          21,445
                                                                  -----------
    Total expenses before reductions.........................       4,392,946
                                                                  -----------
      Expense reductions (Notes 1 & 5).......................        (121,393)
                                                                  -----------
    Total net expenses.......................................       4,271,553
                                                                  -----------
Net investment loss..........................................        (458,117)
                                                                  -----------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........      13,048,225
  Net realized loss on foreign currency
   transactions..............................      (3,052,724)
                                                  -----------
    Net realized gain during the year........................       9,995,501
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign
   currencies................................        (595,367)
  Net change in unrealized appreciation of
   investments...............................      11,340,575
                                                  -----------
    Net unrealized appreciation during the year..............      10,745,208
                                                                  -----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      20,740,709
                                                                  -----------
Net increase in net assets resulting from operations.........     $20,282,592
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 51

                        GT GLOBAL WORLDWIDE GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment (loss)......................       $    (458,117)         $   (364,638)
  Net realized gain on investments and
   foreign currency transactions.............           9,995,501            11,169,856
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................            (595,367)             (439,209)
  Net change in unrealized appreciation
   (depreciation) of investments.............          11,340,575           (27,662,950)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          20,282,592           (17,296,941)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (3,836,040)           (8,774,504)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (1,484,807)           (2,518,790)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......             (44,576)                   --
                                                  -----------------      -----------------
    Total distributions......................          (5,365,423)          (11,293,294)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         134,626,823           146,805,682
  Decrease from capital shares repurchased...        (180,807,770)          (97,769,940)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (46,180,947)           49,035,742
                                                  -----------------      -----------------
Total increase (decrease) in net assets......         (31,263,778)           20,445,507
Net assets:
  Beginning of year..........................         235,033,847           214,588,340
                                                  -----------------      -----------------
  End of year................................       $ 203,770,069          $235,033,847
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 52

                        GT GLOBAL WORLDWIDE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            1995 *        1994        1993 *        1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    15.53   $    17.47   $    14.47   $    14.07   $    11.83
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........       (0.00)       (0.00)        0.04         0.07         0.10
  Net realized and unrealized gain
   (loss) on investments................        1.74        (1.16)        3.92         0.39         2.29
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        1.74        (1.16)        3.96         0.46         2.39
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............        0.00         0.00         0.00         0.00        (0.15)
  From net realized gain on
   investments..........................       (0.45)       (0.78)       (0.96)       (0.06)        0.00
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.45)       (0.78)       (0.96)       (0.06)       (0.15)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $    16.82   $    15.53   $    17.47   $    14.47   $    14.07
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............       11.23%       (6.65)%       27.6%         3.3%        20.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  145,982   $  182,467   $  193,997   $  141,310   $  126,868
Ratio of net investment income (loss) to
 average net assets.....................       (0.06)%      (0.01)%        0.9%         0.5%         0.8%
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...        1.87%        1.81%         1.9%         2.1%         2.0%
Without expense reductions..............        1.93%        1.84%          --%**         --%**         --%**
Portfolio turnover rate++++.............         113%          86%          92%          95%         122%

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Calculated based upon weighted average shares outstanding during the period.
  ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.

                  Statement of Additional Information Page 53

                        GT GLOBAL WORLDWIDE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS B++                   ADVISOR
                                          -------------------------------------     CLASS+++
                                                                                 --------------
                                           YEAR ENDED DECEMBER    APRIL 1, 1993   JUNE 1, 1995
                                                   31,                 TO              TO
                                          ----------------------  DECEMBER 31,    DECEMBER 31,
                                            1995 *       1994        1993 *          1995 *
                                          ----------  ----------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   15.34   $   17.39    $    15.67      $   15.26
                                          ----------  ----------  -------------      -------
Income from investment operations:
  Net investment income (loss)..........      (0.12)      (0.11)        (0.04)          0.03
  Net realized and unrealized gain
   (loss) on investments................       1.73       (1.16)         2.72           2.02
                                          ----------  ----------  -------------      -------
    Net increase (decrease) from
     investment operations..............       1.61       (1.27)         2.68           2.05
                                          ----------  ----------  -------------      -------
Distributions to shareholders:
  From net investment income............       0.00        0.00          0.00             --
  From net realized gain on
   investments..........................      (0.45)      (0.78)        (0.96)         (0.45)
                                          ----------  ----------  -------------      -------
    Total distributions.................      (0.45)      (0.78)        (0.96)         (0.45)
                                          ----------  ----------  -------------      -------
Net asset value, end of period..........  $   16.50   $   15.34    $    17.39      $   16.86
                                          ----------  ----------  -------------      -------
                                          ----------  ----------  -------------      -------
Total investment return (c).............      10.52%      (7.32)%        17.3 %(a)       13.46 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  56,095   $  52,567    $   20,592      $   1,693
Ratio of net investment income (loss) to
 average net assets.....................      (0.71)%     (0.66)%        (0.4)%(b)        0.29 %(b)
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...       2.52%       2.46%          2.5 %(b)        1.52 %(b)
Without expense reductions..............       2.58%       2.49%           -- %**        1.58 %(b)
Portfolio turnover rate++++.............        113%         86%           92 %          113 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Calculated based upon weighted average shares outstanding during the period.
  ** Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.

                  Statement of Additional Information Page 54

                        GT GLOBAL WORLDWIDE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Worldwide Growth Fund ("Fund"), is a separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT, the Fund's investment manager, deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities

                  Statement of Additional Information Page 55

                        GT GLOBAL WORLDWIDE GROWTH FUND
transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remain at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as

                  Statement of Additional Information Page 56

                        GT GLOBAL WORLDWIDE GROWTH FUND
unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G)  SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk of the other party to the transaction fails to deliver and cause the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $9,756,093 were on loan to brokers. The loans were secured by cash collateral of $10,328,426, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1995, the Fund received securities lending fees of $48,192, which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)   FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any

                  Statement of Additional Information Page 57

                        GT GLOBAL WORLDWIDE GROWTH FUND
state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $28,527 of such sales charges. Purchases of Class A Shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs of $4,493 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $255,556. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $22,092 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                  Statement of Additional Information Page 58

                        GT GLOBAL WORLDWIDE GROWTH FUND

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $191,266,449 and $252,366,205, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                      YEAR ENDED                 YEAR ENDED
                                                                                  DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                              --------------------------  -------------------------
                                                                                SHARES        AMOUNT        SHARES       AMOUNT
                                                                              -----------  -------------  ----------  -------------
CLASS A
Shares sold.................................................................    6,947,488  $ 112,415,112   5,542,867  $  94,463,212
Shares issued in connection with reinvestment of distributions..............      198,449      3,306,220     455,250      7,079,197
                                                                              -----------  -------------  ----------  -------------
                                                                                7,145,937    115,721,332   5,998,117    101,542,409
Shares repurchased..........................................................  (10,218,028)  (163,317,151) (5,352,193)   (90,753,350)
                                                                              -----------  -------------  ----------  -------------
Net increase (decrease).....................................................   (3,072,091) $ (47,595,819)    645,924  $  10,789,059
                                                                              -----------  -------------  ----------  -------------
                                                                              -----------  -------------  ----------  -------------


                                                                                      YEAR ENDED                 YEAR ENDED
                                                                                  DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                              --------------------------  -------------------------
                                                                                SHARES        AMOUNT        SHARES       AMOUNT
                                                                              -----------  -------------  ----------  -------------
CLASS B
Shares sold.................................................................    1,002,715  $  15,948,611   2,513,641  $  43,054,428
Shares issued in connection with reinvestment of distributions..............       79,120      1,293,841     143,692      2,208,845
                                                                              -----------  -------------  ----------  -------------
                                                                                1,081,835     17,242,452   2,657,333     45,263,273
Shares repurchased..........................................................   (1,107,459)   (17,390,637)   (415,621)    (7,016,590)
                                                                              -----------  -------------  ----------  -------------
Net increase (decrease).....................................................      (25,624) $    (148,185)  2,241,712  $  38,246,683
                                                                              -----------  -------------  ----------  -------------
                                                                              -----------  -------------  ----------  -------------

                                                                                     JUNE 1, 1995
                                                                               (COMMENCEMENT OF SALE OF
                                                                               SHARES) TO DECEMBER 31,
                                                                                         1995
                                                                               ------------------------
                                                                                 SHARES       AMOUNT
                                                                               ----------  ------------
ADVISOR CLASS
Shares sold..................................................................     103,579  $  1,618,463
Shares issued in connection with reinvestment of distributions...............       2,669        44,576
                                                                               ----------  ------------
                                                                                  106,248     1,663,039
Shares repurchased...........................................................      (5,864)      (99,982)
                                                                               ----------  ------------
Net increase.................................................................     100,384  $  1,563,057
                                                                               ----------  ------------
                                                                               ----------  ------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $73,201 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,365,423 as capital gain dividends for the fiscal year ended December 31, 1995.

                  Statement of Additional Information Page 59

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global International Growth Fund, one of the funds organized as a series of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global International Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 60

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (25.2%)
  DDI Corp. .................................................   JPN             1,449   $ 11,232,558         3.0
    WIRELESS COMMUNICATIONS
  Aoyama Trading Co., Ltd.  .................................   JPN           320,000     10,232,558         2.7
    RETAILERS-APPAREL
  Seven-Eleven Japan Ltd. ...................................   JPN           145,000     10,228,682         2.7
    RETAILERS-OTHER
  Ito-Yokado Co., Ltd. ......................................   JPN           130,000      8,011,628         2.1
    RETAILERS-OTHER
  Elsevier N.V. .............................................   NETH          469,083      6,267,717         1.7
    BROADCASTING & PUBLISHING
  Hagemeyer N.V. ............................................   NETH          105,302      5,509,683         1.5
    WHOLESALE & INTERNATIONAL TRADE
  Koninklijke Ahold N.V. ....................................   NETH          120,725      4,937,242         1.3
    RETAILERS-FOOD
  Reuters Holdings PLC  .....................................   UK            417,000      3,816,511         1.0
    BROADCASTING & PUBLISHING
  Securitas AB "B"  .........................................   SWDN           77,680      3,687,064         1.0
    BUSINESS & PUBLIC SERVICES
  Tesco PLC .................................................   UK            791,200      3,648,291         1.0
    RETAILERS-FOOD
  EMAP PLC  .................................................   UK            433,330      3,599,310         0.9
    BROADCASTING & PUBLISHING
  Autobacs Seven Co., Ltd. ..................................   JPN            41,600      3,458,605         0.9
    RETAILERS-OTHER
  Fast Retailing Co., Ltd. ..................................   JPN            65,400      3,250,988         0.9
    RETAILERS-APPAREL
  Great Universal Stores PLC ................................   UK            304,000      3,230,678         0.9
    RETAILERS-OTHER
  Compass Group PLC .........................................   UK            413,650      3,140,426         0.8
    RESTAURANTS
  British Airport Authority PLC  ............................   UK            358,700      2,700,970         0.7
    TRANSPORTATION - AIRLINES
  Dixons Group PLC ..........................................   UK            340,000      2,356,932         0.6
    RETAILERS-APPAREL
  Telecom Italia Mobile S.p.A. ..............................   ITLY        1,335,355      2,350,562         0.6
    TELEPHONE NETWORKS
  ASSA Abloy AB "B"-/- ......................................   SWDN          182,850      1,708,235         0.5
    BUSINESS & PUBLIC SERVICES
  Granada Group PLC .........................................   UK             86,250        863,705         0.2
    LEISURE & TOURISM
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           10,900        397,850         0.1
    TELEPHONE NETWORKS
  Marco Polo Developments Ltd. ..............................   SING          252,600        387,653         0.1
    LEISURE & TOURISM
  Carrefour Supermarche .....................................   FR                300        182,289          --
    RETAILERS-FOOD
  News Corp., Ltd. ..........................................   AUSL               18             96          --
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                          95,200,233
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 61

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (23.3%)
  Banco Intercontinental Espanol ............................   SPN            61,393   $  5,974,741         1.6
    BANKS-MONEY CENTER
  Axa Group .................................................   FR             84,336      5,691,969         1.5
    INSURANCE - MULTI-LINE
  Swiss Reinsurance Co. - Registered-/- .....................   SWTZ            4,480      5,216,625         1.4
    INSURANCE - MULTI-LINE
  HSBC Holdings PLC .........................................   HK            344,000      5,205,380         1.4
    BANKS-MONEY CENTER
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI          415,000      5,043,288         1.3
    BANKS-MONEY CENTER
  Nichiei Co., Ltd.  ........................................   JPN            66,000      4,924,419         1.3
    INVESTMENT MANAGEMENT
  National Australia Bank Ltd. ..............................   AUSL          506,305      4,551,817         1.2
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .......................   SING          453,300      4,359,887         1.2
    BANKS-MONEY CENTER
  Skandia Forsakrings AB Free ...............................   SWDN          151,830      4,106,605         1.1
    INSURANCE - MULTI-LINE
  Internationale Nederlanden Groep N.V. .....................   NETH           58,027      3,883,925         1.0
    OTHER FINANCIAL
  Cardif S.A. ...............................................   FR             33,196      3,788,397         1.0
    INSURANCE - MULTI-LINE
  AEGON N.V. ................................................   NETH           84,870      3,762,344         1.0
    INSURANCE-LIFE
  UNI Storebrand AS "A"-/- ..................................   NOR           645,193      3,569,786         0.9
    INSURANCE - MULTI-LINE
  Invesco PLC ...............................................   UK            868,400      3,417,783         0.9
    INVESTMENT MANAGEMENT
  Assicurazioni Generali S.p.A. .............................   ITLY          126,700      3,070,297         0.8
    INSURANCE - MULTI-LINE
  Land and House Co., Ltd. - Foreign ........................   THAI          185,000      3,041,700         0.8
    REAL ESTATE
  M & G Group PLC ...........................................   UK            154,000      3,010,185         0.8
    INVESTMENT MANAGEMENT
  Thai Farmers Bank, Ltd. - Foreign .........................   THAI          261,000      2,632,804         0.7
    BANKS-REGIONAL
  Barclays PLC  .............................................   UK            229,000      2,627,403         0.7
    BANKS-MONEY CENTER
  Mapfre Vida Seguros .......................................   SPN            43,289      2,570,563         0.7
    INSURANCE-LIFE
  Mercury Asset Management Group PLC ........................   UK            172,532      2,329,088         0.6
    INVESTMENT MANAGEMENT
  Corporacion Mapfre ........................................   SPN            40,330      2,258,480         0.6
    INSURANCE - MULTI-LINE
  National Westminster Bank PLC .............................   UK            185,500      1,867,672         0.5
    BANKS-MONEY CENTER
  Phatra Thanakit Co., Ltd. - Foreign .......................   THAI          133,800      1,147,768         0.3
    INVESTMENT MANAGEMENT
  Sanyo Shinpan Finance Co. .................................   JPN             1,600        131,783          --
    CONSUMER FINANCE
                                                                                        ------------
                                                                                          88,184,709
                                                                                        ------------
Technology (9.4%)
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN           420,000     10,662,791         2.8
    COMPUTERS & PERIPHERALS
  Hosiden Electronics .......................................   JPN           740,000      6,381,783         1.7
    COMPUTERS & PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 62

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (Continued)
  Kyushu-Matsushita Electric Co., Ltd. ......................   JPN           317,000   $  5,467,636         1.4
    COMPUTERS & PERIPHERALS
  S.M.H. AG - Bearer ........................................   SWTZ            8,908      5,333,206         1.4
    SEMICONDUCTORS
  Keyence Corp. .............................................   JPN            31,000      3,574,612         0.9
    INSTRUMENTATION & TEST
  Koei Co., Ltd. ............................................   JPN           102,500      3,555,717         0.9
    SOFTWARE
  Logica PLC ................................................   UK            148,800      1,051,141         0.3
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          36,026,886
                                                                                        ------------
Materials/Basic Industry (6.4%)
  Broken Hill Proprietary Co., Ltd. .........................   AUSL          382,987      5,406,607         1.4
    MISC. MATERIALS & COMMODITIES
  Pilkington PLC: ...........................................   UK                 --             --         1.2
    BUILDING MATERIALS & COMPONENTS
    Common  .................................................   --          1,185,900      3,719,171          --
    New .....................................................   --            296,475        929,793          --
  PT Semen Gresik - Foreign .................................   INDO        1,422,000      3,984,588         1.1
    CEMENT
  RWE AG ....................................................   GER             9,006      3,266,002         0.9
    MISC. MATERIALS & COMMODITIES
  Amcor Ltd.  ...............................................   AUSL          346,282      2,444,222         0.6
    PAPER/PACKAGING
  Wickes PLC ................................................   UK            887,700      1,708,971         0.5
    BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           30,000      1,663,225         0.4
    CEMENT
  Construcciones y Auxiliar de Ferrocarriles S.A.  ..........   SPN            32,848      1,164,919         0.3
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          24,287,498
                                                                                        ------------
Consumer Non-Durables (5.9%)
  B.A.T. Industries PLC .....................................   UK            638,200      5,623,017         1.5
    TOBACCO
  Amway Japan Ltd. ..........................................   JPN           121,700      5,141,589         1.4
    HOUSEHOLD PRODUCTS
  Polygram ..................................................   NETH           81,259      4,322,719         1.1
    RECREATION
  Reliance Industries Ltd. - 144A GDR{.} -/- {\/} ...........   IND           244,400      3,270,072         0.9
    TEXTILES & APPAREL
  South African Breweries Ltd. ..............................   SAFR           50,099      1,835,153         0.5
    BEVERAGES - ALCOHOLIC
  Adidas AG-/- ..............................................   GER            33,252      1,760,114         0.5
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          21,952,664
                                                                                        ------------
Capital Goods (5.8%)
  L.M. Ericsson Telephone Co. ...............................   SWDN          226,708      4,440,901         1.2
    TELECOM EQUIPMENT
  Bic .......................................................   FR             41,740      4,251,257         1.1
    OFFICE EQUIPMENT
  Olivetti Group-/- .........................................   ITLY        4,696,250      3,804,407         1.0
    OFFICE EQUIPMENT
  Canon, Inc. ...............................................   JPN           180,000      3,261,628         0.9
    OFFICE EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 63

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  Bouygues  .................................................   FR             25,932   $  2,616,271         0.7
    CONSTRUCTION
  Nokia AB "A" ..............................................   FIN            64,164      2,480,167         0.7
    TELECOM EQUIPMENT
  Electrocomponents PLC .....................................   UK            136,600        762,424         0.2
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          21,617,055
                                                                                        ------------
Health Care (5.5%)
  Takeda Chemical Industries ................................   JPN           500,000      8,236,434         2.2
    PHARMACEUTICALS
  Ciba-Geigy AG - Registered ................................   SWTZ            6,277      5,528,117         1.5
    PHARMACEUTICALS
  Medeva PLC ................................................   UK            834,800      3,499,395         0.9
    PHARMACEUTICALS
  Sankyo Co., Ltd. ..........................................   JPN           153,000      3,439,535         0.9
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          20,703,481
                                                                                        ------------
Energy (4.4%)
  Sasol Ltd. ................................................   SAFR          500,000      4,095,212         1.1
    ENERGY SOURCES
  North West Water PLC ......................................   UK            389,900      3,728,899         1.0
    ENERGY SOURCES
  Electrabel S.A. ...........................................   BEL            15,059      3,604,739         1.0
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp.-/- .............................   KOR            55,050      2,360,685         0.6
    ELECTRICAL & GAS UTILITIES
  Oil Search Ltd. ...........................................   AUSL        2,302,000      1,984,040         0.5
    OIL
  Compania Sevillana de Electricidad ........................   SPN           118,790        922,888         0.2
    ELECTRICAL & GAS UTILITIES
  Polifin Ltd.-/-  ..........................................   SAFR          105,000        168,542          --
    ENERGY SOURCES
                                                                                        ------------
                                                                                          16,865,005
                                                                                        ------------
Consumer Durables (2.7%)
  Samsung Electronics Co.: ..................................   KOR                --             --         1.5
    CONSUMER ELECTRONICS
    Preferred-/- ............................................   --             22,803      2,645,701          --
    Common  .................................................   --              8,816      1,602,496          --
    Preferred New-/- ........................................   --              6,491        739,725          --
    New - GDR Non-Voting-/- {\/} ............................   --              9,220        539,370          --
    New-/- ..................................................   --              1,744        307,499          --
    New - 144A GDR{.} -/- {\/} ..............................   --              1,826        175,296          --
    New - GDR Voting-/- {\/} ................................   --              1,098        105,408          --
    New 2-/- ................................................   --                494         87,101          --
    GDR 1/2 Voting-/- {\/} ..................................   --                630         60,480          --
  PSA Peugeot Citroen S.A. ..................................   FR             21,205      2,801,601         0.7
    AUTOMOBILES
  Kiekert AG-/-  ............................................   GER            29,070      1,727,292         0.5
    AUTO PARTS
                                                                                        ------------
                                                                                          10,791,969
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 64

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi Industry/Miscellaneous (2.5%)
  Barlow Ltd. ...............................................   SAFR          300,000   $  4,280,423         1.1
    CONGLOMERATE
  Citic Pacific Ltd. ........................................   HK            535,000      1,830,154         0.5
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK            295,000      1,797,012         0.5
    CONGLOMERATE
  United Industrial Corp. ...................................   SING        1,726,000      1,696,704         0.4
    CONGLOMERATE
                                                                                        ------------
                                                                                           9,604,293
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $306,331,543) ................                            345,233,793        91.1
                                                                                        ------------       -----

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.1%)
  Thailand (0.1%)
    Siam Syntech Construction Co., Convertible Bond, 4.5% due
     2/25/02 (cost $310,000) ................................   USD           310,000        145,700         0.1
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Warrants (0.0%)                                                Country     Warrants        Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  CMIC Finance & Securities Co., Ltd. Warrants, expire
   12/31/99 (cost $43,003)-/- ...............................   THAI          107,250             --          --
                                                                                        ------------       -----
    SECURITIES BROKER

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $12,790,000 U.S. Treasury Notes,
   due 8/31/97 (market value of collateral is $13,201,082,
   including accrued interest). (cost $12,939,982)  .........                             12,939,982         3.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $319,624,528) * .....................                            358,319,475        94.6
Other Assets and Liabilities ................................                             20,531,764         5.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $378,851,239       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $378,851,239.
        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $321,085,734 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  54,428,631
                 Unrealized depreciation:           (17,194,890)
                                                  -------------
                 Net unrealized appreciation:     $  37,233,741
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 65

                      GT GLOBAL INTERNATIONAL GROWTH FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    3.7                                   3.7
Belgium (BEL/BEF)  ...................    1.0                                   1.0
Finland (FIN/FIM) ....................    0.7                                   0.7
France (FR/FRF) ......................    5.0                                   5.0
Germany (GER/DEM) ....................    1.9                                   1.9
Hong Kong (HK/HKD) ...................    2.4                                   2.4
India (IND/INR) ......................    0.9                                   0.9
Indonesia (INDO/IDR) .................    1.2                                   1.2
Italy (ITLY/ITL) .....................    2.4                                   2.4
Japan (JPN/JPY) ......................   26.7                                  26.7
Korea (KOR/KRW) ......................    2.1                                   2.1
Netherlands (NETH/NLG) ...............    7.6                                   7.6
Norway (NOR/NOK) .....................    0.9                                   0.9
Singapore (SING/SGD) .................    1.7                                   1.7
South Africa (SAFR/ZAR) ..............    2.7                                   2.7
Spain (SPN/ESP) ......................    3.4                                   3.4
Sweden (SWDN/SEK) ....................    3.8                                   3.8
Switzerland (SWTZ/CHF) ...............    4.3                                   4.3
Thailand (THAI/THB) ..................    3.5         0.1                       3.6
United Kingdom (UK/GBP) ..............   15.2                                  15.2
United States (US/USD) ...............                               8.8        8.8
                                        ------        ---            ---      -----
Total  ...............................   91.1         0.1            8.8      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $378,851,239.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                              Market Value
                                                                                  (U.S.       Contract    Delivery   Appreciation
Contracts to Buy:                                                               Dollars)        Price       Date     (Depreciation)
----------------------------------------------------------------------------  -------------  -----------  ---------  -------------
Japanese Yen................................................................      9,884,094    102.48790   02/14/96   $  (220,150)
                                                                              -------------                          -------------
  Total Contracts to Buy (Payable amount $10,104,244).......................      9,884,094                              (220,150)
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO BUY AS A PERCENTAGE OF NET ASSETS IS 2.61%

Contracts to Sell:
----------------------------------------------------------------------------
French Francs...............................................................      2,046,943      4.86000   02/06/96        10,670
French Francs...............................................................      8,187,772      4.91125   02/06/96       (43,206)
French Francs...............................................................      2,456,691      4.88280   02/16/96           915
Japanese Yen................................................................     23,888,800    101.50000   02/09/96       249,131
Japanese Yen................................................................     15,600,849    101.40000   02/09/96       178,244
Japanese Yen................................................................     23,285,676     99.00000   02/14/96       820,384
Netherland Guilders.........................................................      7,389,261      1.58068   02/15/96        75,880
Netherland Guilders.........................................................      4,446,081      1.58000   02/15/96        47,590
Netherland Guilders.........................................................      3,882,493      1.60472   02/15/96       (18,890)
Swedish Krona...............................................................      6,038,739      6.60950   02/22/96        50,980
Swiss Francs................................................................     11,892,708      1.15258   03/19/96      (101,770)
                                                                              -------------                          -------------
  Total Contracts to Sell (Receivable amount $110,385,941)..................    109,116,013                             1,269,928
                                                                              -------------                          -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 28.80%

  Total Open Forward Foreign Currency Contracts, Net........................                                          $ 1,049,778
                                                                                                                     -------------
                                                                                                                     -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 66

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $319,624,528)
   (Note 1).................................................     $358,319,475
  U.S. currency..............................     $      814
  Foreign currencies (cost $3,646,192).......      3,671,650        3,672,464
                                                  ----------
  Receivable for Fund shares sold...........................       18,130,532
  Receivable for securities sold............................        3,441,582
  Receivable for open forward foreign currency contracts,
   net (Note 1).............................................        1,049,778
  Dividends and dividend withholding tax reclaims
   receivable...............................................          904,586
  Interest receivable.......................................           11,857
  Cash held as collateral for securities loaned (Note 1)....       18,709,722
                                                                 ------------
    Total assets............................................      404,239,996
                                                                 ------------
Liabilities:
  Payable for securities purchased..........................        3,482,185
  Payable for Fund shares repurchased.......................        2,426,740
  Payable for investment management and administration fees
   (Note 2).................................................          304,119
  Payable for service and distribution expenses (Note 2)....          147,186
  Payable for printing and postage expenses.................          125,252
  Payable for transfer agent fees...........................           75,866
  Payable for professional fees.............................           32,169
  Payable for custodian fees (Note 1).......................           21,373
  Payable for registration and filing fees..................           14,184
  Payable for fund accounting fees (Note 2).................            7,781
  Payable for Trustees' fees and expenses (Note 2)..........            5,164
  Other accrued expenses....................................           37,016
  Collateral for securities loaned (Note 1).................       18,709,722
                                                                 ------------
    Total liabilities.......................................       25,388,757
                                                                 ------------
Net assets..................................................     $378,851,239
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($308,816,401 DIVIDED BY 33,994,719 shares outstanding)....     $       9.08
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $9.08) *.....................................     $       9.53
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($69,654,073 DIVIDED BY 7,814,991 shares outstanding)......     $       8.91
                                                                 ------------
                                                                 ------------
Advisor Class: (Note 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($380,765 DIVIDED BY 41,815 shares outstanding)............     $       9.11
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $343,057,435
  Accumulated net realized loss on investments and foreign
   currency transactions....................................       (3,964,587)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................        1,063,444
  Net unrealized appreciation of investments................       38,694,947
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $378,851,239
                                                                 ------------
                                                                 ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 67

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $1,361,001)...............................................     $6,759,232
  Interest income............................................      1,273,947
                                                                  ----------
    Total investment income..................................      8,033,179
                                                                  ----------
Expenses:
  Investment management and administration fees..............      4,027,923
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 1,206,618
    Class B..................................         681,752      1,888,370
                                                  -----------
  Transfer agent fees........................................        965,711
  Custodian fees (Note 1)....................................        395,778
  Printing and postage expenses..............................        273,691
  Fund accounting fees (Note 2)..............................        102,559
  Audit fees.................................................         58,500
  Registration and filing fees...............................         39,374
  Legal fees.................................................         32,346
  Trustees' fees and expenses (Note 2).......................          6,625
  Insurance expenses.........................................          6,419
                                                                  ----------
    Total expenses before reductions.........................      7,797,296
                                                                  ----------
      Expense reductions (Note 1 & 5)........................       (319,478)
                                                                  ----------
    Total net expenses.......................................      7,477,818
                                                                  ----------
Net investment income........................................        555,361
                                                                  ----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       5,147,147
  Net realized loss on foreign currency
   transactions..............................      (4,165,066)
                                                  -----------
    Net realized gain during the year........................        982,081
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................         247,497
  Net change in unrealized appreciation of
   investments...............................       7,882,538
                                                  -----------
    Net unrealized appreciation during the year..............      8,130,035
                                                                  ----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      9,112,116
                                                                  ----------
Net increase in net assets resulting from operations.........     $9,667,477
                                                                  ----------
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 68

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income (loss)...............      $      555,361          $    (618,214)
  Net realized gain on investments and
   foreign currency transactions.............             982,081             66,237,292
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             247,497             (4,100,341)
  Net change in unrealized appreciation
   (depreciation) of investments.............           7,882,538           (100,302,042)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............           9,667,477            (38,783,305)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders:
  From net investment income.................                  --             (1,684,749)
  From net realized gain on investments......          (7,612,428)           (40,336,515)
  In excess of net realized gain on
   investments...............................          (6,510,219)                    --
Class B:
Distributions to shareholders:
  From net investment income.................                  --               (280,442)
  From net realized gain on investments......          (1,774,209)            (6,714,382)
  In excess of net realized gain on
   investments...............................          (1,517,320)                    --
Advisor Class:
Distributions to shareholders:
  From net realized gain on investments......              (9,818)                    --
  In excess of net realized gain on
   investments...............................              (8,396)                    --
                                                  -----------------      -----------------
    Total distributions......................         (17,432,390)           (49,016,088)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,294,676,738          1,036,090,550
  Decrease from capital shares repurchased...      (1,410,555,957)          (999,937,817)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................        (115,879,219)            36,152,733
                                                  -----------------      -----------------
Total decrease in net assets.................        (123,644,132)           (51,646,660)
Net assets:
  Beginning of year..........................         502,495,371            554,142,031
                                                  -----------------      -----------------
  End of year................................      $  378,851,239          $ 502,495,371
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 69

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                             1995         1994       1993 (A)       1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $     9.17   $    11.02   $     8.21   $     8.74   $     7.82
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........        0.03        (0.04)        0.03         0.11         0.14
  Net realized and unrealized gain
   (loss) on investments................        0.32        (0.82)        2.78        (0.62)        0.89
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        0.35        (0.86)        2.81        (0.51)        1.03
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............        0.00        (0.04)        0.00        (0.02)       (0.11)
  From net realized gain on
   investments..........................       (0.24)       (0.95)        0.00         0.00         0.00
  In excess of net realized gain on
   investments..........................       (0.20)        0.00         0.00         0.00         0.00
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.44)       (0.99)        0.00        (0.02)       (0.11)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $     9.08   $     9.17   $    11.02   $     8.21   $     8.74
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (d).............        3.88%       (7.78)%       34.2%        (5.8)%       13.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  308,816   $  430,701   $  523,397   $  421,693   $  463,851
Ratio of net investment income (loss) to
 average net assets.....................        0.24%       (0.04)%        0.3%         1.2%         1.5%
Ratio of expenses to average net assets:
  With expense reductions...............        1.70%        1.70%        1.80%        1.90%        1.90%
  Without expense reductions............        1.78%        1.75%          --%*         --%*         --%*
Portfolio turnover rate++++.............          75%          96%          90%          89%          83%

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.
   * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 70

                      GT GLOBAL INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                       ADVISOR
                                                         CLASS B++                     CLASS+++
                                          ----------------------------------------  --------------
                                                                     APRIL 1, 1993   JUNE 1, 1995
                                           YEAR ENDED DECEMBER 31,        TO              TO
                                          -------------------------  DECEMBER 31,    DECEMBER 31,
                                             1995         1994         1993 (A)          1995
                                          ----------  -------------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.07    $    10.98     $     8.74      $    8.49
                                          ----------  -------------  -------------      -------
Income from investment operations:
  Net investment income (loss)..........      (0.04)        (0.10)         (0.01)          0.03
  Net realized and unrealized gain
   (loss) on investments................       0.32         (0.82)          2.25           1.03
                                          ----------  -------------  -------------      -------
    Net increase (decrease) from
     investment operations..............       0.28         (0.92)          2.24           1.06
                                          ----------  -------------  -------------      -------
Distributions to shareholders:
  From net investment income............       0.00         (0.04)          0.00             --
  From net realized gain on
   investments..........................      (0.24)        (0.95)          0.00          (0.24)
  In excess of net realized gain on
   investments..........................      (0.20)         0.00           0.00          (0.20)
                                          ----------  -------------  -------------      -------
    Total distributions.................      (0.44)        (0.99)          0.00          (0.44)
                                          ----------  -------------  -------------      -------
Net asset value, end of period..........  $    8.91    $     9.07     $    10.98      $    9.11
                                          ----------  -------------  -------------      -------
                                          ----------  -------------  -------------      -------
Total investment return (d).............       3.15%        (8.36)%         25.6 %(b)       12.56 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  69,654    $   71,794     $   30,745      $     381
Ratio of net investment income (loss) to
 average net assets.....................      (0.41)%       (0.69)%         (0.4)%(c)        0.59 %(c)
Ratio of expenses to average net assets:
  With expense reductions...............       2.35%         2.35 %         2.40 %(c)        1.35 %(c)
  Without expense reductions............       2.43%         2.40 %           -- %*        1.43 %(c)
Portfolio turnover rate++++.............         75%           96 %           90 %           75 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.
   * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 71

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global International Growth Fund ("Fund"), is a separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates from management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities

                  Statement of Additional Information Page 72

                      GT GLOBAL INTERNATIONAL GROWTH FUND

other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remain at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it

                  Statement of Additional Information Page 73

                      GT GLOBAL INTERNATIONAL GROWTH FUND

was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $17,499,956 were on loan to brokers. The loans were secured by cash collateral of $18,709,722, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1995, the Fund received securities lending fees of $175,653 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges

                  Statement of Additional Information Page 74

                      GT GLOBAL INTERNATIONAL GROWTH FUND

imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $50,454 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $32,049 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended December 31, 1995, GT Global collected CDSCs in the amount of $297,910. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $40,655 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT Asset Management, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $289,373,330 and $425,782,128, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

                  Statement of Additional Information Page 75

                      GT GLOBAL INTERNATIONAL GROWTH FUND

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                         -----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                         ------------  ---------------  -----------  -------------
CLASS A
Shares sold............................................................   140,096,147  $ 1,244,115,581   86,542,390  $ 926,900,205
Shares issued in connection with reinvestment of distributions.........     1,274,450       11,483,253    3,799,540     34,613,815
                                                                         ------------  ---------------  -----------  -------------
                                                                          141,370,597    1,255,598,834   90,341,930    961,514,020
Shares repurchased.....................................................  (154,325,977)  (1,370,898,171) (90,893,714)  (979,657,620)
                                                                         ------------  ---------------  -----------  -------------
Net decrease...........................................................   (12,955,380) $  (115,299,337)    (551,784) $ (18,143,600)
                                                                         ------------  ---------------  -----------  -------------
                                                                         ------------  ---------------  -----------  -------------


                                                                                  YEAR ENDED                    YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                         -----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                         ------------  ---------------  -----------  -------------
CLASS B
Shares sold............................................................     4,065,880  $    35,727,913    6,350,365  $  68,347,089
Shares issued in connection with reinvestment of distributions.........       329,999        2,917,198      691,392      6,229,441
                                                                         ------------  ---------------  -----------  -------------
                                                                            4,395,879       38,645,111    7,041,757     74,576,530
Shares repurchased.....................................................    (4,499,678)     (39,592,887)  (1,924,260)   (20,280,197)
                                                                         ------------  ---------------  -----------  -------------
Net increase (decrease)................................................      (103,799) $      (947,776)   5,117,497  $  54,296,333
                                                                         ------------  ---------------  -----------  -------------
                                                                         ------------  ---------------  -----------  -------------

                                                                                JUNE 1, 1995
                                                                              (COMMENCEMENT OF
                                                                              SALE OF SHARES)
                                                                            TO DECEMBER 31, 1995
                                                                         --------------------------
                                                                           SHARES        AMOUNT
                                                                         -----------  -------------
ADVISOR CLASS
Shares sold............................................................       47,423  $     417,842
Shares issued in connection with reinvestment of distributions.........        1,656         14,951
                                                                         -----------  -------------
                                                                              49,079        432,793
Shares repurchased.....................................................       (7,264)       (64,899)
                                                                         -----------  -------------
Net increase...........................................................       41,815  $     367,894
                                                                         -----------  -------------
                                                                         -----------  -------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $143,825 under these arrangements.

6. COVERED CALL OPTIONS WRITTEN
The Fund's written options contracts activity for the year ended December 31, 1995 was as follows:

                                                                                                   UNDERLYING NOMINAL
                                                                                                     AMOUNT IN USD       PREMIUMS
                                                                                                   ------------------   ----------
Options outstanding at December 31, 1994.........................................................      140,000,000      $3,934,000
Options written during the year ended December 31, 1995..........................................        --                 --
Options cancelled in closing purchase transactions (loss of $2,317,000 realized).................     (140,000,000)     (3,934,000)
Options expired prior to exercise................................................................        --                 --
Options exercised................................................................................        --                 --
                                                                                                   ------------------   ----------
Options outstanding at December 31, 1995.........................................................                0      $        0
                                                                                                   ------------------   ----------
                                                                                                   ------------------   ----------

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,432,389 as capital gain dividends for the fiscal year ended December 31, 1995.

                  Statement of Additional Information Page 76

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global New Pacific Growth Fund, a series of shares of beneficial interest of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GT Global New Pacific Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 77

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Finance (43.4%)
  HSBC Holdings PLC ..........................................   HK         3,447,600   $ 52,168,803        10.1
    BANKS-MONEY CENTER
  New World Development Co., Ltd.  ...........................   HK         6,567,000     28,622,336         5.6
    REAL ESTATE
  Siam Commercial Bank PLC - Foreign  ........................   THAI       1,958,000     25,816,362         5.0
    BANKS-MONEY CENTER
  National Australia Bank Ltd. ...............................   AUSL       1,574,883     14,158,618         2.7
    BANKS-MONEY CENTER
  Public Bank Bhd. - Foreign  ................................   MAL        7,336,000     14,041,021         2.7
    BANKS-MONEY CENTER
  Krung Thai Bank Ltd. - Foreign .............................   THAI       3,166,540     13,078,640         2.5
    BANKS-MONEY CENTER
  Cheung Kong (Holdings) Ltd. ................................   HK         1,883,000     11,470,422         2.2
    REAL ESTATE
  Hysan Development Co., Ltd. ................................   HK         4,019,000     10,629,662         2.1
    REAL ESTATE
  Bank of East Asia, Ltd. ....................................   HK         2,781,000      9,980,956         1.9
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign ........................   SING       1,020,000      9,810,467         1.9
    BANKS-MONEY CENTER
  Bank of Ayudhya Ltd. - Foreign .............................   THAI       1,512,600      8,470,079         1.6
    BANKS-REGIONAL
  Rashid Hussain Bhd. ........................................   MAL        2,250,000      6,734,405         1.3
    SECURITIES BROKER
  DCB Holdings Bhd. ..........................................   MAL        1,720,000      5,012,602         1.0
    BANKS-REGIONAL
  Henderson Investment Ltd. ..................................   HK         4,870,000      3,999,547         0.8
    REAL ESTATE
  Overseas-Chinese Banking Corp., Ltd. - Foreign .............   SING         300,000      3,755,304         0.7
    BANKS-REGIONAL
  City Developments Ltd.  ....................................   SING         348,200      2,536,393         0.5
    REAL ESTATE
  Hong Kong Land Holdings Ltd.{\/} ...........................   HK           592,000      1,095,200         0.2
    REAL ESTATE INVESTMENT TRUST
  Wharf (Holdings) Ltd. ......................................   HK           250,000        832,579         0.2
    REAL ESTATE
  PT Bank Internasional Indonesia - Foreign ..................   INDO         239,500        794,314         0.2
    BANKS-MONEY CENTER
  Amoy Properties Ltd. .......................................   HK           613,500        610,961         0.1
    REAL ESTATE
  Malayan Banking Bhd. .......................................   MAL           47,500        400,323         0.1
    BANKS-MONEY CENTER
  Hong Leong Bank Bhd. .......................................   MAL            1,000          2,757          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         224,021,751
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 78

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Multi Industry/Miscellaneous (14.3%)
  Hutchison Whampoa ..........................................   HK         5,244,000   $ 31,944,180         6.2
    CONGLOMERATE
  Swire Pacific Ltd. "A" .....................................   HK         3,087,000     23,954,992         4.6
    MULTI-INDUSTRY
  Citic Pacific Ltd. .........................................   HK         3,029,000     10,361,750         2.0
    CONGLOMERATE
  Pacific Dunlop Ltd. ........................................   AUSL       1,630,000      3,814,919         0.7
    MULTI-INDUSTRY
  Arab Malaysian Corp., Bhd. .................................   MAL          726,000      2,630,435         0.5
    CONGLOMERATE
  Jardine Matheson Holding Ltd.{\/} ..........................   HK           224,400      1,537,140         0.3
    CONGLOMERATE
  Java Fund-/- {\/} ..........................................   INDO          30,000        252,000          --
    COUNTRY FUNDS
  JG Summit Holdings, Inc. "B" ...............................   PHIL         748,000        205,479          --
    CONGLOMERATE
  Indonesian Capital Fund-/- {\/} ............................   INDO           5,000         53,750          --
    COUNTRY FUNDS
  Korea Fund, Inc.{\/} .......................................   KOR              907         19,954          --
    COUNTRY FUNDS
                                                                                        ------------
                                                                                          74,774,599
                                                                                        ------------
Services (10.1%)
  China Hong Kong Photo Products Holdings, Ltd. ..............   HK        20,700,000     11,712,688         2.3
    WHOLESALE & INTERNATIONAL TRADE
  News Corp., Ltd. ...........................................   AUSL       1,546,823      8,251,868         1.6
    BROADCASTING & PUBLISHING
  Philippine Long Distance Telephone Co. - ADR{\/} ...........   PHIL         125,000      6,765,625         1.3
    TELEPHONE - LONG DISTANCE
  Cathay Pacific Airways .....................................   HK         3,900,000      5,951,888         1.2
    TRANSPORTATION - AIRLINES
  Advanced Info. Service - Foreign ...........................   THAI         222,900      3,948,110         0.8
    WIRELESS COMMUNICATIONS
  Telecom Corporation of New Zealand Ltd. ....................   NZ           884,000      3,812,835         0.7
    TELEPHONE NETWORKS
  Hong Kong & Shanghai Hotels ................................   HK         2,000,000      2,897,051         0.6
    LEISURE & TOURISM
  Technology Resources Industries Bhd.-/- ....................   MAL          667,000      1,970,109         0.4
    TRANSPORTATION - AIRLINES
  Malaysian Airlines System Bhd. .............................   MAL          558,000      1,812,973         0.4
    TRANSPORTATION - AIRLINES
  Singapore Airlines Ltd. - Foreign  .........................   SING         105,000        980,198         0.2
    TRANSPORTATION - AIRLINES
  Matichon Newspaper Group - Foreign .........................   THAI         154,800        916,013         0.2
    BROADCASTING & PUBLISHING
  Dusit Thani PLC - Foreign-/- ...............................   THAI         608,666        894,386         0.2
    LEISURE & TOURISM
  International Cosmetics Co., Ltd. - Foreign ................   THAI          60,059        548,593         0.1
    WHOLESALE & INTERNATIONAL TRADE
  TelecomAsia Corp. - Foreign-/- .............................   THAI         106,000        324,146         0.1
    TELEPHONE NETWORKS
  Shun Tak Holdings Ltd. .....................................   HK           160,000        112,778          --
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                          50,899,261
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 79

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Materials/Basic Industry (7.8%)
  Broken Hill Proprietary Co., Ltd. ..........................   AUSL       1,049,568   $ 14,816,697         2.9
    MISC. MATERIALS & COMMODITIES
  Siam City Cement Co., Ltd. - Foreign .......................   THAI         467,600      7,316,696         1.4
    CEMENT
  Amcor Ltd. .................................................   AUSL       1,004,685      7,091,543         1.4
    PAPER/PACKAGING
  Western Mining Corporation Holdings Ltd. ...................   AUSL         452,381      2,904,058         0.6
    METALS - NON-FERROUS
  Malaysian Pacific Industries Bhd. ..........................   MAL          675,000      2,086,779         0.4
    PAPER/PACKAGING
  Siam Cement Co., Ltd. - Foreign  ...........................   THAI          33,500      1,857,268         0.4
    CEMENT
  Yizheng Chemical Fibre Co., Ltd. ...........................   CHNA       6,158,000      1,385,789         0.3
    CHEMICALS
  PT Barito Pacific Timber - Foreign  ........................   INDO       1,155,000        847,034         0.2
    FOREST PRODUCTS
  Pohang Iron & Steel Co., Ltd. ..............................   KOR            8,500        616,675         0.1
    METALS - STEEL
  Siam Pulp & Paper Co., Ltd. - Foreign  .....................   THAI         194,284        559,396         0.1
    PAPER/PACKAGING
  PT Indah Kiat Pulp & Paper Corp. - Foreign .................   INDO         328,488        240,901          --
    PAPER/PACKAGING
                                                                                        ------------
                                                                                          39,722,836
                                                                                        ------------
Energy (2.9%)
  Hong Kong Electric Holdings Ltd.  ..........................   HK         1,650,500      5,411,300         1.0
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign-/- .......   THAI       1,219,350      4,164,579         0.8
    ELECTRICAL & GAS UTILITIES
  Oil Search Ltd. ............................................   AUSL       4,487,000      3,867,241         0.7
    OIL
  Petronas Gas Bhd. ..........................................   MAL          257,000        875,492         0.2
    OIL
  Hong Kong and China Gas Co., Ltd. ..........................   HK           450,000        724,586         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. - New-/- .......................................   KOR           17,929        600,854         0.1
    OIL
  Tenaga Nasional Bhd. .......................................   MAL           49,000        192,974          --
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          15,837,026
                                                                                        ------------
Capital Goods (2.5%)
  C & P Homes, Inc.-/- .......................................   PHIL       8,995,800      6,606,988         1.3
    CONSTRUCTION
  Hopewell Holdings ..........................................   HK         5,778,000      3,325,414         0.6
    CONSTRUCTION
  E.R.G. Ltd. ................................................   AUSL       1,742,015      2,083,843         0.4
    ELECTRICAL PLANT/EQUIPMENT
  Bandar Raya Developments Bhd. ..............................   MAL          394,000        561,704         0.1
    CONSTRUCTION
  United Engineers Ltd., Convertible Unsecured Loan Stock, 4%
   expires 5/22/99  ..........................................   MAL          522,500        292,198         0.1
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ...........................   HK             3,163          6,054          --
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          12,876,201
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 80

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                              Country      Shares        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
Consumer Durables (2.0%)
  Samsung Electronics Co.: ...................................   KOR               --             --         1.9
    CONSUMER ELECTRONICS
    common  ..................................................   --            26,517   $  4,820,030          --
    New-/- ...................................................   --            25,509      4,497,700          --
    New 2-/- .................................................   --             1,735        305,912          --
  PT Astra International - Foreign ...........................   INDO         261,600        544,046         0.1
    AUTO PARTS
                                                                                        ------------
                                                                                          10,167,688
                                                                                        ------------
Consumer Non-Durables (0.2%)
  PT Unilever Indonesia - Foreign ............................   INDO          70,414        847,804         0.2
    HOUSEHOLD PRODUCTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $372,593,224) .................                           429,147,166        83.2
                                                                                        ------------       -----

                                                                             No. of        Market        % of Net
Warrants (0.2%)                                                 Country     Warrants       Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
  Development & Commercial Bank Warrants, expire 12/28/99-/-
    ..........................................................   MAL          933,750        926,690         0.2
    BANKS-MONEY CENTER
  Henderson Investment Warrants, expire 3/31/96-/- ...........   HK           500,000          7,695          --
    INVESTMENT MANAGEMENT
  Hang Lung Development Co. Warrants, expire 10/31/97-/- .....   HK            36,500          5,476          --
    REAL ESTATE
                                                                                        ------------       -----

TOTAL WARRANTS (cost $147,877)  ..............................                               939,861         0.2
                                                                                        ------------       -----

                                                                             No. of        Market        % of Net
Rights (0.0%)                                                   Country      Rights        Value        Assets {d}
--------------------------------------------------------------  --------   ----------   ------------   -------------
  Hong Leong Bank Rights, expire 1996 (cost $0)-/- ...........   MAL              150             --          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
--------------------------------------------------------------                          ------------   -------------
  Dated December 29, 1995, with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55% collateralized by $44,195,000 U.S. Treasury Bond,
   10.4% due 11/15/12 (market value of collateral is
   $61,561,658 including accrued interest) (cost $60,355,902)
    ..........................................................                            60,355,902        11.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $433,097,003) * ......................                           490,442,929        95.1
Other Assets and Liabilities .................................                            25,101,457         4.9
                                                                                        ------------       -----

NET ASSETS ...................................................                          $515,544,386       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $515,544,386. -/- Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $433,856,100 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  71,611,486
                 Unrealized depreciation:           (15,024,657)
                                                  -------------
                 Net unrealized appreciation:     $  56,586,829
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 81

                       GT GLOBAL NEW PACIFIC GROWTH FUND

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................   11.0                                  11.0
China (CHNA/RMB) .....................    0.3                                   0.3
Hong Kong (HK/HKD) ...................   42.1                                  42.1
Indonesia (INDO/IDR) .................    0.7                                   0.7
Korea (KOR/KRW) ......................    2.1                                   2.1
Malaysia (MAL/MYR) ...................    7.2         0.2                       7.4
New Zealand (NZ/NZD) .................    0.7                                   0.7
Philippines (PHIL/PHP) ...............    2.6                                   2.6
Singapore (SING/SGD) .................    3.3                                   3.3
Thailand (THAI/THB) ..................   13.2                                  13.2
United States (US/USD) ...............                              16.6       16.6
                                        ------        ---            ---      -----
Total  ...............................   83.2         0.2           16.6      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $515,544,386.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 82

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $372,741,101)
   (Note 1).................................................     $430,087,027
  Repurchase agreement, at value and cost (Note 1)..........       60,355,902
  U.S. currency..............................     $      430
  Foreign currencies (cost $4,974,575).......      4,977,527        4,977,957
                                                  ----------
  Receivable for Fund shares sold...........................       21,263,013
  Receivable for securities sold............................        5,507,248
  Dividends and dividend withholding tax reclaims
   receivable...............................................        1,289,348
  Interest receivable.......................................              224
  Cash held as collateral for securities loaned (Note 1)....       34,303,197
                                                                 ------------
    Total assets............................................      557,783,916
                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased.......................        6,491,595
  Payable for securities purchased..........................          426,159
  Payable for investment management and administration fees
   (Note 2).................................................          422,638
  Payable for service and distribution expenses (Note 2)....          221,282
  Payable for transfer agent fees (Note 2)..................          170,333
  Payable for printing and postage expenses.................           90,329
  Payable for custodian fees (Note 1).......................           34,631
  Payable for professional fees.............................           26,606
  Payable for registration and filing fees..................           23,071
  Payable for fund accounting fees (Note 2).................           10,822
  Payable for Trustees' fees and expenses (Note 2)..........           10,076
  Other accrued expenses....................................            8,791
  Collateral for securities loaned (Note 1).................       34,303,197
                                                                 ------------
    Total liabilities.......................................       42,239,530
                                                                 ------------
Net assets..................................................     $515,544,386
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($383,721,688 DIVIDED BY 30,776,366 shares outstanding)....     $      12.47
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $12.47) *....................................     $      13.09
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($130,887,431 DIVIDED BY 10,648,765 shares outstanding)....     $      12.29
                                                                 ------------
                                                                 ------------
Advisor Class:
Net asset value, offering price per share, and redemption
 price per share
 ($935,267 DIVIDED BY 75,147 shares outstanding)............     $      12.45
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $459,455,958
  Accumulated net realized loss on investments and foreign
   currency transactions....................................       (1,261,198)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................            3,700
  Net unrealized appreciation of investments................       57,345,926
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $515,544,386
                                                                 ------------
                                                                 ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 83

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $781,653).................................................     $11,446,729
  Interest income............................................       3,456,228
                                                                  -----------
    Total investment income..................................      14,902,957
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       5,176,333
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 1,422,420
    Class B..................................       1,247,894       2,670,314
                                                  -----------
  Transfer agent fees (Note 2)...............................       1,867,170
  Custodian fees (Note 1)....................................         783,756
  Printing and postage expenses..............................         342,220
  Fund accounting fees (Note 2)..............................         131,708
  Registration and filing fees...............................         119,063
  Audit fees.................................................          30,060
  Legal fees.................................................          24,267
  Trustees' fees and expenses (Note 2).......................           5,779
                                                                  -----------
    Total expenses before reductions.........................      11,150,670
                                                                  -----------
      Expense reductions (Notes 1 & 5).......................        (285,318)
                                                                  -----------
    Total net expenses.......................................      10,865,352
                                                                  -----------
Net investment income........................................       4,037,605
                                                                  -----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........      18,316,773
  Net realized loss on foreign currency
   transactions..............................        (599,862)
                                                  -----------
    Net realized gain during the year........................      17,716,911
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign
   currencies................................           6,315
  Net change in unrealized appreciation of
   investments...............................      36,706,715
                                                  -----------
    Net unrealized appreciation during the year..............      36,713,030
                                                                  -----------
Net realized and unrealized gain on investments and foreign
 currencies..................................................      54,429,941
                                                                  -----------
Net increase in net assets resulting from operations.........     $58,467,546
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 84

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income (loss)...............      $    4,037,605         $      (28,620)
  Net realized gain on investments and
   foreign currency transactions.............          17,716,911             12,214,388
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................               6,315                 25,326
  Net change in unrealized appreciation
   (depreciation) of investments.............          36,706,715           (129,412,169)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          58,467,546           (117,201,075)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................          (2,982,780)              (202,019)
  From net realized gain on investments......         (13,196,301)           (18,250,328)
  In excess of net realized gain on
   investments...............................                  --             (2,341,796)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................            (228,209)            (5,228,855)
  From net realized gain on investments......          (4,263,749)                    --
  In excess of net realized gain on
   investments...............................                  --               (670,942)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (11,427)                    --
  From net realized gain on investments......             (35,360)                    --
                                                  -----------------      -----------------
    Total distributions......................         (20,717,826)           (26,693,940)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       3,442,682,160          1,372,467,962
  Decrease from capital shares repurchased...      (3,489,738,455)        (1,274,742,064)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (47,056,295)            97,725,898
                                                  -----------------      -----------------
Total decrease in net assets.................          (9,306,575)           (46,169,117)
Net assets:
  Beginning of year..........................         524,850,961            571,020,078
                                                  -----------------      -----------------
  End of year................................      $  515,544,386         $  524,850,961
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 85

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                            1995(D)       1994         1993         1992         1991
                                          -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    12.10   $    15.86   $    10.31   $    11.30   $    10.57
                                          -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income (loss)..........        0.11         0.02        (0.03)        0.07         0.11
  Net realized and unrealized gain
   (loss) on investments................        0.79        (3.15)        6.23        (0.97)        1.25
                                          -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) from
     investment operations..............        0.90        (3.13)        6.20        (0.90)        1.36
                                          -----------  -----------  -----------  -----------  -----------
Distributions to shareholders:
  From net investment income............       (0.10)       (0.01)        0.00        (0.06)       (0.08)
  From net realized gain on
   investments..........................       (0.43)       (0.55)       (0.65)       (0.03)       (0.55)
  In excess of net investment income....        0.00         0.00         0.00         0.00         0.00
  In excess of net realized gain on
   investments..........................        0.00        (0.07)        0.00         0.00         0.00
                                          -----------  -----------  -----------  -----------  -----------
    Total distributions.................       (0.53)       (0.63)       (0.65)       (0.09)       (0.63)
                                          -----------  -----------  -----------  -----------  -----------
Net asset value, end of period..........  $    12.47   $    12.10   $    15.86   $    10.31   $    11.30
                                          -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------
Total investment return (c).............        7.45%      (19.73)%       60.6%        (8.0)%       13.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  383,722   $  404,680   $  498,898   $  281,418   $  333,800
Ratio of net investment income (loss) to
 average net assets.....................        0.91%        0.11%        (0.3)%        0.6%         1.0%
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...        1.89%        1.81%         1.9%         2.0%         2.0%
Without expense reductions..............        1.94%         0.0%         0.0%         0.0%         0.0%
Portfolio turnover rate++++.............          63%          87%         117%          72%          85%

----------------

   + All capitals shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 86

                       GT GLOBAL NEW PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++                    ADVISOR
                                          ---------------------------------------     CLASS+++
                                                                                   --------------
                                                 YEAR ENDED         APRIL 1, 1993   JUNE 1, 1995
                                                DECEMBER 31,             TO              TO
                                          ------------------------  DECEMBER 31,    DECEMBER 31,
                                            1995(D)       1994          1993          1995(D)
                                          -----------  -----------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    11.96   $    15.79    $    11.27      $   12.89
                                          -----------  -----------  -------------      -------
Income from investment operations:
  Net investment income (loss)..........        0.03        (0.06)        (0.10)          0.09
  Net realized and unrealized gain
   (loss) on investments................        0.75        (3.15)         5.27           0.05
                                          -----------  -----------  -------------      -------
    Net increase (decrease) from
     investment operations..............        0.78        (3.21)         5.17           0.14
                                          -----------  -----------  -------------      -------
Distributions to shareholders:
  From net investment income............       (0.02)        0.00          0.00          (0.15)
  From net realized gain on
   investments..........................       (0.43)       (0.55)        (0.65)         (0.43)
  In excess of net investment income....        0.00         0.00          0.00             --
  In excess of net realized gain on
   investments..........................        0.00        (0.07)         0.00             --
                                          -----------  -----------  -------------      -------
    Total distributions.................       (0.45)       (0.62)        (0.65)         (0.58)
                                          -----------  -----------  -------------      -------
Net asset value, end of period..........  $    12.29   $    11.96    $    15.79      $   12.45
                                          -----------  -----------  -------------      -------
                                          -----------  -----------  -------------      -------
Total investment return (c).............        6.54%       (20.3)%        46.3 %(a)        1.07 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  130,887   $  120,171    $   72,122      $     935
Ratio of net investment income (loss) to
 average net assets.....................        0.26%       (0.54)%        (0.9)%(b)        1.26 %(b)
Ratio of expenses to average net assets:
With expense reductions (Notes 1 & 5)...        2.54%        2.46%          2.5 %(b)        1.54 %(b)
Without expense reductions..............        2.59%         0.0%          0.0 %         1.59 %(b)
Portfolio turnover rate++++.............          63%          87%          117 %           63 %

----------------

   + All capitals shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c)  Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 87

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global New Pacific Growth Fund ("Fund") is a separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income securities are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type. However, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                  Statement of Additional Information Page 88

                       GT GLOBAL NEW PACIFIC GROWTH FUND
between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the

                  Statement of Additional Information Page 89

                       GT GLOBAL NEW PACIFIC GROWTH FUND
contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $30,384,771 were on loan to brokers. The loans were secured by cash collateral of $34,303,197, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1995, the Fund received securities lending fees of $148,078 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets on the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

                  Statement of Additional Information Page 90

                       GT GLOBAL NEW PACIFIC GROWTH FUND

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $141,263 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $51,337 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $707,614. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $53,724 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                  Statement of Additional Information Page 91

                       GT GLOBAL NEW PACIFIC GROWTH FUND

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $293,335,057 and $409,997,442, respectively. There were no purchases or sales of U.S. government obligations during the year.

4. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                 YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31, 1995             DECEMBER 31, 1994
                                                                        -----------------------------  ----------------------------
CLASS A                                                                    SHARES         AMOUNT         SHARES         AMOUNT
                                                                        ------------  ---------------  -----------  ---------------
Shares sold...........................................................   213,508,812  $ 2,634,346,068   75,474,666  $ 1,050,741,703
Shares issued in connection with reinvestment of distributions........     1,069,849       13,241,922    1,507,455       18,168,232
                                                                        ------------  ---------------  -----------  ---------------
                                                                         214,578,661    2,647,587,990   76,982,121    1,068,909,935
Shares repurchased....................................................  (217,241,112)  (2,697,556,175) (75,002,452)  (1,047,474,403)
                                                                        ------------  ---------------  -----------  ---------------
Net increase (decrease)...............................................    (2,662,451) $   (49,968,185)   1,979,669  $    21,435,532
                                                                        ------------  ---------------  -----------  ---------------
                                                                        ------------  ---------------  -----------  ---------------


                                                                                 YEAR ENDED                     YEAR ENDED
                                                                              DECEMBER 31, 1995             DECEMBER 31, 1994
                                                                        -----------------------------  ----------------------------
CLASS B                                                                    SHARES         AMOUNT         SHARES         AMOUNT
                                                                        ------------  ---------------  -----------  ---------------
Shares sold...........................................................    64,930,186  $   788,928,928   21,680,848  $   298,469,013
Shares issued in connection with reinvestment of distributions........       307,922        3,759,320      427,074        5,089,014
                                                                        ------------  ---------------  -----------  ---------------
                                                                          65,238,108      792,688,248   22,107,922      303,558,027
Shares repurchased....................................................   (64,636,995)    (790,755,338) (16,628,905)    (227,267,661)
                                                                        ------------  ---------------  -----------  ---------------
Net increase..........................................................       601,113  $     1,932,910    5,479,017  $    76,290,366
                                                                        ------------  ---------------  -----------  ---------------
                                                                        ------------  ---------------  -----------  ---------------

                                                                                JUNE 1, 1995
                                                                          (COMMENCEMENT OF SALE OF
                                                                        SHARES) TO DECEMBER 31, 1995
                                                                        -----------------------------
ADVISOR CLASS                                                              SHARES         AMOUNT
                                                                        ------------  ---------------
Shares sold...........................................................       184,375  $     2,360,516
Shares issued in connection with reinvestment of distributions........         3,674           45,406
                                                                        ------------  ---------------
                                                                             188,049        2,405,922
Shares repurchased....................................................      (112,902)      (1,426,942)
                                                                        ------------  ---------------
Net increase..........................................................        75,147  $       978,980
                                                                        ------------  ---------------
                                                                        ------------  ---------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $137,240 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.322 per share (representing an approximate total of $12,518,000). The total amount of dividend and capital gain taxes paid by the Fund to such countries was approximately $0.0391 per share (representing an approximate total of $1,594,151).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,495,410 as capital gain dividends for the fiscal year ended December 31, 1995.

                  Statement of Additional Information Page 92

                          GT GLOBAL EUROPE GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Europe Growth Fund, one of the funds organized as a series of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the years ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Europe Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 93

                          GT GLOBAL EUROPE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (34.9%)
  Canal Plus ................................................   FR            105,100   $ 19,732,447         3.5
    BROADCASTING & PUBLISHING
  Reuters Holdings PLC  .....................................   UK          1,813,500     16,597,706         3.0
    BROADCASTING & PUBLISHING
  Elsevier N.V. .............................................   NETH        1,235,000     16,501,623         3.0
    BROADCASTING & PUBLISHING
  Wolters Kluwer CVA ........................................   NETH          168,745     15,993,688         2.9
    BROADCASTING & PUBLISHING
  Carrefour Supermarche .....................................   FR             25,780     15,664,665         2.8
    RETAILERS-FOOD
  Compass Group PLC .........................................   UK          1,773,544     13,464,726         2.4
    RESTAURANTS
  EMAP PLC  .................................................   UK          1,593,000     13,231,719         2.4
    BROADCASTING & PUBLISHING
  Verenigde Nederlandse Uitgevbedri Verigd Bezit (VNU) ......   NETH           85,000     11,691,746         2.1
    BROADCASTING & PUBLISHING
  Telecom Italia Mobile S.p.A. ..............................   ITLY        6,574,000     11,571,899         2.1
    TELEPHONE NETWORKS
  Pearson PLC ...............................................   UK          1,000,000      9,680,174         1.7
    BROADCASTING & PUBLISHING
  Tesco PLC .................................................   UK          1,981,200      9,135,482         1.6
    RETAILERS-FOOD
  British Airport Authority PLC  ............................   UK          1,155,400      8,700,029         1.6
    TRANSPORTATION - AIRLINES
  Prosegur, Compania de Seguridad S.A. - Registered .........   SPN           309,393      7,680,601         1.4
    BUSINESS & PUBLIC SERVICES
  Hornbach Holding AG Preferred .............................   GER            79,461      6,816,168         1.2
    RETAILERS-OTHER
  Granada Group PLC .........................................   UK            451,600      4,522,310         0.8
    LEISURE & TOURISM
  Dixons Group PLC ..........................................   UK            533,900      3,701,077         0.7
    RETAILERS-APPAREL
  But S.A. ..................................................   FR             66,345      3,595,751         0.6
    RETAILERS-OTHER
  Storli AS Series A ........................................   NOR           189,000      2,838,376         0.5
    TRANSPORTATION - SHIPPING
  Cortefiel S.A.  ...........................................   SPN            75,774      1,987,310         0.4
    RETAILERS-APPAREL
  Silja Oy AB "A"-/- ........................................   FIN           290,000        887,421         0.2
    TRANSPORTATION - SHIPPING
                                                                                        ------------
                                                                                         193,994,918
                                                                                        ------------
Finance (15.3%)
  Baloise Holdings Ltd. - Registered ........................   SWTZ            6,903     14,375,011         2.6
    INSURANCE - MULTI-LINE
  Cetelem Group .............................................   FR             64,400     12,104,223         2.2
    CONSUMER FINANCE
  M & G Group PLC ...........................................   UK            600,000     11,727,993         2.1
    INVESTMENT MANAGEMENT

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 94

                          GT GLOBAL EUROPE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Mercury Asset Management Group PLC ........................   UK            842,656   $ 11,375,398         2.0
    INVESTMENT MANAGEMENT
  Singer & Friedlander Group PLC  ...........................   UK          6,250,000     10,528,256         1.9
    BANKS-REGIONAL
  Barclays PLC  .............................................   UK            800,000      9,178,699         1.6
    BANKS-MONEY CENTER
  Invesco PLC ...............................................   UK          2,000,000      7,871,449         1.4
    INVESTMENT MANAGEMENT
  National Westminster Bank PLC .............................   UK            566,750      5,706,216         1.0
    BANKS-MONEY CENTER
  Banco Ambrosiano Veneto S.p.A. ............................   ITLY        1,192,000      1,535,687         0.3
    BANKS-MONEY CENTER
  UNI Storebrand AS "A"-/- ..................................   NOR           194,100      1,073,935         0.2
    INSURANCE - MULTI-LINE
                                                                                        ------------
                                                                                          85,476,867
                                                                                        ------------
Consumer Non-Durables (11.2%)
  Industrie Natuzzi S.p.A. - ADR{\/} ........................   ITLY          368,500     16,720,688         3.0
    HOUSEHOLD PRODUCTS
  B.A.T. Industries PLC .....................................   UK          1,654,000     14,572,970         2.6
    TOBACCO
  Adidas AG-/- ..............................................   GER           170,000      8,998,535         1.6
    TEXTILES & APPAREL
  Polygram ..................................................   NETH          152,200      8,096,553         1.5
    RECREATION
  Gucci Group - NY Registered Shares{\/} ....................   ITLY          146,100      5,679,638         1.0
    TEXTILES & APPAREL
  Nutricia Vereenigde Bedrijven N.V. ........................   NETH           62,600      5,073,352         0.9
    FOOD
  De Rigo S.p.A. - ADR{\/} ..................................   ITLY          152,900      3,478,475         0.6
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          62,620,211
                                                                                        ------------
Capital Goods (8.6%)
  Olivetti Group-/- .........................................   ITLY       17,750,000     14,379,180         2.6
    OFFICE EQUIPMENT
  L.M. Ericsson Telephone Co. ...............................   SWDN          699,600     13,704,212         2.5
    TELECOM EQUIPMENT
  SGS-Thomson Microelectronics N.V. - ADR-/- {\/} ...........   FR            302,380     12,170,795         2.2
    ELECTRICAL PLANT/EQUIPMENT
  Nokia AB "A" ..............................................   FIN           182,400      7,050,411         1.3
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          47,304,598
                                                                                        ------------
Health Care (8.0%)
  Ciba-Geigy AG - Registered ................................   SWTZ           19,284     16,983,306         3.0
    PHARMACEUTICALS
  Gehe AG: ..................................................   GER                --             --         3.0
    PHARMACEUTICALS
    Common  .................................................   --             26,000     13,236,627          --
    New-/- ..................................................   --              6,500      3,263,826          --
  Medeva PLC ................................................   UK          2,725,000     11,422,916         2.0
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          44,906,675
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 95

                          GT GLOBAL EUROPE GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (5.9%)
  SAP AG ....................................................   GER            60,180   $  9,338,204         1.7
    COMPUTERS & PERIPHERALS
  Austria Mikro Systeme International AG ....................   ASTRI          56,088      9,101,219         1.6
    SEMICONDUCTORS
  Group Axime-/- ............................................   FR             83,170      6,412,740         1.2
    COMPUTERS & PERIPHERALS
  Nera AS ...................................................   NOR           167,000      5,438,364         1.0
    TELECOM TECHNOLOGY
  Benefon Oy-/- .............................................   FIN            96,200      2,390,447         0.4
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                          32,680,974
                                                                                        ------------
Consumer Durables (5.5%)
  Autoliv AB ................................................   SWDN          244,750     14,309,199         2.6
    AUTO PARTS
  Hoganas AB "B"  ...........................................   SWDN          419,900     12,274,633         2.2
    AUTO PARTS
  Moulinex-/-  ..............................................   FR            171,800      2,354,147         0.4
    APPLIANCES & HOUSEHOLD
  Bertrand Faure S.A. .......................................   FR             72,713      1,858,907         0.3
    AUTO PARTS
                                                                                        ------------
                                                                                          30,796,886
                                                                                        ------------
Materials/Basic Industry (4.9%)
  Pilkington PLC: ...........................................   UK                 --             --         2.4
    BUILDING MATERIALS & COMPONENTS
    Common  .................................................   --          3,305,700     10,367,201          --
    New .....................................................   --            826,425      2,591,800          --
  Groupe Poliet .............................................   FR            106,200      8,640,221         1.5
    BUILDING MATERIALS & COMPONENTS
  Svedala Industri "AB" - Free ..............................   SWDN          112,800      2,906,472         0.5
    BUILDING MATERIALS & COMPONENTS
  Construcciones y Auxiliar de Ferrocarriles S.A.  ..........   SPN            73,300      2,599,505         0.5
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          27,105,199
                                                                                        ------------
Multi Industry/Miscellaneous (1.4%)
  Assystem-/- ...............................................   FR            109,810      7,997,411         1.4
    MULTI-INDUSTRY
                                                                                        ------------
TOTAL EQUITY INVESTMENTS (cost $467,934,875) ................                            532,883,739        95.7
                                                                                        ------------       -----

                                                                            Number
                                                                              of           Market        % of Net
Options (1.6%)                                                 Currency    Contracts       Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Italian Government Bond Call Option, strike 95.48, expires
   8/16/96 (cost $6,292,936)  ...............................   ITL         2,820,000      8,967,066         1.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $474,227,811) * .....................                            541,850,805        97.3
Other Assets and Liabilities ................................                             15,266,328         2.7
                                                                                        ------------       -----

NET ASSETS ..................................................                           $557,117,133       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d} Percentages indicated are based on net assets of $557,117,133. {\/} U.S. currency denominated.
        -/-  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 96

                          GT GLOBAL EUROPE GROWTH FUND

          * For Federal income tax purposes, cost is $476,575,883 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  91,445,368
                 Unrealized depreciation:           (26,170,446)
                                                  -------------
                 Net unrealized appreciation:     $  65,274,922
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                           Percentage of Net Assets {d}
                                        -----------------------------------
                                                  Short-Term
Country(Country Code/Currency Code)     Equity      & Other        Total
--------------------------------------  ------   -------------   ----------
Austria (ASTRI/ATS) ..................    1.6                           1.6
Finland (FIN/FIM) ....................    1.9                           1.9
France (FR/FRF) ......................   16.1                          16.1
Germany (GER/DEM) ....................    7.5                           7.5
Italy (ITLY/ITL) .....................    9.6         1.6              11.2
Netherlands (NETH/NLG) ...............   10.4                          10.4
Norway (NOR/NOK) .....................    1.7                           1.7
Spain (SPN/ESP) ......................    2.3                           2.3
Sweden (SWDN/SEK) ....................    7.8                           7.8
Switzerland (SWTZ/CHF) ...............    5.6                           5.6
United Kingdom (UK/GBP) ..............   31.2                          31.2
Other ................................                2.7               2.7
                                        ------        ---             -----
Total  ...............................   95.7         4.3             100.0
                                        ------        ---             -----
                                        ------        ---             -----

----------------
{d}  Percentages indicated are based on net assets of $557,117,133.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                 Market Value                          Unrealized
                                                                                     (U.S.      Contract   Delivery   Appreciation
Contracts to Sell:                                                                 Dollars)       Price      Date     (Depreciation)
-------------------------------------------------------------------------------  -------------  ---------  ---------  -------------
French Francs..................................................................     1,821,779     4.91125   02/06/96   $    (9,613)
French Francs..................................................................    27,749,739     4.88280   02/16/96        10,338
German Deutsche Marks..........................................................     8,948,223     1.42738   02/29/96        12,250
German Deutsche Marks..........................................................     9,584,884     1.42738   02/29/96        13,120
Netherland Guilders............................................................    18,185,097     1.58000   02/15/96       194,650
                                                                                 -------------                        -------------
  Total Contracts to Sell (Payable amount $66,068,977).........................    66,289,722                              220,745
                                                                                 -------------                        -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 11.90%

  Total Open Forward Foreign Currency Contracts................................                                        $   220,745
                                                                                                                      -------------
                                                                                                                      -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 97

                          GT GLOBAL EUROPE GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $474,227,811) (Note 1)...........................     $ 541,850,805
  Receivable for Fund shares sold...................        17,989,829
  Receivable for securities sold....................         8,702,672
  Dividends and dividend withholding tax reclaims
   receivable.......................................         2,180,254
  Receivable for open forward foreign currency
   contracts (Note 1)...............................           220,745
  Cash held as collateral for securities loaned
   (Note 1).........................................        14,090,397
                                                         -------------
    Total assets....................................       585,034,702
                                                         -------------
Liabilities:
  Due to custodian..................................         5,483,690
  Payable for Fund shares repurchased...............         4,899,387
  Payable for securities purchased..................         2,339,273
  Payable for investment management and
   administration fees (Note 2).....................           450,920
  Payable for service and distribution expenses
   (Note 2).........................................           206,038
  Payable for printing and postage expenses.........           178,273
  Payable for transfer agent fees (Note 2)..........           176,652
  Payable for professional fees.....................            32,619
  Payable for custodian fees (Note 1)...............            26,203
  Payable for registration and filing fees..........            13,005
  Payable for fund accounting fees (Note 2).........            11,818
  Payable for Trustees' fees and expenses (Note
   2)...............................................             3,764
  Other accrued expenses............................             5,530
  Collateral for securities loaned (Note 1).........        14,090,397
                                                         -------------
    Total liabilities...............................        27,917,569
                                                         -------------
Net assets..........................................     $ 557,117,133
                                                         -------------
                                                         -------------
Class A:
Net asset value and redemption price per share
 ($483,374,580 DIVIDED BY 44,432,429 shares
 outstanding).......................................     $       10.88
                                                         -------------
                                                         -------------
Maximum offering price per share
 (100/95.25 of $10.88) *............................     $       11.42
                                                         -------------
                                                         -------------
Class B:+
Net asset value and offering price per share
 ($73,024,567 DIVIDED BY 6,752,818 shares
 outstanding).......................................     $       10.81
                                                         -------------
                                                         -------------
Advisor Class:
Net asset value, offering price per share, and
 redemption price per share
 ($717,986 DIVIDED BY 66,156 shares outstanding)....     $       10.85
                                                         -------------
                                                         -------------
Net assets consist of:
  Paid in capital (Note 4)..........................     $ 671,459,517
  Undistributed net investment income...............           285,680
  Accumulated net realized loss on investments and
   foreign currency transactions....................      (182,501,560)
  Net unrealized appreciation on translation of
   assets and liabilities in foreign currencies.....           250,502
  Net unrealized appreciation of investments........        67,622,994
                                                         -------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $ 557,117,133
                                                         -------------
                                                         -------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 98

                          GT GLOBAL EUROPE GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $2,103,218)................................................     $13,275,187
  Interest income.............................................         748,304
                                                                   -----------
    Total investment income...................................      14,023,491
                                                                   -----------
Expenses:
  Investment management and administration fees (Note 2)......       6,161,265
  Transfer agent fees (Note 2)................................       2,415,470
  Service and distribution expenses: (Note 2)
    Class A..................................     $  1,952,376
    Class B..................................          771,586       2,723,962
                                                  ------------
  Custodian fees (Note 1).....................................         523,522
  Fund accounting fees (Note 2)...............................         159,169
  Printing and postage expenses...............................         334,627
  Audit fees..................................................          51,625
  Legal fees..................................................          28,348
  Registration and filing fees................................          70,375
  Trustees' fees and expenses (Note 2)........................          26,289
  Insurance expenses..........................................           1,298
  Other expenses..............................................          10,001
                                                                   -----------
    Total expenses before reductions..........................      12,505,951
                                                                   -----------
      Expense reductions (Notes 1 & 5)........................        (391,842)
                                                                   -----------
    Total net expenses........................................      12,114,109
                                                                   -----------
Net investment income.........................................       1,909,382
                                                                   -----------
Net realized and unrealized gain on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........       66,927,280
  Net realized loss on foreign currency
   transactions..............................      (40,617,970)
                                                  ------------
    Net realized gain during the year.........................      26,309,310
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................         (158,136)
  Net change in unrealized appreciation of
   investments...............................       32,353,329
                                                  ------------
    Net unrealized appreciation during the year...............      32,195,193
                                                                   -----------
Net realized and unrealized gain on investments and foreign
 currencies...................................................      58,504,503
                                                                   -----------
Net increase in net assets resulting from operations..........     $60,413,885
                                                                   -----------
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 99

                          GT GLOBAL EUROPE GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Decrease in net assets
Operations:
  Net investment income......................      $    1,909,382         $    4,829,645
  Net realized gain on investments and
   foreign currency transactions.............          26,309,310             45,153,682
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................            (158,136)            (6,292,249)
  Net change in unrealized appreciation
   (depreciation) of investments.............          32,353,329            (91,044,462)
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............          60,413,885            (47,353,384)
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................          (4,239,316)            (3,125,751)
  From net realized gain on investments......          (1,762,043)                    --
  In excess of net investment income.........                  --             (8,333,619)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................            (173,659)                    --
  From net realized gain on investments......            (269,455)                    --
  In excess of net investment income.........                  --             (1,040,571)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................              (9,151)                    --
  From net realized gain on investments......              (2,596)                    --
                                                  -----------------      -----------------
    Total distributions......................          (6,456,220)           (12,499,941)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,608,239,408          1,287,884,918
  Decrease from capital shares repurchased...      (1,832,994,490)        (1,388,865,472)
                                                  -----------------      -----------------
    Net decrease from capital share
     transactions............................        (224,755,082)          (100,980,554)
                                                  -----------------      -----------------
Total decrease in net assets.................        (170,797,417)          (160,833,879)
Net assets:
  Beginning of year..........................         727,914,550            888,748,429
                                                  -----------------      -----------------
  End of year................................      $  557,117,133         $  727,914,550
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 100

                          GT GLOBAL EUROPE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS A+
                                          ----------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                           1995 (A)     1994 (A)     1993 (A)     1992 (A)        1991
                                          -----------  -----------  -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    10.03   $    10.84   $     8.51   $     9.59   $      9.33
                                          -----------  -----------  -----------  -----------  ------------
Income from investment operations:
  Net investment income.................        0.04         0.06         0.05         0.11**        0.21
  Net realized and unrealized gain
   (loss) on investments................        0.95        (0.69)        2.36        (1.19)         0.19
                                          -----------  -----------  -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............        0.99        (0.63)        2.41        (1.08)         0.40
                                          -----------  -----------  -----------  -----------  ------------
Distributions to shareholders:
  From net investment income............       (0.10)       (0.05)       (0.06)        0.00         (0.14)
  From net realized gain on
   investments..........................       (0.04)        0.00         0.00         0.00          0.00
  In excess of net investment income....        0.00         0.00        (0.02)        0.00          0.00
  In excess of net realized gain on
   investments..........................        0.00        (0.13)        0.00         0.00          0.00
                                          -----------  -----------  -----------  -----------  ------------
    Total distributions.................       (0.14)       (0.18)       (0.08)        0.00         (0.14)
                                          -----------  -----------  -----------  -----------  ------------
Net asset value, end of period..........  $    10.88   $    10.03   $    10.84   $     8.51   $      9.59
                                          -----------  -----------  -----------  -----------  ------------
                                          -----------  -----------  -----------  -----------  ------------
Total investment return(d)..............        9.86%        (5.8)%       28.3%       (11.3)%         4.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  483,375   $  646,313   $  854,701   $  781,607   $ 1,211,709
Ratio of net investment income (loss) to
 average net assets.....................        0.38%        0.61%         0.6%         1.2%**         1.7%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.83%        1.73%         1.9%         2.0%**         1.8%
  Without expense reductions............        1.89%        1.81%          --%*         --%*          --%*
Portfolio turnover rate++++.............         108%          91%          67%          65%           55%

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2% (See Note 2).
(a) Calculated based upon weighted average shares outstanding during the period.
(b)  Annualized.
(c)  Not Annualized.
(d)  Total Investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 101

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS B++                   ADVISOR
                                          -------------------------------------     CLASS+++
                                                                                 --------------
                                           YEAR ENDED DECEMBER    APRIL 1, 1993   JUNE 1, 1995
                                                   31,                 TO              TO
                                          ----------------------  DECEMBER 31,    DECEMBER 31,
                                           1995 (A)    1994 (A)     1993 (A)        1995 (A)
                                          ----------  ----------  -------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.97   $   10.79    $     9.02      $   10.24
                                          ----------  ----------  -------------      -------
Income from investment operations:
  Net investment income.................      (0.03)       0.00          0.00           0.08
  Net realized and unrealized gain
   (loss) on investments................       0.94       (0.69)         1.85           0.71
                                          ----------  ----------  -------------      -------
    Net increase (decrease) from
     investment operations..............       0.91       (0.69)         1.85           0.79
                                          ----------  ----------  -------------      -------
Distributions to shareholders:
  From net investment income............      (0.03)       0.00         (0.06)         (0.14)
  From net realized gain on
   investments..........................      (0.04)       0.00          0.00          (0.04)
  In excess of net investment income....       0.00        0.00         (0.02)          0.00
  In excess of net realized gain on
   investments..........................       0.00       (0.13)         0.00           0.00
                                          ----------  ----------  -------------      -------
    Total distributions.................      (0.07)      (0.13)        (0.08)         (0.18)
                                          ----------  ----------  -------------      -------
Net asset value, end of period..........  $   10.81   $    9.97    $    10.79      $   10.85
                                          ----------  ----------  -------------      -------
                                          ----------  ----------  -------------      -------
Total investment return(d)..............       9.20%      (6.38)%        20.5 %(c)        7.75 %(c)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  73,025   $  81,602    $   34,048      $     718
Ratio of net investment income (loss) to
 average net assets.....................      (0.27)%     (0.04)%        (0.1)%(b)        0.73 %(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.48%       2.38%          2.6 %(b)        1.48 %(b)
  Without expense reductions............       2.54%       2.46%           -- %*        1.54 %(b)
Portfolio turnover rate++++.............        108%         91%           67 %          108 %

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 * * Includes reimbursement by LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2% (See Note 2).
(a) Calculated based upon weighted average shares outstanding during the period.
(b)  Annualized.
(c)  Not Annualized.
(d)  Total Investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 102

                          GT GLOBAL EUROPE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Europe Growth Fund ("Fund") is a separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates from management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                  Statement of Additional Information Page 103

                          GT GLOBAL EUROPE GROWTH FUND
between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the

                  Statement of Additional Information Page 104

                          GT GLOBAL EUROPE GROWTH FUND
contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less than advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, securities with an aggregate value of $13,284,677 were on loan to brokers. The loans were secured by cash collateral of $14,090,397, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1995, the Fund earned securities lending fees of $212,235 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $180,151,215 of which $22,772,831 expires in 1999, $152,895,949 expires in 2000, and $4,482,435 expires in 2001.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT at the following annualized rates of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's

                  Statement of Additional Information Page 105

                          GT GLOBAL EUROPE GROWTH FUND
expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $51,964 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $23,179 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $487,140. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.
Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual rate of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $62,660 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                  Statement of Additional Information Page 106

                          GT GLOBAL EUROPE GROWTH FUND

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $658,547,113 and $920,403,071, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4.  CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                               YEAR ENDED                     YEAR ENDED
                                                                            DECEMBER 31, 1995              DECEMBER 31, 1994
                                                                      -----------------------------  -----------------------------
CLASS A                                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
Shares sold.........................................................   148,571,806  $ 1,551,431,041   109,168,643  $ 1,160,153,253
Shares issued in connection with reinvestment of distributions......       415,180        4,458,262       874,425        8,526,677
                                                                      ------------  ---------------  ------------  ---------------
                                                                       148,986,986    1,555,889,303   110,043,068    1,168,679,930
Shares repurchased..................................................  (169,021,976)  (1,766,588,469) (124,431,789)  (1,325,037,548)
                                                                      ------------  ---------------  ------------  ---------------
Net decrease........................................................   (20,034,990) $  (210,699,166)  (14,388,721) $  (156,357,618)
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------


                                                                               YEAR ENDED                     YEAR ENDED
                                                                            DECEMBER 31, 1995              DECEMBER 31, 1994
                                                                      -----------------------------  -----------------------------
CLASS B                                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                                                      ------------  ---------------  ------------  ---------------
Shares sold.........................................................     4,792,541  $    50,660,689    10,710,316  $   118,315,558
Shares issued in connection with reinvestment of distributions......        35,327          377,127        91,703          889,430
                                                                      ------------  ---------------  ------------  ---------------
                                                                         4,827,868       51,037,816    10,802,019      119,204,988
Shares repurchased..................................................    (6,262,885)     (65,780,212)   (5,769,922)     (63,827,924)
                                                                      ------------  ---------------  ------------  ---------------
Net increase (decrease).............................................    (1,435,017) $   (14,742,396)    5,032,097  $    55,377,064
                                                                      ------------  ---------------  ------------  ---------------
                                                                      ------------  ---------------  ------------  ---------------

                                                                              JUNE 1, 1995
                                                                            (COMMENCEMENT OF
                                                                             SALE OF SHARES)
                                                                          TO DECEMBER 31, 1995
                                                                      -----------------------------
ADVISOR CLASS                                                            SHARES         AMOUNT
                                                                      ------------  ---------------
Shares sold.........................................................       122,102  $     1,300,674
Shares issued in connection with reinvestment of distributions......         1,098           11,615
                                                                      ------------  ---------------
                                                                           123,200        1,312,289
Shares repurchased..................................................       (57,044)        (625,809)
                                                                      ------------  ---------------
Net increase........................................................        66,156  $       686,480
                                                                      ------------  ---------------
                                                                      ------------  ---------------

5.  EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $179,607 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
For its fiscal year ended December 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.305 per share (representing an approximate total of $15,459,700). The total amount of taxes paid by the Fund to such countries was approximately $0.0415 per share (representing an approximate total of $2,103,218).

                  Statement of Additional Information Page 107

                         GT GLOBAL AMERICA GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global America Growth Fund, one of the funds organized as a series of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global America Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 108

                         GT GLOBAL AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Technology (31.6%)
  Integrated Device Technology, Inc.-/- ..............................    1,794,000  $ 23,097,750        3.1
    SEMICONDUCTORS
  LAM Research Corp.-/- ..............................................      480,400    21,978,300        3.0
    SEMICONDUCTORS
  Applied Materials, Inc.-/- .........................................      556,100    21,896,438        2.9
    SEMICONDUCTORS
  National Semiconductor Corp.-/-  ...................................      976,700    21,731,575        2.9
    SEMICONDUCTORS
  Komag, Inc.-/- .....................................................      439,300    20,262,713        2.7
    COMPUTERS & PERIPHERALS
  Micron Technology, Inc. ............................................      500,200    19,820,425        2.7
    SEMICONDUCTORS
  Read-Rite Corp.-/- .................................................      827,500    19,239,375        2.6
    COMPUTERS & PERIPHERALS
  BMC Software, Inc.-/- ..............................................      353,600    15,116,400        2.0
    SOFTWARE
  Cirrus Logic, Inc.-/- ..............................................      727,600    14,370,100        1.9
    SEMICONDUCTORS
  Seagate Technology-/-  .............................................      284,400    13,509,000        1.8
    COMPUTERS & PERIPHERALS
  Excalibur Technologies Corp.-/- ....................................      316,900    11,566,850        1.6
    SOFTWARE
  Compuware Corp. ....................................................      524,600     9,705,100        1.3
    SOFTWARE
  Dallas Semiconductor Corp.-/- ......................................      443,100     9,194,325        1.2
    SEMICONDUCTORS
  Conner Peripherals, Inc.-/- ........................................      342,500     7,192,500        1.0
    COMPUTERS & PERIPHERALS
  Quantum Corp.-/-  ..................................................      244,400     3,940,950        0.5
    COMPUTERS & PERIPHERALS
  MEMC Electronic Materials, Inc.-/- .................................       90,100     2,939,513        0.4
    SEMICONDUCTORS
                                                                                     ------------
                                                                                      235,561,314
                                                                                     ------------
Services (15.3%)
  Michaels Stores, Inc.{::} -/- ......................................    1,685,400    23,174,250        3.1
    RETAILERS-OTHER
  AnnTaylor Stores, Inc.{::} -/-  ....................................    1,689,100    17,313,275        2.3
    RETAILERS-APPAREL
  Sports Authority, Inc.-/- ..........................................      794,800    16,194,050        2.2
    LEISURE & TOURISM
  United Video Satellite Group, Inc. "A"-/- ..........................      513,200    13,856,400        1.9
    CABLE TELEVISION
  Kelly Services, Inc. 'A' ...........................................      445,100    12,351,525        1.7
    CONSUMER SERVICES
  Younkers, Inc.{::} -/- .............................................      482,200    12,235,825        1.6
    RETAILERS-APPAREL
  Proffitt's, Inc.-/- ................................................      267,500     7,021,875        0.9
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 109

                         GT GLOBAL AMERICA GROWTH FUND

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Services (Continued)
  Rio Hotel and Casino, Inc.-/-  .....................................      430,100  $  5,107,438        0.7
    LEISURE & TOURISM
  Friedman's, Inc. "A"-/- ............................................      248,300     4,779,775        0.6
    RETAILERS-OTHER
  Buckles, Inc.-/- ...................................................      114,700     2,035,925        0.3
    RETAILERS-APPAREL
                                                                                     ------------
                                                                                      114,070,338
                                                                                     ------------
Finance (13.3%)
  RFS Hotel Investors, Inc.  .........................................    1,070,000    16,451,250        2.2
    REAL ESTATE INVESTMENT TRUST
  KeyCorp  ...........................................................      414,000    15,007,500        2.0
    BANKS-REGIONAL
  H&R Block, Inc. ....................................................      365,800    14,814,900        2.0
    CONSUMER FINANCE
  Equity Inns, Inc.{::} ..............................................    1,176,900    13,534,350        1.8
    REAL ESTATE INVESTMENT TRUST
  Signet Banking Corp.  ..............................................      497,700    11,820,375        1.6
    BANKS-REGIONAL
  Leader Financial Corp. .............................................      314,800    11,765,650        1.6
    SAVINGS&LOANS
  ADVANTA Corp. "B" ..................................................      229,700     8,355,338        1.1
    CONSUMER FINANCE
  Mid-America Apartment Communities, Inc. ............................      180,900     4,477,275        0.6
    REAL ESTATE
  Trans Financial, Inc. ..............................................      178,433     3,189,490        0.4
    BANKS-REGIONAL
                                                                                     ------------
                                                                                       99,416,128
                                                                                     ------------
Health Care (6.2%)
  Coventry Corp.-/- ..................................................    1,103,700    22,763,809        3.1
    HEALTH CARE SERVICES
  Health Systems International, Inc. "A"-/- ..........................      490,500    15,757,313        2.1
    HEALTH CARE SERVICES
  Abaxis, Inc.{::} -/- ...............................................      752,800     5,269,600        0.7
    MEDICAL TECHNOLOGY & SUPPLIES
  GranCare, Inc.-/- ..................................................      168,300     2,440,350        0.3
    HEALTH CARE SERVICES
                                                                                     ------------
                                                                                       46,231,072
                                                                                     ------------
Consumer Non-Durables (3.7%)
  V F Corp. ..........................................................      240,400    12,681,100        1.7
    TEXTILES & APPAREL
  Haggar Corp.{::}  ..................................................      587,400    10,573,200        1.4
    TEXTILES & APPAREL
  Varsity Spirit Corp.{::} ...........................................      342,150     4,790,100        0.6
    TEXTILES & APPAREL
                                                                                     ------------
                                                                                       28,044,400
                                                                                     ------------
Consumer Durables (3.3%)
  Eaton Corp. ........................................................      303,000    16,248,375        2.2
    AUTO PARTS
  Syratech Corp.-/- ..................................................      244,100     4,912,513        0.7
    APPLIANCES & HOUSEHOLD

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 110

                         GT GLOBAL AMERICA GROWTH FUND

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Consumer Durables (Continued)
  Lifetime Hoan Corp.-/- .............................................      352,008  $  3,256,071        0.4
    APPLIANCES & HOUSEHOLD
                                                                                     ------------
                                                                                       24,416,959
                                                                                     ------------
Materials/Basic Industry (1.4%)
  Georgia Gulf Corp. .................................................      341,800    10,510,350        1.4
    CHEMICALS
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $546,043,444) .........................                558,250,561       74.8
                                                                                     ------------      -----

                                                                                        Market       % of Net
Repurchase Agreements                                                                   Value       Assets {d}
----------------------------------------------------------------------               ------------  -------------
  Dated December 29, 1995, with Merrill Lynch, due January 2, 1996, for an effective yield of 5.6%, collateralized by $165,610,000 U.S.
   Treasury Notes, 5.625% due 10/31/97 (market value of collateral is
   $168,387,892, including accrued interest). (cost $165,077,000)  ...                165,077,000       22.1
  Dated December 29, 1995, with State Street Bank and Trust Company, due January 2, 1996, for an effective yield of 5.55%,
   collateralized by $24,955,000 U.S. Treasury Bonds, 10.375% due
   11/15/12 (market value of collateral is $34,746,973, including accrued interest).
   (cost $34,076,753)  ...............................................                 34,076,753        4.6
                                                                                     ------------      -----

TOTAL REPURCHASE AGREEMENTS (cost $199,153,753) ......................                199,153,753       26.7
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $745,197,197) * ..............................                757,404,314      101.5
Other Assets and Liabilities .........................................                (11,283,985)      (1.5)
                                                                                     ------------      -----

NET ASSETS ...........................................................               $746,120,329      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

----------------

        {d} Percentages indicated are based on net assets of $746,120,329. -/- Non-income producing security.
       {::}  See Note 5 of Notes to Financial Statements.
          * For Federal income tax purposes, cost is $749,127,499 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  58,714,839
                 Unrealized depreciation:           (50,438,024)
                                                  -------------
                 Net unrealized appreciation:     $   8,276,815
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 111

                         GT GLOBAL AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost
   $546,043,444) (Note 1)...........................     $558,250,561
  Repurchase agreements, at value and cost (Note
   1)...............................................      199,153,753
  U.S. currency.....................................              123
  Receivable for Fund shares sold...................       21,773,350
  Receivable for securities sold....................        1,766,832
  Dividends receivable..............................          522,624
                                                         ------------
    Total assets....................................      781,467,243
                                                         ------------
Liabilities:
  Payable for securities purchased..................       26,307,035
  Payable for Fund shares repurchased...............        7,812,078
  Payable for investment management and
   administration fees (Note 2).....................          468,346
  Payable for service and distribution expenses
   (Note 2).........................................          425,681
  Payable for transfer agent fees (Note 2)..........          147,865
  Payable for printing and postage expenses.........          112,702
  Payable for professional fees.....................           20,555
  Payable for fund accounting fees (Note 2).........           16,300
  Payable for registration and filing fees..........           14,336
  Payable for custodian fees........................            8,037
  Payable for Trustees' fees and expenses (Note
   2)...............................................            5,243
  Other accrued expenses............................            8,736
                                                         ------------
    Total liabilities...............................       35,346,914
                                                         ------------
Net assets..........................................     $746,120,329
                                                         ------------
                                                         ------------
Class A:
Net asset value and redemption price per share
 ($396,290,863 DIVIDED BY 20,781,443 shares
 outstanding).......................................     $      19.07
                                                         ------------
                                                         ------------
Maximum offering price per share
 (100/95.25 of $19.07) *............................     $      20.02
                                                         ------------
                                                         ------------
Class B:+
Net asset value and offering price per share
 ($348,435,445 DIVIDED BY 18,559,541 shares
 outstanding).......................................     $      18.77
                                                         ------------
                                                         ------------
Advisor Class:
Net asset value, offering price per share, and
 redemption price per share
 ($1,394,021 DIVIDED BY 73,175 shares
 outstanding).......................................     $      19.05
                                                         ------------
                                                         ------------
Net assets consist of:
  Paid in capital (Note 4)..........................     $725,868,107
  Undistributed net investment income...............          258,896
  Accumulated net realized gain on investments......        7,786,209
  Net unrealized appreciation of investments........       12,207,117
                                                         ------------
Total -- representing net assets applicable to
 capital shares outstanding.........................     $746,120,329
                                                         ------------
                                                         ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 112

                         GT GLOBAL AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................     $12,335,951
  Dividend income............................................       4,255,693
                                                                  -----------
    Total investment income..................................      16,591,644
                                                                  -----------
Expenses:
  Investment management and administration fees (Note 2).....       4,425,913
  Service and distribution expenses: (Note 2)
    Class A..................................     $ 1,259,234
    Class B..................................       2,547,904       3,807,138
                                                  -----------
  Transfer agent fees (Note 2)...............................       1,666,500
  Printing and postage expenses..............................         288,000
  Fund accounting fees (Note 2)..............................         158,181
  Registration and filing fees...............................         130,450
  Audit fees.................................................          45,500
  Legal fees.................................................          32,600
  Custodian fees.............................................          31,762
  Trustees' fees and expenses (Note 2).......................          24,075
                                                                  -----------
  Total expenses.............................................      10,610,119
                                                                  -----------
Net investment income........................................       5,981,525
                                                                  -----------
Net realized and unrealized gain (loss) on
investments: (Note 1)
  Net realized gain on investments...........................      93,317,375
  Net change in unrealized appreciation of investments.......      (4,611,894)
                                                                  -----------
Net realized and unrealized gain on investments..............      88,705,481
                                                                  -----------
Net increase in net assets resulting from operations.........     $94,687,006
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 113

                         GT GLOBAL AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................      $    5,981,525          $     216,804
  Net realized gain on investments...........          93,317,375             24,664,201
  Net change in unrealized appreciation
   (depreciation) of investments.............          (4,611,894)             1,064,481
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................          94,687,006             25,945,486
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................          (3,774,599)              (177,363)
  From net realized gain on investments......         (46,598,539)           (18,246,884)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................          (1,969,042)                    --
  From net realized gain on investments......         (41,818,697)            (7,094,970)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................             (18,429)                    --
  From net realized gain on investments......            (170,545)                    --
                                                  -----------------      -----------------
    Total distributions......................         (94,349,851)           (25,519,217)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,840,086,218            842,423,864
  Decrease from capital shares repurchased...      (1,371,300,487)          (684,302,549)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................         468,785,731            158,121,315
                                                  -----------------      -----------------
Total increase in net assets.................         469,122,886            158,547,584
Net assets:
  Beginning of year..........................         276,997,443            118,449,859
                                                  -----------------      -----------------
  End of year................................      $  746,120,329          $ 276,997,443
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 114

                         GT GLOBAL AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                     CLASS A+
                                          --------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             1995       1994 (C)       1993         1992         1991
                                          -----------  -----------  -----------  -----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.69   $    17.17   $    17.12   $    14.13   $   11.89
                                          -----------  -----------  -----------  -----------  ----------
Income from investment operations:
  Net investment income (loss)..........        0.24         0.04        (0.21)       (0.11)       0.01
  Net realized and unrealized gain
   (loss) on investments................        3.93         2.55         1.56         4.54        2.28
                                          -----------  -----------  -----------  -----------  ----------
    Net increase (decrease) from
     investment operations..............        4.17         2.59         1.35         4.43        2.29
                                          -----------  -----------  -----------  -----------  ----------
Distributions to shareholders:
  From net investment income............       (0.21)       (0.02)        0.00         0.00       (0.01)
  From net realized gain on
   investments..........................       (2.58)       (2.05)       (1.30)       (1.44)      (0.04)
                                          -----------  -----------  -----------  -----------  ----------
    Total distributions.................       (2.79)       (2.07)       (1.30)       (1.44)      (0.05)
                                          -----------  -----------  -----------  -----------  ----------
Net asset value, end of period..........  $    19.07   $    17.69   $    17.17   $    17.12   $   14.13
                                          -----------  -----------  -----------  -----------  ----------
                                          -----------  -----------  -----------  -----------  ----------
Total investment return (d).............       23.23%       15.69%         8.3%        31.7%       19.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  396,291   $  196,937   $  116,468   $  166,712   $  88,041
Ratio of net investment income (loss) to
 average net assets.....................        1.24%        0.17%        (0.7)%       (1.1)%       0.0%
Ratio of expenses to average net
 assets.................................        1.46%        1.58%         1.6%         1.8%        1.7%
Portfolio turnover rate++++.............          71%         102%          92%         114%        156%

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c) These selected per share data were calculated based upon weighted average shares outstanding during the year.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 115

                         GT GLOBAL AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++                    ADVISOR
                                          ---------------------------------------     CLASS+++
                                                                                   --------------
                                          YEAR ENDED DECEMBER 31,  APRIL 1, 1993    JUNE 1, 1995
                                                                         TO              TO
                                          -----------------------   DECEMBER 31,    DECEMBER 31,
                                             1995       1994 (C)        1993            1995
                                          -----------  ----------  --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    17.50   $   17.09     $   15.90       $   20.61
                                          -----------  ----------      -------         -------
Income from investment operations:
  Net investment income (loss)..........        0.10       (0.09)        (0.29)           0.21
  Net realized and unrealized gain
   (loss) on investments................        3.87        2.55          2.78            1.09
                                          -----------  ----------      -------         -------
    Net increase (decrease) from
     investment operations..............        3.97        2.46          2.49            1.30
                                          -----------  ----------      -------         -------
Distributions to shareholders:
  From net investment income............       (0.12)       0.00          0.00           (0.28)
  From net realized gain on
   investments..........................       (2.58)      (2.05)        (1.30)          (2.58)
                                          -----------  ----------      -------         -------
    Total distributions.................       (2.70)      (2.05)        (1.30)          (2.86)
                                          -----------  ----------      -------         -------
Net asset value, end of period..........  $    18.77   $   17.50     $   17.09       $   19.05
                                          -----------  ----------      -------         -------
                                          -----------  ----------      -------         -------
Total investment return (d).............       22.42%      15.06%         16.1 %(a)        6.01 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  348,435   $  80,060     $   1,982       $   1,394
Ratio of net investment income (loss) to
 average net assets.....................        0.59%      (0.48)%        (1.3)%(b)        1.59 %(b)
Ratio of expenses to average net
 assets.................................        2.11%       2.23%          2.2 %(b)        1.11 %(b)
Portfolio turnover rate++++.............          71%        102%           92 %            71 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a)  Not annualized.
 (b)  Annualized.
 (c) These selected per share data were calculated based upon weighted average shares outstanding during the year.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 116

                         GT GLOBAL AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global America Growth Fund ("Fund"), is a separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly know as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

(B)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(C)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high

                  Statement of Additional Information Page 117

                         GT GLOBAL AMERICA GROWTH FUND
grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(D)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.

(E) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(F)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(G)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(H)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(I)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT at the following annualized rates of 0.725% on the first $500 million of average daily net assets on the Fund; 0.70% on the

                  Statement of Additional Information Page 118

                         GT GLOBAL AMERICA GROWTH FUND
next $500 million; 0.675% on the next $500 million and 0.65% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $336,010 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $3,160 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1995, GT Global collected CDSCs in the amount of $922,703. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the year ended December 31, 1995, the Fund paid fund accounting fees of $79,918 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or

                  Statement of Additional Information Page 119

                         GT GLOBAL AMERICA GROWTH FUND
GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $580,930,689 and $288,889,658, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4.  CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                          ----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
CLASS A
Shares sold.............................................................   64,255,259  $ 1,354,329,879   37,768,865  $ 699,605,033
Shares issued in connection with reinvestment of distributions..........    2,163,720       42,170,721      902,149     15,125,347
                                                                          -----------  ---------------  -----------  -------------
                                                                           66,418,979    1,396,500,600   38,671,014    714,730,380
Shares repurchased......................................................  (56,768,364)  (1,210,272,338) (34,322,058)  (638,933,258)
                                                                          -----------  ---------------  -----------  -------------
Net increase............................................................    9,650,615  $   186,228,262    4,348,956  $  75,797,122
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------

                                                                                   YEAR ENDED                   YEAR ENDED
                                                                               DECEMBER 31, 1995            DECEMBER 31, 1994
                                                                          ----------------------------  --------------------------
                                                                            SHARES         AMOUNT         SHARES        AMOUNT
                                                                          -----------  ---------------  -----------  -------------
CLASS B
Shares sold.............................................................   19,673,669  $   406,685,987    6,565,639  $ 121,728,093
Shares issued in connection with reinvestment of distributions..........    1,832,696       35,169,188      359,927      5,965,391
                                                                          -----------  ---------------  -----------  -------------
                                                                           21,506,365      441,855,175    6,925,566    127,693,484
Shares repurchased......................................................   (7,522,345)    (160,828,667)  (2,466,010)   (45,369,291)
                                                                          -----------  ---------------  -----------  -------------
Net increase............................................................   13,984,020  $   281,026,508    4,459,556  $  82,324,193
                                                                          -----------  ---------------  -----------  -------------
                                                                          -----------  ---------------  -----------  -------------

                                                                                  JUNE 1, 1995
                                                                            (COMMENCEMENT OF SALE OF
                                                                          SHARES) TO DECEMBER 31, 1995
                                                                          ----------------------------
ADVISOR CLASS                                                               SHARES         AMOUNT
                                                                          -----------  ---------------
Shares sold.............................................................       72,809  $     1,541,469
Shares issued in connection with reinvestment of distributions..........        9,711          188,974
                                                                          -----------  ---------------
                                                                               82,520        1,730,443
Shares repurchased......................................................       (9,345)        (199,482)
                                                                          -----------  ---------------
Net increase............................................................       73,175  $     1,530,961
                                                                          -----------  ---------------
                                                                          -----------  ---------------

5.  HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940, as amended, as an "affiliated company". Investments in affiliated companies at December 31, 1995, amounted to $86,890,600. Transactions with affiliated companies during 1995 are as follows:

                                                                                  PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                                                          COST      SALES COST      LOSS        INCOME
-------------------------------------------------------------------------------  -----------  ----------  ------------  -----------
Abaxis, Inc....................................................................  $   411,025  $       --   $       --    $      --
AnnTaylor Stores, Inc..........................................................   14,643,698   5,185,744    2,743,461           --
Equity Inns, Inc...............................................................    8,086,420          --           --      841,982
Haggar Corp....................................................................    4,471,290          --           --       93,840
Michaels Stores, Inc...........................................................   10,981,339          --           --           --
Varsity Spirit Corp............................................................           --          --           --       41,058
Younkers, Inc..................................................................   10,725,577          --           --           --

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $24,032,736 as capital gain dividends for the fiscal year ended December 31, 1995.

                  Statement of Additional Information Page 120

                          GT GLOBAL JAPAN GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of G.T. Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Japan Growth Fund, a series of shares of beneficial interest of G.T. Global Growth Series, including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose report dated January 31, 1992 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Japan Growth Fund, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 121

                          GT GLOBAL JAPAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Services (34.1%)
  Aoyama Trading Co., Ltd. ...........................................      200,000  $  6,395,349        4.2
    RETAILERS-APPAREL
  DDI Corp.  .........................................................          800     6,201,550        4.1
    WIRELESS COMMUNICATIONS
  Ito-Yokado Co., Ltd. ...............................................      100,000     6,162,791        4.0
    RETAILERS-OTHER
  Seven-Eleven Japan Ltd. ............................................       80,000     5,643,411        3.7
    RETAILERS-OTHER
  Autobacs Seven Co., Ltd. ...........................................       55,000     4,572,674        3.0
    RETAILERS-OTHER
  Fast Retailing Co., Ltd. ...........................................       83,000     4,125,872        2.7
    RETAILERS-APPAREL
  Southland Corp.{l} -/- {\/}  .......................................    1,175,000     3,892,188        2.5
    RETAILERS-OTHER
  Yoshinoya D&C Co., Ltd.  ...........................................          220     3,837,209        2.5
    RESTAURANTS
  Kentucky Fried Chicken Japan .......................................      157,000     2,586,240        1.7
    RESTAURANTS
  Bunkyodo Co., Ltd.  ................................................      104,000     2,368,217        1.5
    RETAILERS-OTHER
  Ten Allied Co. .....................................................      110,000     1,641,473        1.1
    RESTAURANTS
  Xebio Co., Ltd. ....................................................       37,000     1,308,624        0.9
    RETAILERS-APPAREL
  Nitori Co. .........................................................       46,000     1,292,636        0.8
    RETAILERS-OTHER
  Nissha Printing Co. ................................................       50,000       741,279        0.5
    BROADCASTING & PUBLISHING
  Fujitsu Business Systems ...........................................       28,000       737,984        0.5
    WHOLESALE & INTERNATIONAL TRADE
  Blue Grass Co., Ltd. ...............................................       21,000       559,595        0.4
    RETAILERS-APPAREL
                                                                                     ------------
                                                                                       52,067,092
                                                                                     ------------
Technology (12.1%)
  Matsushita-Kotobuki Electronics Ltd. ...............................      220,000     5,585,271        3.6
    COMPUTERS & PERIPHERALS
  Koei Co., Ltd. .....................................................      124,900     4,332,771        2.8
    SOFTWARE
  Kyushu-Matsushita Electric Co., Ltd.  ..............................      219,000     3,777,326        2.5
    COMPUTERS & PERIPHERALS
  Hosiden Electronics  ...............................................      313,000     2,699,322        1.8
    COMPUTERS & PERIPHERALS
  Nippon Densan ......................................................       32,000     1,159,690        0.8
    COMPUTERS & PERIPHERALS
  Geomatec Co., Ltd. .................................................       26,700       965,029        0.6
    COMPUTERS & PERIPHERALS
                                                                                     ------------
                                                                                       18,519,409
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 122

                          GT GLOBAL JAPAN GROWTH FUND

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Capital Goods (7.8%)
  Murata Manufacturing Co., Ltd. .....................................      120,000  $  4,418,605        2.9
    ELECTRICAL PLANT/EQUIPMENT
  Higashi Nihon House ................................................      152,000     2,503,876        1.6
    CONSTRUCTION
  Enomoto Co., Ltd. ..................................................       93,000     1,991,570        1.3
    INDUSTRIAL COMPONENTS
  Shima Seiki Manufacturing Ltd. .....................................       31,000     1,787,306        1.2
    MACHINE TOOLS
  Komori Corp. .......................................................       49,000     1,234,496        0.8
    MACHINERY & ENGINEERING
  Japan Foundation Engineering  ......................................          900        18,837         --
    CONSTRUCTION
  NEC System Integration & Construction ..............................          600        14,709         --
    CONSTRUCTION
                                                                                     ------------
                                                                                       11,969,399
                                                                                     ------------
Health Care (6.7%)
  Takeda Chemical Industries .........................................      450,000     7,412,791        4.8
    PHARMACEUTICALS
  Olympus Optical Co., Ltd. ..........................................      300,000     2,906,977        1.9
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                     ------------
                                                                                       10,319,768
                                                                                     ------------
Finance (4.4%)
  Nichiei Co., Ltd. ..................................................       68,000     5,073,643        3.3
    INVESTMENT MANAGEMENT
  Diamond Lease Co., Ltd.  ...........................................      120,000     1,627,907        1.1
    OTHER FINANCIAL
                                                                                     ------------
                                                                                        6,701,550
                                                                                     ------------
Consumer Non-Durables (3.0%)
  Amway Japan Ltd. ...................................................       72,000     3,041,860        2.0
    HOUSEHOLD PRODUCTS
  Tsutsumi Jewelry Co., Ltd. .........................................       30,600     1,532,965        1.0
    PERSONAL CARE/COSMETICS
                                                                                     ------------
                                                                                        4,574,825
                                                                                     ------------
Materials/Basic Industry (2.4%)
  Toyo Exterior ......................................................      150,000     3,691,860        2.4
                                                                                     ------------
    BUILDING MATERIALS & COMPONENTS
Consumer Durables (1.0%)
  NGK Spark Plug Co., Ltd. ...........................................      125,000     1,574,612        1.0
    AUTO PARTS
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $110,025,119) .........................                109,418,515       71.5
                                                                                     ------------      -----

                                                                         Principal      Market       % of Net
Fixed Income Investments                                                 Amount +       Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Government & Government Agency Obligations (11.5%)
  Austria (3.9%)
    Republic of Austria, 4.5% due 9/28/05  ...........................  550,000,000     5,917,030        3.9
  Finland (2.2%)
    Republic of Finland, 6% due 1/29/02 ..............................  300,000,000     3,445,494        2.2

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 123

                          GT GLOBAL JAPAN GROWTH FUND

                                                                         Principal      Market       % of Net
Fixed Income Investments                                                 Amount +       Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Government & Government Agency Obligations (Continued)
  Japan (5.4%)
    Japanese Government, 3.7% due 9/21/15 ............................  847,000,000  $  8,235,434        5.4
                                                                                     ------------

Total Government & Government Agency Obligations (cost
 $17,791,469) ........................................................                 17,597,958
                                                                                     ------------
Supranational Bond (1.5%)
  International Bank of Reconstruction & Development, 4.75% due
   12/20/04 (cost $2,500,085)  .......................................  205,000,000     2,257,582        1.5
                                                                                     ------------
Corporate Bond (0.8%)
  Japan (0.8%)
    Higashi Nihon House Co., Convertible Bond, 0.375% due 4/30/00
     (cost $1,089,201)  ..............................................  1,150,000++     1,197,397        0.8
                                                                                     ------------      -----

TOTAL FIXED INCOME INVESTMENTS (cost $21,380,755) ....................                 21,052,937       13.8
                                                                                     ------------      -----

                                                                         Number of      Market       % of Net
Options                                                                  Contracts      Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
  Simex Nikkei Put Option, strike JPY17,500, expires 3/8/96
   (cost $573,992)-/- ................................................          190        36,822         --
                                                                                     ------------      -----

                                                                                        Market       % of Net
Repurchase Agreement                                                                    Value       Assets {d}
----------------------------------------------------------------------               ------------  -------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
   January 2, 1996, for an effective yield of 5.55%, collateralized by
   $8,345,000 U.S. Treasury Bonds, 10.375% due 11/15/12 (market value of collateral is $11,624,212, including accrued interest).
   (cost $11,393,267)  ...............................................                 11,393,267        7.5
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $143,373,133)* ...............................                141,901,541       92.8
Other Assets and Liabilities .........................................                 11,035,381        7.2
                                                                                     ------------      -----

NET ASSETS ...........................................................               $152,936,922      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

----------------

        {d} Percentages indicated are based on net assets of $152,936,922. {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          + All principal amounts are denominated in Japanese Yen unless otherwise noted.
         ++  Principal amount is denominated in Swiss Francs.
          * For Federal income tax purposes, cost is $144,572,711 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   9,794,892
                 Unrealized depreciation:           (12,466,062)
                                                  -------------
                 Net unrealized depreciation:     $  (2,671,170)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 124

                          GT GLOBAL JAPAN GROWTH FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                Market Value
                                                                                    (U.S.       Contract    Delivery    Unrealized
Contracts to Sell:                                                                Dollars)        Price       Date     Appreciation
------------------------------------------------------------------------------  -------------  -----------  ---------  ------------
Japanese Yen..................................................................    65,354,736      99.00000   02/14/96   $2,302,532
Japanese Yen..................................................................    14,951,320     100.04700   03/12/96      307,728
                                                                                -------------                          ------------
  Total Contracts to Sell (Receivable amount $82,916,316).....................    80,306,056                             2,610,260
                                                                                -------------                          ------------
                                                                                -------------
THE VALUE OF CONTRACTS TO SELL AS A PERCENTAGE OF NET ASSETS IS 52.51%

  Total Open Forward Foreign Currency Contracts, Net..........................                                          $2,610,260
                                                                                                                       ------------
                                                                                                                       ------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1995

                                                                                    Expiration    No. of                  Market
Description                                                                            Date      Contracts   Currency      Value
----------------------------------------------------------------------------------  ----------   ---------   --------   -----------
Simex Nikkei 225 Index Future (Face $15,643,207)..................................   03/08/96       170        JPY      $16,357,558
                                                                                                                        -----------
                                                                                                                        -----------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 125

                          GT GLOBAL JAPAN GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $143,373,133)
   (Note 1).................................................     $141,901,541
  U.S. currency..............................     $      859               --
  Foreign currencies (cost $3,533,198).......      3,518,195        3,519,054
                                                  ----------
  Receivable for Fund shares sold...........................        6,124,238
  Receivable for open forward foreign currency contracts,
   net (Note 1).............................................        2,610,260
  Initial margin for futures (Note 1).......................        1,592,154
  Interest receivable.......................................          389,602
  Receivable for securities sold............................          246,471
  Dividends receivable......................................           59,853
  Receivable for variation margin (Note 1)..................           52,703
  Cash held as collateral for securities loaned (Note 1)....       23,154,700
                                                                 ------------
    Total assets............................................      179,650,576
                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased.......................        2,543,999
  Payable for securities purchased..........................          653,139
  Payable for investment management and administration fees
   (Note 2).................................................          120,095
  Payable for printing and postage expenses.................           71,892
  Payable for service and distribution expenses (Note 2)....           65,169
  Payable for transfer agent fees (Note 2)..................           48,290
  Payable for professional fees.............................           16,109
  Payable for registration and filing fees..................            8,324
  Payable for custodian fees (Note 1).......................            8,289
  Payable for fund accounting fees (Note 2).................            3,072
  Payable for Trustees' fees and expenses (Note 2)..........            2,335
  Other accrued expenses....................................           18,241
  Collateral for securities loaned (Note 1).................       23,154,700
                                                                 ------------
    Total liabilities.......................................       26,713,654
                                                                 ------------
Net assets..................................................     $152,936,922
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($111,104,963 DIVIDED BY 10,102,324 shares outstanding)....     $      11.00
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $11.00) *....................................     $      11.55
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($41,273,965 DIVIDED BY 3,828,028 shares outstanding)......     $      10.78
                                                                 ------------
                                                                 ------------
Advisor Class:
Net asset value, offering price per share, and redemption
 price per share
 ($557,994 DIVIDED BY 50,612 shares outstanding)............     $      11.02
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $154,726,647
  Accumulated net realized loss on investments and foreign
   currency transactions....................................       (2,186,526)
  Net unrealized appreciation on translation of assets and
   liabilities in foreign currencies........................        2,582,744
  Net unrealized depreciation of investments................       (2,185,943)
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $152,936,922
                                                                 ------------
                                                                 ------------

----------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 126

                          GT GLOBAL JAPAN GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income.............................................     $  1,384,777
  Dividend income (net of foreign withholding tax of
   $89,093)...................................................          518,977
                                                                   ------------
    Total investment income...................................        1,903,754
                                                                   ------------
Expenses:
  Investment management and administration fees (Note 2)......        1,167,576
  Service and distribution expenses: (Note 2)
    Class A..................................     $    317,310
    Class B..................................          288,296          605,606
                                                  ------------
  Transfer agent fees (Note 2)................................          478,638
  Printing and postage expenses...............................          189,345
  Custodian fees (Note 1).....................................          121,916
  Registration and filing fees................................           58,000
  Audit fees..................................................           42,500
  Fund accounting fees (Note 2)...............................           30,103
  Legal fees..................................................           29,668
  Trustees' fees and expenses (Note 2)........................           12,600
  Insurance expenses..........................................           10,284
                                                                   ------------
    Total expenses before reductions..........................        2,746,236
                                                                   ------------
      Expense reductions (Notes 1 & 5)........................         (180,230)
                                                                   ------------
    Total net expenses........................................        2,566,006
                                                                   ------------
Net investment loss...........................................         (662,252)
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized gain on investments...........        9,581,492
  Net realized gain on foreign currency
   transactions..............................        5,383,418
                                                  ------------
    Net realized gain during the year.........................       14,964,910
  Net change in unrealized appreciation on
   translation of assets and liabilities in
   foreign currencies........................          923,132
  Net change in unrealized depreciation of
   investments...............................      (11,851,499)
                                                  ------------
    Net unrealized depreciation during the year...............      (10,928,367)
                                                                   ------------
Net realized and unrealized gain on investments and foreign
 currencies...................................................        4,036,543
                                                                   ------------
Net increase in net assets resulting from operations..........     $  3,374,291
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 127

                          GT GLOBAL JAPAN GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment loss........................       $    (662,252)         $    (577,388)
  Net realized gain on investments and
   foreign currency transactions.............          14,964,910              8,729,650
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             923,132               (528,496)
  Net change in unrealized depreciation of
   investments...............................         (11,851,499)            (3,251,782)
                                                  -----------------      -----------------
    Net increase in net assets resulting from
     operations..............................           3,374,291              4,371,984
                                                  -----------------      -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......         (11,936,435)            (1,687,150)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......          (4,652,476)              (462,102)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......             (58,144)                    --
                                                  -----------------      -----------------
    Total distributions......................         (16,647,055)            (2,149,252)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         565,596,580            422,096,027
  Decrease from capital shares repurchased...        (524,808,353)          (391,082,829)
                                                  -----------------      -----------------
    Net increase from capital share
     transactions............................          40,788,227             31,013,198
                                                  -----------------      -----------------
Total increase in net assets.................          27,515,463             33,235,930
Net assets:
  Beginning of year..........................         125,421,459             92,185,529
                                                  -----------------      -----------------
  End of year................................       $ 152,936,922          $ 125,421,459
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 128

                          GT GLOBAL JAPAN GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS A+
                                          -----------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                           1995 (A)       1994        1993      1992 (A)      1991
                                          -----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    12.15   $   11.61   $    8.70   $   11.16   $   11.48
                                          -----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................       (0.04)      (0.04)      (0.14)      (0.00) *     (0.09)
  Net realized and unrealized gain
   (loss) on investments................        0.26        0.79        3.05       (2.40)      (0.23)
                                          -----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............        0.22        0.75        2.91       (2.40)      (0.32)
                                          -----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................       (1.37)      (0.21)       0.00       (0.06)       0.00
                                          -----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    11.00   $   12.15   $   11.61   $    8.70   $   11.16
                                          -----------  ----------  ----------  ----------  ----------
                                          -----------  ----------  ----------  ----------  ----------
Total investment return (d).............        1.94%       6.56%       33.5%      (21.5)%      (2.8)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  111,105   $  98,066   $  88,487   $  93,865   $  61,519
Ratio of net investment loss to average
 net assets.............................       (0.40)%     (0.32)%      (0.3)%      (0.0)%*      (1.5)%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
 5).....................................        1.99%       1.91%        2.1%        2.2%*       2.2%
  Without expense reductions............        2.14%       2.03%         --%**        --%**        --%**
Portfolio turnover rate++++.............          67%         49%        104%        115%        251%

----------------

   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Includes reimbursement by LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See Note
      2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 129

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS B++                    ADVISOR
                                          --------------------------------------     CLASS+++
                                                                                  --------------
                                           YEAR ENDED DECEMBER    APRIL 1, 1993    JUNE 1, 1995
                                                   31,                  TO              TO
                                          ----------------------   DECEMBER 31,    DECEMBER 31,
                                           1995 (A)      1994          1993          1995 (A)
                                          ----------  ----------  --------------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.02   $   11.57     $    9.85       $   10.50
                                          ----------  ----------      -------         -------
Income from investment operations:
  Net investment loss...................      (0.12)      (0.13)        (0.18)          (0.00)
  Net realized and unrealized gain
   (loss) on investments................       0.25        0.79          1.90            1.89
                                          ----------  ----------      -------         -------
    Net increase (decrease) from
     investment operations..............       0.13        0.66          1.72            1.89
                                          ----------  ----------      -------         -------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (1.37)      (0.21)         0.00           (1.37)
                                          ----------  ----------      -------         -------
Net asset value, end of period..........  $   10.78   $   12.02     $   11.57       $   11.02
                                          ----------  ----------      -------         -------
                                          ----------  ----------      -------         -------
Total investment return (d).............       1.20%       5.81%         17.5 %(b)       18.14 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  41,274   $  27,355     $   3,699       $     558
Ratio of net investment loss to average
 net assets.............................      (1.05)%     (0.97)%        (0.9)%(c)       (0.05)%(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
 5).....................................       2.64%       2.56%          2.7 %(c)        1.64 %(c)
  Without expense reductions............       2.79%       2.68%           -- %**        1.79 %(c)
Portfolio turnover rate++++.............         67%         49%          104 %            67 %

----------------

   + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
  ++  Commencing April 1, 1993, the Fund began offering Class B shares.
 +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
   * Includes reimbursement by LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See Note
      2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (b)  Not annualized.
 (c)  Annualized.
 (d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 130

                          GT GLOBAL JAPAN GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Japan Growth Fund ("Fund"), is a separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                  Statement of Additional Information Page 131

                          GT GLOBAL JAPAN GROWTH FUND

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying securitiy or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a

                  Statement of Additional Information Page 132

                          GT GLOBAL JAPAN GROWTH FUND
future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. At December 31, 1995, the Fund had segregated securities valued at $16,481,637 to cover margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of $21,264,947 were on loan to brokers. The loans were secured by cash collateral of $23,154,700, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1995, the Fund received securities lending fees of $93,026 which were used to reduce custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to LGT at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the

                  Statement of Additional Information Page 133

                          GT GLOBAL JAPAN GROWTH FUND
next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global", formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1995, GT Global retained $78,489 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $39,752 for the year ended December 31, 1995. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1995, GT Global collected CDSCs in the amount of $173,962. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationary and office supplies.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds")

                  Statement of Additional Information Page 134

                          GT GLOBAL JAPAN GROWTH FUND
and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregated assets of the GT Funds. For the period ended December 31, 1995, the Fund paid fund accounting fees of $14,483 to LGT.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $85,047,455 and $74,594,151, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4.  CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS A
Shares sold...............................................................   42,162,424  $ 483,616,630   26,403,403  $ 337,405,704
Shares issued in connection with reinvestment of distributions............      899,831      9,789,980      119,477      1,396,969
                                                                            -----------  -------------  -----------  -------------
                                                                             43,062,255    493,406,610   26,522,880    338,802,673
Shares repurchased........................................................  (41,032,648)  (470,692,845) (26,071,333)  (332,875,892)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................    2,029,607  $  22,713,765      451,547  $   5,926,781
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                DECEMBER 31, 1995           DECEMBER 31, 1994
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS B
Shares sold...............................................................    5,971,262  $  67,899,245    6,416,496  $  82,933,091
Shares issued in connection with reinvestment of distributions............      340,110      3,629,261       31,084        360,263
                                                                            -----------  -------------  -----------  -------------
                                                                              6,311,372     71,528,506    6,447,580     83,293,354
Shares repurchased........................................................   (4,758,650)   (53,997,274)  (4,491,860)   (58,206,937)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................    1,552,722  $  17,531,232    1,955,720  $  25,086,417
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                   JUNE 1, 1995
                                                                                 (COMMENCEMENT OF
                                                                                 SALE OF SHARES)
                                                                               TO DECEMBER 31, 1995
                                                                            --------------------------
ADVISOR CLASS                                                                 SHARES        AMOUNT
                                                                            -----------  -------------
Shares sold...............................................................       55,192  $     604,443
Shares issued in connection with reinvestment of distributions............        5,231         57,021
                                                                            -----------  -------------
                                                                                 60,423        661,464
Shares repurchased........................................................       (9,811)      (118,234)
                                                                            -----------  -------------
Net increase..............................................................       50,612  $     543,230
                                                                            -----------  -------------
                                                                            -----------  -------------

5. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $87,204 under these arrangements.

--------------

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,469,767 as capital gain dividends for the fiscal year ended December 31, 1995.

                  Statement of Additional Information Page 135

                             GT GLOBAL GROWTH FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 136

                             GT GLOBAL GROWTH FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 137

                             GT GLOBAL GROWTH FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                  STATEMENT OF ADDITIONAL INFORMATION PAGE 138

                             GT GLOBAL GROWTH FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued
GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. GLOBAL GROWTH SERIES, CHANCELLOR LGT ASSET MANAGEMENT, INC., OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      EQUSA604MC

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information

                  April 29, 1996, As Revised October 31, 1996

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of GT Global America Small Cap Growth Fund ("Small Cap Fund") and GT Global America Value Fund ("Value Fund") (individually, "Fund," or collectively, "Funds"). Each Fund is a diversified series of G.T. Global Growth Series ("Company"), a multiple series registered open-end management investment company. The Small Cap Fund and Value Fund invest all of their investable assets in the Small Cap Growth Portfolio and Value Portfolio (individually, "Portfolio," collectively, "Portfolios"), respectively. This Statement of Additional Information concerning the Funds, which is not a prospectus, supplements and should be read in conjunction with the Funds' current Class A and Class B Prospectus dated April 29, 1996, as revised October 31, 1996, a copy of which is available without charge by writing to the above address or calling the Funds at the toll-free telephone number printed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as each Portfolio's investment manager and administrator. The distributor of the shares of each Fund is GT Global, Inc. ("GT Global"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                          PAGE NO.
                                                                                                                         -----------

Investment Objectives and Policies.....................................................................................       2
Options and Futures....................................................................................................       4
Risk Factors...........................................................................................................      11
Investment Limitations.................................................................................................      12
Execution of Portfolio Transactions....................................................................................      15
Trustees and Executive Officers........................................................................................      16
Management.............................................................................................................      18
Valuation of Shares....................................................................................................      20
Information Relating to Sales and Redemptions..........................................................................      21
Taxes..................................................................................................................      23
Additional Information.................................................................................................      26
Investment Results.....................................................................................................      27
Description of Debt Ratings............................................................................................      32
Financial Statements...................................................................................................      34

[LOGO]

                   Statement of Additional Information Page 1

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

SELECTION OF INVESTMENTS
The investment objective of each Fund is long-term capital appreciation. The Small Cap Fund and Value Fund each seeks to achieve its investment objective by investing all of its investable assets in the Small Cap Growth Portfolio ("Small Cap Portfolio") and Value Portfolio, respectively, each of which is a subtrust (a "series") of Growth Portfolio (an open-end management investment company) with an investment objective that is identical to that of its corresponding Fund. Whenever the phrase "all of the Funds' investable assets" is used herein and in the Prospectus, it means that the only investment securities that will be held by a Fund will be that Fund's interest in its corresponding Portfolio. A Fund may withdraw its investment in its corresponding Portfolio at any time, if the Board of Trustees of the Company determines that it is in the best interests of such Fund and its shareholders to do so. Upon any such withdrawal, a Fund's assets would be invested in accordance with the investment policies described below and in the Prospectus with respect to its corresponding Portfolio.

For investment purposes, an issuer is considered as domiciled in the United States if it is incorporated under the laws of any of its states or territories or the District of Columbia, and either (i) at least 50% of the value of its assets is located in the United States, or (ii) it normally derives at least 50% of its income from operations or sales in the United States.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Portfolios may invest in the securities of closed-end investment companies within the limits of the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide that, in general, each Portfolio may purchase shares of a closed-end investment company unless (a) such a purchase would cause a Portfolio to own more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Portfolio to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Portfolios do not intend to invest in such vehicles or funds unless the Manager determines that the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by a Portfolio in connection with other securities or separately and provide the Portfolio with the right to purchase at a later date other securities of the issuer. Investments in warrants may not exceed 5% of the value of the Portfolio's net assets, and not more than 2% of such assets may be invested in warrants or rights which are not listed on the New York or American Stock Exchange. Warrants or rights acquired by a Portfolio in units or attached to securities will be deemed to be without value for purpose of this restriction.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, each Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent, plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under a Portfolios' investment policies and by regulatory agencies and approved by Growth Portfolio's Board of Trustees. The Portfolios may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loans are outstanding, the Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. If the borrower failed to maintain the requisite amount of collateral, the loan would terminate automatically and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the value of the collateral. Each Portfolio has a right to call each loan at any time and obtain the securities on five business days' notice. The Portfolios will not have the right to vote equity securities while they are being lent, but they retain the right to call for the return of the loaned securities at any time on reasonable notice and may call in a loan in anticipation of

                   Statement of Additional Information Page 2

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
any important vote. The Portfolios also will be able to call such loans if the Manager made the investment decision that the loaned securities should be sold. On termination of a loan, the borrower would be required to return the securities to the Portfolio and any gain or loss in market price during the loan would inure to the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In the event of the default or bankruptcy by such party, the Portfolios would seek promptly to liquidate the collateral. To the extent that the proceeds from any such sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Portfolios would suffer a loss. The law regarding the rights of the Portfolios is unsettled with respect to a borrower becoming subject to bankruptcy or similar proceedings. Under these circumstances, there may be a restriction on the Portfolios' ability to sell the collateral and the Portfolios could suffer a loss. Loans, however, will be made only to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of each Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. Although a Portfolio typically will acquire obligations issued and supported by the credit of U.S. having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
Each Portfolio may enter into repurchase agreements, which are transactions in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Portfolios' Board of Trustees.

Each Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Portfolio's ability to sell the collateral and the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Portfolios intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. The Manager reviews and monitors the creditworthiness of such institutions under the general supervision of Growth Portfolio's Board. There is no limitation on the amount of the Portfolios' assets that may be subject to repurchase agreements at any given time. The Portfolios will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
Each Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., each Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. No Portfolio will purchase securities while borrowings are outstanding. If market fluctuations in the value of a Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Portfolio also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Portfolio did not borrow.

Each Portfolio's fundamental investment limitations permit the Portfolio to borrow money for leveraging purposes. Each Portfolio, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by Growth Portfolio's Board of

                   Statement of Additional Information Page 3

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
Trustees. In the event that a Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in a Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Portfolio's earnings or net asset value would decline faster than would otherwise be the case.

Each Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Portfolio also may engage in "roll" borrowing transactions which involve the Portfolio's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which a Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Portfolio will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

--------------------------------------------------------------------------------

                              OPTIONS AND FUTURES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS AND FUTURES
The use of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Portfolio's securities portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

        (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio's ability to close out a position in an instrument prior to expiration or maturity

                   Statement of Additional Information Page 4

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
    depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Portfolio.

WRITING CALL OPTIONS
A Portfolio may write (sell) call options on securities and indices. Call options generally will be written on securities that, in the opinion of the Manager, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Portfolio.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objective. When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Portfolio has no control over when it may be required to sell the underlying securities, since most options may be exercised at any time prior to the option's expiration. If a call option that a Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security, which will be increased or offset by the premium received. Each Portfolio does not consider a security covered by a call option to be "pledged" as that term is used in the Portfolio's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Portfolio will be obligated to sell the security at less than its market value.

The premium that a Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

Each Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or indices at the time the options are written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

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WRITING PUT OPTIONS
The Portfolios may write put options on securities and indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Portfolio generally would write put options in circumstances where the Manager wishes to purchase the underlying security for the Portfolio's portfolio at a price lower than the current market price of the security. In such event, the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price, less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Portfolio will be obligated to purchase the security at greater than its market value.

PURCHASING PUT OPTIONS
Each Portfolio may purchase put options on securities and indices. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time until (American style) or on (European style) the expiration date. A Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

A Portfolio may purchase a put option on an underlying security ("protective put") owned by the Portfolio in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security eventually is sold.

A Portfolio also may purchase put options at a time when the Portfolio does not own the underlying security. By purchasing put options on a security it does not own, a Portfolio seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
Each Portfolio may purchase call options on securities and indices. As the holder of a call option, a Portfolio would have the right to purchase the underlying security at the exercise price at any time until (American style) or on (European style) the expiration date. A Portfolio may enter into closing sale transactions with respect to such option, exercise such options or permit such options to expire.

Call options may be purchased by a Portfolio for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable a Portfolio to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to the Portfolios in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. As long as it holds such a call option, rather than the underlying security itself, a Portfolio is partially protected from any unexpected decline in the market price of the underlying security and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Portfolio also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to

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avoid realizing losses that would result in a reduction of a Portfolio's current return. For example, where a Portfolio has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Portfolio, an increase in the market price could result in the exercise of the call option written by the Portfolio and the realization of a loss on the underlying security. Accordingly, the Portfolio could purchase a call option on the same underlying security, which could be exercised to fulfill the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Portfolio to avoid selling the portfolio security at a time when it has an unrealized loss; however, the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of such Portfolio's total assets at the time of purchase.

Options may be either listed on an exchange or traded over-the-counter ("OTC"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Portfolio will not purchase an OTC option unless the Manager believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers unless a quotation from only one dealer is available in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission ("SEC") considers purchased OTC options to be illiquid securities. A Portfolio may also sell OTC options and, in connection therewith, set aside assets or cover its obligations with respect to OTC options written by the Portfolio. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option

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position by holding a  diversified portfolio of securities  similar to those  on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS
Each Portfolio may enter into interest rate or stock index futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or stock price levels in order to establish more definitely the effective return on securities held or intended to be acquired by the Portfolio. A Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or decreases in stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, or increases in stock prices.

The Portfolios only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Portfolio's exposure to interest rate and stock market fluctuations, the Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

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                          GT GLOBAL AMERICA VALUE FUND

As an example of an offsetting transaction, the contractual obligations arising from the sale of one September stock index Futures Contract on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of the same September stock index Futures Contract on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

Each Portfolio's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that a Portfolio owns, or Futures Contracts will be purchased to protect the Portfolio against an increase in the price of securities it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Portfolio in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If a Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid

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                          GT GLOBAL AMERICA VALUE FUND
being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities, except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices.

If a Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION ON USE OF FUTURES AND OPTIONS ON FUTURES
To the extent that a Portfolio enters into Futures Contracts and options on Futures Contracts, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Portfolios' and the Company's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Portfolio's assets at risk to 5%.

COVER
Transactions using Futures Contracts and options (other than options that a Portfolio has purchased) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

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                                  RISK FACTORS

--------------------------------------------------------------------------------

For a description of the risk factors attendant to the Portfolios' use of options and futures, see "Options and Futures -- Special Risks of Options and Futures."

ILLIQUID SECURITIES. A Portfolio may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if a Portfolio cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Portfolio values such securities. See "Investment Limitations." The sale of illiquid securities if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, Growth Portfolio's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager in accordance with procedures approved by the Portfolio's Board of Trustees. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer). The Manager monitors the liquidity of securities in each Portfolio's securities portfolio and periodically reports such determinations to Growth Portfolio's Board of Trustees.

RISKS OF DEBT SECURITIES. Each Portfolio is permitted to purchase investment grade debt securities. In selecting securities for each Fund, the Manager reviews and monitors the creditworthiness of each issuer and issue and analyzes interest rate trends and specific developments which may affect individual issuers, in addition to relying on ratings assigned by S&P,

                  Statement of Additional Information Page 11

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
Moody's or another nationally recognized statistical rating organization ("NRSRO") as indicators of quality. Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Each Portfolio is also permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that the Manager determines to be of comparable quality to that of rated securities in which such Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

Ratings of Portfolio securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Manager will consider such an event in determining whether a Portfolio should continue to hold the security but is not required to despose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

THE FUNDS
The Small Cap Fund and Value Fund each has the following fundamental investment policy to enable it to invest in the Small Cap Portfolio and Value Portfolio respectively:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

All other fundamental investment policies, and the non-fundamental policies, of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and its Board of Trustees, it applies equally to each Fund and its Board of Trustees.

Each Portfolio has adopted the following fundamental investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the affirmative vote of the lesser of (i) 67% of that Portfolio's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the Portfolio's outstanding shares whenever a Fund requests to vote on a change in the investment limitations of its corresponding Portfolio, such Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders. No Portfolio may:

        (1) Invest in companies for the purpose of exercising control or management;

        (2) Purchase or sell real estate; provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that engage in these activities;

        (4) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts and options;

        (5) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts and options will not be deemed to be a pledge of a Portfolio's assets;

                  Statement of Additional Information Page 12

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

        (6) Borrow money in excess of 33 1/3% of the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Purchase securities on margin or effect short sales, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except in connection with the use of options, futures contracts or options thereon. The Portfolios may make deposits of margin in connection with futures contracts and options thereon;

        (8) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Manager to save brokerage costs or average prices among them is not deemed to result in a securities trading account);

        (9) Make loans, except that the Portfolio may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

       (10) Purchase or retain the securities of an issuer if, to the knowledge of the Portfolio after reasonable inquiry, any of the Trustees or officers of the Portfolio or the Portfolio's investment adviser or distributor individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together own beneficially more than 5% of the securities;

       (11) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal or state securities laws; and

       (12) Invest more than 25% of the value of the Portfolio's total assets in securities of issuers conducting their principal business activities in any one industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities.

In addition, each Portfolio has adopted as a fundamental investment policy a classification as a "diversified" portfolio under the 1940 Act. This means that, with respect to 75% of the Portfolio's total assets, no more than 5% will be invested in the securities of any one issuer, and the Portfolio will purchase no more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities as defined above and in the Prospectus.

The following investment restrictions of each Portfolio are not fundamental policies and may be changed by vote of the Portfolio's Board of Trustees without shareholder approval. Each Portfolio may not:

        (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

        (2) Invest more than 5% of its assets in securities of companies which, together with any predecessors, have been in operation for less than three years;

        (3) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Portfolio's total assets;

        (4) Enter into a futures contract or an option on a futures contract, in each case other than for BONA FIDE hedging purposes (as defined by the
    CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into; or

        (5) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act, in the open market at no more than customary commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                            ----------------------------

A Portfolio will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Portfolio's status under the 1940 Act as a diversified investment company. If a percentage restriction on investment or utilization of

                  Statement of Additional Information Page 13

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Portfolio's investment policies or restrictions. A Portfolio may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Portfolio's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.

Investors should refer to the Prospectus for further information with respect to each Fund's investment objective, which may not be changed without the approval of Fund shareholders, and its corresponding Portfolio's investment objective, which may be changed without the approval of its shareholders, and other investment policies, techniques and limitations which may or may not be changed without shareholder approval.

                  Statement of Additional Information Page 14

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                      EXECUTION OF PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by Growth Portfolio's Board of Trustees, the Manager is responsible for the execution of the Portfolios' securities transactions and the selection of brokers/dealers who execute such transactions on behalf of the Portfolios. In executing portfolio transactions, the Manager seeks the best net results for each Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Portfolios may engage in soft dollar arrangements for research services, as described below, the Portfolios have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent with the interests of the Portfolios, the Manager may select brokers to execute the Portfolios' securities transactions on the basis of the research services they provide to the Manager for its use in managing the Portfolios and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker is in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Contract (defined below). A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Portfolios and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Portfolios over the long term. Research services may also be received from dealers who execute Portfolio transactions in over-the-counter markets.

The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's expenses, such as custodian fees.

Investment decisions for each Portfolio and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Portfolios. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios.

Under a policy adopted by the Portfolios' Boards of Trustees, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Funds and the other funds for which the Manager serves as investment manager and/or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

Each Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Portfolios' Boards of Trustees have adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

Aggregate  brokerage  commissions   paid  for  the   period  October  18,   1995
(commencement of operations), to December 31, 1995, for the Small Cap Fund and Value Fund were $3,317, and $1,032, respectively.

                  Statement of Additional Information Page 15

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

PORTFOLIO TRADING AND TURNOVER
Although the Portfolios generally do not intend to trade for short-term profits, the securities in a Portfolio's portfolio will be sold whenever the Manager believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate.

Each Portfolio engages in portfolio trading when the Manager has concluded that the sale of a security owned by the Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Portfolio's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

Each Portfolio anticipates that its annual portfolio turnover rate should not exceed 75%; however, the portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. A 75% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for a Portfolio for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 75%; of the average monthly value of the securities, excluding short-term investments, held by that Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Portfolio will bear directly.

--------------------------------------------------------------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
The Company's Trustees and Executive Officers are listed below.

Name, Position(s) with the               Principal Occupations and Business
Funds and Address                        Experience for the Past 5 Years
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella,* 43                    Chairman, the Manager since October 1996; Director, Liechtenstein Global Trust (holding
Trustee, Chairman of the Board and       company of the various international LGT companies) since 1990; President, Asset
President                                Management Division, Liechtenstein Global Trust since 1995; Director and President, LGT
50 California Street                     Asset Management Holdings, Inc. ("LGT Asset Management Holdings") since 1988; Director and
San Francisco, CA 94111                  President, the Manager since 1989; Director, GT Global since 1987 and President, GT Global from 1987 to 1995; Director, GT Services since 1990; President, GT Services from 1990 to
                                         1995; Director, G.T. Global Insurance Agency, Inc. ("G.T. Insurance") since 1992; and
                                         President, G.T. Insurance from 1992 to 1995. Mr. Minella also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.
C. Derek Anderson, 54                    Chief Executive Officer, Anderson Capital Management, Inc.; Chairman and Chief Executive
Trustee                                  Officer, Plantagenet Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; and
220 Sansome Street                       Director, American Heritage Group Inc. and various other companies. Mr. Anderson also is a
Suite 400                                director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94104                  Act that is managed or administered by the Manager.

--------------

* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

                  Statement of Additional Information Page 16

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

Name, Position(s) with the               Principal Occupations and Business
Funds and Address                        Experience for the Past 5 Years
---------------------------------------  ------------------------------------------------------------------------------------------
Frank S. Bayley, 55               Partner with Baker & McKenzie (a law firm): Director and Chairman, C.D.
Trustee                           Stimson Company (a private investment company); and Trustee, Seattle Art
Two Embarcadero Center            Museum. Mr. Bayley also is a director or trustee of each of the other
Suite 2400                        investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94111           administered by the Manager.
Arthur C. Patterson, 52           Managing Partner, Accel Partners (a venture capital firm). He also
Trustee                           serves as a director of various computing and software companies. Mr.
One Embarcadero Center            Patterson also is a director or trustee of each of the other investment
Suite 3820                        companies registered under the 1940 Act that is managed or administered
San Francisco, CA 94111           by the Manager.
Ruth H. Quigley, 59               Private investor; and President, Quigley Friedlander & Co., Inc. (a
Trustee                           financial advisory services firm) from 1984 to 1986. Ms. Quigley also is
1055 California Street            a director or trustee of each of the other investment companies
San Francisco, CA 94108           registered under the 1940 Act that is managed or administered by the
                                  Manager.
F. Christian Wignall, 39          Director, LGT Asset Management Holdings since 1989; Senior Vice
Vice President and Chief          President, Chief Investment Officer -- Global Equities and Director, the
Investment Officer --             Manager since 1987; and Chairman, Investment Policy Committee of the
Global Equities                   affiliated international LGT companies since 1990.
50 California Street
San Francisco, CA 94111
James R. Tufts, 37                President, GT Services since 1995; Senior Vice President -- Finance and
Vice President and Chief          Administration, GT Global, GT Services and G.T. Insurance, from 1994 to
Financial Officer                 1995; Senior Vice President -- Finance and Administration, LGT Asset
50 California Street              Management Holdings and the Manager since 1994; Vice President --
San Francisco, CA 94111           Finance, LGT Asset Management Holdings, the Manager, GT Global and GT
                                  Services from 1990 to 1994; Vice President -- Finance, G.T. Insurance from 1992 to 1994; and a Director of the Manager, GT Global and GT
                                  Services since 1991.
Kenneth W. Chancey, 50            Vice President -- Mutual Fund Accounting, the Manager since 1992; and
Vice President and Principal      Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
Accounting Officer
50 California Street
San Francisco, CA 94111
Helge K. Lee, 48                  Senior Vice President, General Counsel and Secretary, LGT Asset
Vice President and Secretary      Management Holdings, the Manager, GT Global, GT Services and G.T.
50 California Street              Insurance since February 1996. Senior Vice President, Secretary and
San Francisco, CA 94111           General Counsel, LGT Asset Management Holdings, the Manager, GT Global,
                                  GT Services and G.T. Insurance from May 1994 to February 1996; Senior
                                  Vice President, General Counsel and Secretary, Strong/Corneliuson
                                  Management, Inc. and Secretary, each of the Strong Funds from October
                                  1991 through May1994; and shareholder in the law firm of Godfrey & Kahn,
                                  S.C., Milwaukee, Wisconsin for more than five years prior to October
                                  1991.

                  Statement of Additional Information Page 17

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

The Board of Trustees has a Nominating and Audit Committee, comprised of Ms. Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Company and its Funds and recommending firms to serve as independent auditors of the Company. Each of the Trustees and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc., G.T. Investment Funds, Inc. and G.T. Global Developing Markets Fund, Inc. and a Trustee and officer of G.T. Greater Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global High Income Portfolio and Global Investment Portfolio, which also are registered investment companies managed by the Manager. Each Trustee and Officer serves in total as a Director and or Trustee and Officer, respectively, of 10 registered investment companies with 41 series managed or administered by the Manager. The Company pays each Trustee who is not a director, officer or employee of the Manager or any affiliated company $5,000 per annum plus $300 per Fund for each meeting of the Board attended by the Trustee, and reimburses travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and officers receive no compensation or expense reimbursements from the Company. For the fiscal year ended December 31, 1995, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley, who are not directors, officers or employees of the Manager or any affiliated company, received total compensation of $24,342, $23,244, $21,933 and $23,012, respectively, from the Company for their services as Trustees. For the year ended December 31, 1995, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley received total compensation of $99,677, $95,369, $92,140 and $94,458, respectively, from the 40 investment companies managed or administered by the Manager for which he or she served as a Director or Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. As of the date of this Statement of Additional Information, the officers and Trustees and their families as a group owned in the aggregate beneficially or of record 2.61% of the shares of the Value Fund and 1.17% of the shares of the Small Cap Fund.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE FUNDS AND THE PORTFOLIOS
Chancellor LGT Asset Management, Inc. (the "Manager") serves as each Portfolio's investment manager and administrator under an Investment Management and Administration Contract ("Portfolio Management Contract") between each Portfolio and the Manager. The Manager serves as administrator to each Fund under an administration contract between the Company and the Manager ("Administration Contract"). The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, the Manager makes all investment decisions for each Portfolio and, as administrator, administers each Portfolio's and Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Portfolio and the Funds, and provides suitable office space, and necessary small office equipment and utilities. For these services, each Fund will pay administration fees to the Manager at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, each Fund bears a pro rata portion of the investment management and administration fee paid by its corresponding Portfolio to the Manager. Each Portfolio pays such fees based on its average daily net assets, computed daily and paid monthly, at the annualized rate of 0.475% on the first $500 million, 0.45% on the next $500 million, 0.425% on the next $500 million, and 0.40% on all amounts thereafter.

The Portfolio Management Contract may be renewed with respect to a Portfolio for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Portfolios' Board of Trustees, or by the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Portfolio Management Contract provides that with respect to each Portfolio, and the Administration Contract provides that with respect to each Fund, either the Company, each Portfolio or the Manager may terminate the Contract without penalty upon sixty days' written notice to the other party. The Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Portfolio Management Contract, the Manager has agreed to reimburse each Portfolio if that Portfolio's annual ordinary expenses exceed the most stringent limits prescribed by any state in which its corresponding Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that a Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2%

                  Statement of Additional Information Page 18

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
of assets in excess of that amount. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, the amortization of organizational expenses, payments of distribution fees, in part, and extraordinary expenses. In addition, the Manager and GT Global voluntarily have undertaken to limit the expenses of each Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 2.00% and 2.65% of the average daily net assets of each Fund's Class A and Class B shares, respectively.

For the fiscal period October 18, 1995 (commencement of operations) to December 31, 1995, the Small Cap Portfolio and the Value Portfolio paid fees of $1,293 and $622, respectively, to the Manager. For the same period, the Small Cap Growth Fund and Value Fund paid administration fees of $755 and $349, respectively, to the Manager.

For the fiscal period October 18, 1995 (commencement of operations) to December 31, 1995, the Manager reimbursed the Small Cap Growth Portfolio and Value Portfolio for their respective investment management and administration fees in the amounts of $1,293 and $622, respectively; for the same period, the Small Cap Fund and Value Fund paid administration fees of $755 and $349, respectively. However, the Manager reimbursed each Fund for such fees in the amounts of $755 and $349, respectively. (Accordingly, the Manager reimbursed each Fund and its respective Portfolio investment management and administration fees in the aggregate amounts of $2,048 and $971, respectively.)

For the fiscal year ended December 31, 1995, the Manager, pursuant to a voluntary expense undertaking to limit expenses to the maximum annual level of 2.00% and 2.65%, respectively, of average daily net assets of the Class A shares and Class B shares of the Funds, reimbursed the Small Cap Fund and Value Fund for expenses in the additional amounts of $65,079 and $66,907, respectively.

DISTRIBUTION SERVICES
Each Fund's Class A and Class B shares are offered continuously through the Funds' principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global. The Distribution Contracts were last approved with respect to each Fund's Class A and Class B shares by the Board of Trustees on June 20, 1995.

As described in the Prospectus, the Company has adopted separate Distribution Plans with respect to each class of shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan") (collectively, "Plans"). The rate of payment by each Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class of that Fund. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. The Funds make no payments under the Class A Plan or the Class B Plan to any party other than GT Global, which is the distributor (principal underwriter) of the Class A and Class B shares of each Fund.

Payments made for the period October 18, 1995 (commencement of operations) to December 31, 1995 by the America Small Cap Fund and America Value Fund for Class A and Class B shares were $467, and $1,609, and $176, and $817, respectively.

The Plans were last approved on June 15, 1994 by the Company's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans or in any agreement related thereto ("Qualified Trustees"). In approving the Plans, the Trustees determined that the continuation of the Class A and Class B Plans was in the best interests of the shareholders of the Funds. Agreements related to the Plans also must be approved by vote of the Trustees and Qualified Trustees as described above.

Each Plan requires that, at least quarterly, the Trustees review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that as long as it is in effect, the selection and nomination of Trustees who are not "interested persons" of the Company will be committed to the discretion of the Trustees who are not "interested persons" of the Company, as defined in the 1940 Act.

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Funds, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares of the Funds.

                  Statement of Additional Information Page 19

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

The following table reviews the extent of such activity during the period October 18, 1995 (commencement of operations) to December 31, 1995:

                                                                                     SALES CHARGES    AMOUNTS      AMOUNTS
                                                                                       COLLECTED     RETAINED     REALLOWED
                                                                                     -------------  -----------  -----------
America Small Cap Fund.............................................................    $   3,729     $   2,815    $     914
America Value Fund.................................................................        1,650           326        1,324

GT Global receives no compensation or reimbursements relating to its distribution efforts with respect to Class A shares other than as described above. GT Global receives any contingent deferred sales charges payable with respect to redemptions of Class B shares.

For the period October 18, 1995 (commencement of operations) to December 31, 1995, GT Global collected contingent deferred sales charges for the America Small Cap Fund and America Value Fund of $112 and $0, respectively.

TRANSFER AGENCY AND ACCOUNTING SERVICES
GT Global Investor Services, Inc. ("Transfer Agent") has been retained by the Funds to perform shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

For the period October 18, 1995 (commencement of operations) to December 31, 1995, the Small Cap Fund and Value Fund paid the Manager fees of $76 and $36, respectively, for accounting services.

EXPENSES OF THE FUNDS
Each Fund and each Portfolio pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Funds with one another, are made on a basis deemed fair and equitable, and may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

--------------------------------------------------------------------------------

                              VALUATION OF SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") (currently, 4:00 P.M. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolios securities and other assets are valued as follows:

Equity securities, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the OTC market are valued at the last available bid price prior to the time of valuation.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager

                  Statement of Additional Information Page 20

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, provided that such valuations represent fair value.

Options on indices and securities purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. When market quotations for futures and options on futures held by a Portfolio are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolios' Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Portfolio in connection with such disposition). In addition, other factors, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer, generally are considered.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets (which, for each Fund is the value of its investment in its corresponding Portfolio). A Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' net asset values unless the Manager, under the supervision of the Company's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to the Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse that Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Funds reserve the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Funds reserve the right to reject any offer for a purchase of shares by any individual.

                  Statement of Additional Information Page 21

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law. Such commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

LETTER OF INTENT -- CLASS A SHARES
The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to ensure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within 20 days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that such entity has discretionary authority with respect to the money invested (e.g. by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be restrictively registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Funds' Automatic Investment Plan ("AIP"), investors or their broker/dealers should specify whether investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Funds' Prospectus. Providing that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of a Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by a Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Funds upon 30 days' written notice or by the participant, at any time, without penalty, upon written notice to the pertinent Fund or the Transfer Agent.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
Class A or Class B shares of a Fund also may be purchased as the underlying investment for an IRA meeting the requirements of Section 408(a) of the Internal Revenue Code of 1986, as amended ("Code"). IRA applications are available from brokers, or GT Global.

EXCHANGES BETWEEN FUNDS
Shares of a Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Class A shares may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares may be exchanged only for Class B shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the Funds upon 60 days' prior written notice to the shareholders of such Fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the Prospectus of the Fund to be purchased and should consider the investment objective(s) of that Fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire

                  Statement of Additional Information Page 22

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, will be borne by the Funds. Proceeds of less than $ 1,000 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon 30 days' written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares with a value of $10,000 or more of any of the Funds, may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly or beginning quarterly on the 25th day of the month the investor first selects). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or a Fund upon 30 days' written notice or by a shareholder upon written notice to a Fund or its Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Funds' Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Funds may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period: (1) when the NYSE is closed other than customary weekend and holiday closings, or when trading on the NYSE is restricted as directed by the SEC; (2) when an emergency exists, as defined by the SEC, which will prohibit the Funds from disposing of portfolio securities owned by them or in fairly determining the value of their assets; or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such cases and to the extent permitted by Rule 18f-1 under the 1940 Act, the Board may authorize payment to be made in portfolio securities or other property of a Fund's corresponding Portfolio, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received and would be subject to any increase or decrease in the value of the securities until they were sold.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross

                  Statement of Additional Information Page 23

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or Futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months and that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer. Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all of the requirements described above to qualify as an RIC.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the next section for a discussion of the tax consequences to each Fund of hedging transactions engaged in by its corresponding Portfolio.

TAXATION OF THE PORTFOLIOS

    GENERAL. Each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Fund, as an investor in its corresponding Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to New York income or franchise tax.

Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets, and to earn a proportionate share of its corresponding Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

Distributions to each Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in its corresponding Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in its corresponding Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. Each Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

    OPTIONS AND FUTURES TRANSACTIONS. The use of hedging transactions, such as selling (writing) and purchasing options and Futures, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of options and Futures derived by a Portfolio with respect to its business of investing in securities will qualify as permissible income under the Income Requirement for its corresponding Fund. However, income from the disposition by a Portfolio of options and Futures will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months.

If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the corresponding Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all those transactions. To the extent this treatment is not available, a Portfolio

                  Statement of Additional Information Page 24

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
may be forced to defer the closing out of certain options and Futures, beyond the time when it otherwise would be advantageous to do so, in order for its corresponding Fund to qualify or continue to qualify as a RIC.

Futures that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

TAXATION OF THE FUNDS' SHAREHOLDERS
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund (directly or through a Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a nonresident alien individual for federal income tax purposes.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund, their shareholders and the Portfolios. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                  Statement of Additional Information Page 25

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz und Verwaltung AG, in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC, formerly G.T. Management PLC in London; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Asset Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd. in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, located in Frankfurt.

CUSTODIAN
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Portfolios' and the Funds' assets.

INDEPENDENT ACCOUNTANTS
The Company's and the Portfolios' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts annual audits of the Funds, assists in the preparation of the Funds' federal and state income tax returns and consults with the Company and the Funds as to matters of accounting, regulatory filings and federal and state income taxation.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or any of the Funds at any time, or to grant the use of such names to any other company.

SHAREHOLDER LIABILITY
Under certain circumstances, shareholders of a Fund may be held personally liable for the obligations of the Fund. The Company's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund or the Company and that every written agreement, obligation or other undertaking made or issued by a Fund or the Company shall contain a provision to the effect that shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Company's assets under certain circumstances, and further provides that the Company shall, upon request, assume the defense of any act or obligation of a Fund or the Company and that the Fund in which the shareholder holds shares will indemnify the shareholder for all legal and other expenses incurred therewith. Thus, the risk of any shareholder's incurring financial loss beyond his or her investment, because of this theoretical shareholder liability, is limited to circumstances in which the Fund or the Company itself would be unable to meet its obligations.

                  Statement of Additional Information Page 26

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

A Fund's "Standardized Return", as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated for Class A and Class B shares of each Fund as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)n = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (2) a complete redemption at the end of any period illustrated.

The Standardized Returns of each Fund's Class A shares, stated as aggregate total return for the period October 18, 1995 (commencement of operations) to December 31, 1995, were as follows:

Small Cap Fund                                                                                  -1.67%
Value Fund                                                                                       6.33%

As discussed in the Prospectus, each Fund may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized
Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.

The Non-Standardized Returns of each Fund's Class A shares stated as aggregate total return for the period October 18, 1995 (commencement of operations) to December 31, 1995, were as follows:

Small Cap Fund                                                                                    3.24%
Value Fund                                                                                       11.64%

The Standardized Returns of each Fund's Class B Shares, stated as aggregate total return for the period October 18, 1995 (commencement of operations) to December 31, 1995, were as follows:

Small Cap Fund                                                                                  -1.94%
Value Fund                                                                                       6.55%

The Non-Standardized Returns of each Fund's Class B Shares stated as aggregate total return for the period October 18, 1995 (commencement of operations) to December 31, 1995, were as follows:

Small Cap Fund                                                                                    3.06%
Value Fund                                                                                       11.55%

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representative of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies. A Fund will include performance data for all classes of shares of that Fund in any advertisement or information including performance data for the Fund.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 GT Global provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. (Japan) as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager or GT Global by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager or GT Global provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

                  Statement of Additional Information Page 27

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

IMPORTANT POINTS TO NOTE ABOUT THE FOLLOWING WORLD FINANCIAL AND ECONOMIC DATA Each Fund and GT Global may from time to time in advertisements, sales literature and reports furnished to present and prospective shareholders compare the Fund with the following:

        (1) The Lehman Bros. Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

        (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power i.e. the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (3) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Companies Service ("CDA/Wiesenberger"), Morningstar, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard each Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable, or to specific funds or groups of funds within or without such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (4) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (5) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International U.S. Index.

        (9) Datastream and Worldscope each is an on-line database retrieval service for information including, but not limited to, international financial and economic data.

       (10) Various publications including, but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, Standard & Poor's.

       (11) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (12) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (13) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

                  Statement of Additional Information Page 28

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

Indices, economic and financial data prepared by the research departments of various financial organizations such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., J. P. Morgan, Morgan Stanley, Smith Barney, S.G. Warburg, Jardine Fleming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbottson Associates may be used, as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including but not limited to Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist, Investors Business Daily, Congressional Quarterly and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available in the future.

From time to time, each Fund and GT Global may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of each Fund's assets under management in advertising materials.

GT Global believes each Fund is an appropriate investment for long-term investment goals including, but not limited to funding retirement, paying for education or purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. Each Fund does not represent a complete investment program and the investors should consider each Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of such companies, or their products although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets are based on the returns of different indices.

GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

Each Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans or other programs offering deferral of income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

Each Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Mutual Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans

                  Statement of Additional Information Page 29

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND
may produce returns superior to comparable non-retirement investments. In sales materials and advertisements, the Funds may also discuss these accounts and plans which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 (or if less, 100% of compensation) each year to an IRA. If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for you and your spouse (subject to the maximum of $2,000 to either IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Please consult your tax advisor for more information.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible roll-over distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax advisor for more information.

SEP-IRAS  AND  SALARY-REDUCTION  SEP-IRAS:  Simplified  employee  pension  plans
("SEPs" or "SEP-IRAs") and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or Code Section 401(k) plans, but with fewer administrative requirements and therefore potential lower annual administration expenses.

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING (INCLUDING  CODE  SECTION  401(K))  AND  MONEY  PURCHASE  PENSION
PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales materials and advertising discuss the risks inherent in investing. The major types of investment risks are market risk, industry risk, credit risk, interest risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and GT Global will quote certain data regarding: industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable including, but not limited to, the economic and financial data of such financial organizations as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation, New York Stock Exchange, S&P 500, DJ, NASDAQ.

 3) The number of listed companies: International Finance Corporation, LGT Guide to World Equity Markets, Salomon Brothers, Inc., S.G. Warburg, NYSE, AMEX, NASDAQ.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, International Finance Corporation and Datastream, S&P 500, DJIA, Wilshire Assoc.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation, Ibbotson Assoc.

 8) Gross Domestic Product (GDP): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

                  Statement of Additional Information Page 30

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country, industry or market: International Finance Corporation, LGT Guide to World Equity Markets, Salomon Brothers Inc., S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, as amended, on account of the inclusion of such information herein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their invesments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., the Manager, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

THE GT ADVANTAGE
The Manager has developed a unique team approach to its global money management which we call the GT Advantage. The Manager's money management style combines the best of the "top-down" and "bottom-up" investment manager strategies. The top-down approach is implemented by the Manager's Global Investment Policy
Committee, which sets broad guidelines for asset allocation and currency management, based on the Manager's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer strong growth and income potential.

                  Statement of Additional Information Page 31

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

COMMERCIAL PAPER RATINGS
Standard & Poor's Ratings Group ("S&P"). "A-1" and "A-2" are the two highest commercial paper rating categories:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity  for  timely   payment  on  issues   with  this  designation   is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. ("Moody's"). "Prime-1" and "Prime-2" are the two highest commercial paper rating categories.

Prime-1. Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by mny of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affect by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF BOND RATINGS
MOODY'S rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are as follows:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. Together with the Aaa group they comprise what generally are known as high yield bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than for securities rated Aaa.

        A -- Upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are as follows:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

                  Statement of Additional Information Page 32

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

        AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

        A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories.

Further, both Moody's and S&P provide sovereign assessments and implied debt ratings to sovereign governments. These assessments and ratings are broad qualitative statements about that government's capacity to meet its senior debt obligations. These assessments and ratings are then translated to the letter grade debt ratings described above.

                  Statement of Additional Information Page 33

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of GT Global America Small Cap Growth Fund and GT Global America Value Fund for the period October 18, 1995 (commencement of operations) to December 31, 1995 appear on the following pages.

                  Statement of Additional Information Page 34

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of G.T. Global Growth Series:

We have audited the accompanying statements of assets and liabilities of GT Global America Small Cap Growth Fund and GT Global America Value Fund, two funds organized as series of G.T. Global Growth Series, Inc. as of December 31, 1995, the related statements of operations, the statements of changes in net assets and the financial highlights for the period from October 18, 1995 (commencement of operations) to December 31, 1995. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global America Small Cap Growth Fund and GT Global America Value Fund as of December 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the period from October 18, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 35

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                              STATEMENTS OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

                                                             GT GLOBAL:
                                                  ---------------------------------
                                                  AMERICA SMALL CAP       AMERICA
                                                     GROWTH FUND         VALUE FUND
                                                  -----------------      ----------
Assets:
  Investments in Portfolio (cost $3,741,456
   and $1,823,811, respectively) (Note 1)....        $3,746,249          $1,878,488
  Receivable for Fund shares sold............           185,631             230,850
  Receivable from LGT Asset Management, Inc.
   (Note 2)..................................            67,127              67,878
  Unamortized organizational costs (Note
   1)........................................            60,925              60,925
                                                  -----------------      ----------
    Total assets.............................         4,059,932           2,238,141
                                                  -----------------      ----------
Liabilities:
  Payable for Fund shares repurchased........            30,975                  --
  Payable for organization expenses (Note
   1)........................................            16,862              28,340
  Payable for service and distribution
   expenses (Note 2).........................             1,900                 900
  Payable for transfer agent fees (Note 2)...             1,400               1,063
  Payable for Trustees' fees and expenses
   (Note 2)..................................             1,110               1,110
  Payable for registration and filing fees...               888                 388
  Payable for administration fees (Note 2)...               755                 349
  Payable for fund accounting fees (Note
   2)........................................                76                  35
                                                  -----------------      ----------
    Total liabilities........................            53,966              32,185
                                                  -----------------      ----------
Net assets...................................        $4,005,966          $2,205,956
                                                  -----------------      ----------
                                                  -----------------      ----------
Class A:
Net asset value and redemption price per
 share
 ($1,930,628 DIVIDED BY 163,547 shares
 outstanding and
 $870,221 DIVIDED BY 68,213 shares
 outstanding, respectively)..................        $    11.80          $    12.76
                                                  -----------------      ----------
                                                  -----------------      ----------
Maximum offering price per share
 (100/95.25 of $11.80 and 100/95.25 of
 $12.76, respectively) *.....................        $    12.39          $    13.40
                                                  -----------------      ----------
                                                  -----------------      ----------
Class B:+
Net asset value and offering price per share
 ($2,023,723 DIVIDED BY 171,740 shares
 outstanding and
 $1,254,320 DIVIDED BY 98,395 shares
 outstanding, respectively)..................        $    11.78          $    12.75
                                                  -----------------      ----------
                                                  -----------------      ----------
Advisor Class:
Net asset value, offering price per share,
 and redemption price per share
 ($51,615 DIVIDED BY 4,372 shares outstanding
 and
 $81,415 DIVIDED BY 6,377 shares outstanding,
 respectively)...............................        $    11.81          $    12.77
                                                  -----------------      ----------
                                                  -----------------      ----------
Net assets consist of:
  Paid in capital (Note 3)...................        $3,997,103          $2,150,231
  Undistributed net investment income........             4,070               1,048
  Net unrealized appreciation of investments
   -- Portfolio..............................             4,793              54,677
                                                  -----------------      ----------
Total -- representing net assets applicable
 to capital shares outstanding...............        $4,005,966          $2,205,956
                                                  -----------------      ----------
                                                  -----------------      ----------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 36

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                            STATEMENTS OF OPERATIONS

       October 18, 1995 (commencement of operations) to December 31, 1995

--------------------------------------------------------------------------------

                                                               GT GLOBAL:
                                                  ------------------------------------
                                                  AMERICA SMALL CAP         AMERICA
                                                     GROWTH FUND          VALUE FUND
                                                  -----------------      -------------
Investment income:
  Interest income -- Portfolio...............         $  9,113             $  3,185
  Dividend income -- Portfolio...............            2,009                1,154
                                                      --------           -------------
    Total investment income..................           11,122                4,339
                                                      --------           -------------
Expenses:
  Expenses -- Portfolio......................            6,377                5,706
  Registration and filing fees...............           59,000               59,000
  Amortization of organization costs (Note
   1)........................................            2,575                2,575
  Transfer agent fees (Note 2)...............            2,210                1,400
  Service and distribution expenses: (Note 2)
    Class A..................................              467                  176
    Class B..................................            1,609                  817
  Trustees' fees and expenses (Note 2).......            1,110                1,110
  Administration fees (Note 2)...............              755                  349
  Fund accounting fees (Note 2)..............               76                   36
                                                      --------           -------------
    Total expenses before reimbursement......           74,179               71,169
                                                      --------           -------------
      Expenses reimbursable by LGT Asset
      Management, Inc. (Note 2)..............          (67,127)             (67,878)
                                                      --------           -------------
    Net expenses.............................            7,052                3,291
                                                      --------           -------------
Net investment income........................            4,070                1,048
Net realized and unrealized gain on
investments during the period:
  Net unrealized appreciation of investments
   -- Portfolio..............................            4,793               54,677
                                                      --------           -------------
Net increase in net assets resulting from
 operations..................................         $  8,863             $ 55,725
                                                      --------           -------------
                                                      --------           -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 37

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

       October 18, 1995 (commencement of operations) to December 31, 1995

--------------------------------------------------------------------------------

                                                                 GT GLOBAL:
                                                  ----------------------------------------
                                                  AMERICA SMALL CAP           AMERICA
                                                     GROWTH FUND            VALUE FUND
                                                  -----------------      -----------------
Increase in net assets
Operations:
  Net investment income......................        $     4,070            $    1,048
  Net unrealized appreciation of investments
   -- Portfolio..............................              4,793                54,677
                                                  -----------------      -----------------
  Net increase in net assets resulting from
   operations................................              8,863                55,725
                                                  -----------------      -----------------
Capital share transactions: (Note 3)
  Increase from capital shares sold and
   reinvested................................          4,974,031             2,211,337
  Decrease from capital shares repurchased...         (1,076,928)             (161,106)
                                                  -----------------      -----------------
  Net increase from capital share
   transactions..............................          3,897,103             2,050,231
                                                  -----------------      -----------------
Total increase in net assets.................          3,905,966             2,105,956
Net assets:
  Beginning of period........................            100,000               100,000
                                                  -----------------      -----------------
  End of period..............................        $ 4,005,966            $2,205,956
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 38

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                              GT GLOBAL:
                                          ----------------------------------------------------------------------------------
                                              AMERICA SMALL CAP GROWTH FUND                     AMERICA VALUE FUND
                                          -------------------------------------        -------------------------------------
                                                    OCTOBER 18, 1995                             OCTOBER 18, 1995
                                              (COMMENCEMENT OF OPERATIONS)                 (COMMENCEMENT OF OPERATIONS)
                                                  TO DECEMBER 31, 1995                         TO DECEMBER 31, 1995
                                          -------------------------------------        -------------------------------------
                                           CLASS          CLASS         ADVISOR         CLASS          CLASS         ADVISOR
                                           A(D)           B(D)          CLASS(D)        A(D)           B(D)          CLASS(D)
                                          -------        -------        -------        -------        -------        -------
Per Share Operating Performance:
Net asset value, beginning of period....  $11.43         $11.43         $11.43         $11.43         $11.43         $11.43
                                          -------        -------        -------        -------        -------        -------
Income from investment operations:
  Net investment income.................    0.04*          0.02*          0.05*          0.03**         0.01**         0.04**
  Net realized and unrealized gain on
   investments..........................    0.33           0.33           0.33           1.30           1.31           1.30
                                          -------        -------        -------        -------        -------        -------
    Net increase from investment
     operations.........................    0.37           0.35           0.38           1.33           1.32           1.34
                                          -------        -------        -------        -------        -------        -------
Net asset value, end of period..........  $11.80         $11.78         $11.81         $12.76         $12.75         $12.77
                                          -------        -------        -------        -------        -------        -------
                                          -------        -------        -------        -------        -------        -------
Total investment return (c).............    3.24%(b)       3.06%(b)       3.32%(b)      11.64%(b)      11.55%(b)      11.72%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $1,931         $2,024         $   52         $  870         $1,254         $   81
Ratio of net investment income (loss) to
 average net assets:
  With reimbursement by LGT
   (Note 2).............................    1.68%(a)       1.03%(a)       2.03%(a)       1.10%(a)       0.45%(a)       1.45%(a)
  Without reimbursement by LGT..........  (20.52)%(a)    (21.17)%(a)    (20.17)%(a)    (47.44)%(a)    (48.09)%(a)    (47.09)%(a)
Ratio of expenses to average net assets:
  With reimbursement by LGT
   (Note 2).............................    2.00%(a)       2.65%(a)       1.65%(a)       2.00%(a)       2.65%(a)       1.65%(a)
  Without reimbursement by LGT..........   24.20%(a)      24.85%(a)      23.85%(a)      50.54%(a)      51.19%(a)      50.19%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by LGT Asset Management, Inc. the net investment loss per share would have been $(0.47), $(0.49), and $(0.46) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.
 ** Before reimbursement by LGT Asset Management, Inc., the net investment loss per share would have been $(1.11), $(1.13), and $(1.10) for Class A, Class B, and Advisor Class, respectively, from October 18, 1995 to December 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 39

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global America Small Cap Growth Fund and GT Global America Value Fund ("Funds") are separate series of G.T. Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments. The Funds invest substantially all of their investable assets in Global America Small Cap Growth Portfolio and Global America Value Portfolio ("Portfolios"), respectively, which are registered as open-end management investment companies under the 1940 Act and have investment objectives, policies and limitations substantially identical to those of the Funds. The value of a Fund's investment in a Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this Report and should be read in conjunction with the Funds' financial statements.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolios are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Funds to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(C)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Funds on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by each Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) is the Funds' investment manager and administrator. Each Fund pays administration fees to LGT at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

                  Statement of Additional Information Page 40

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

GT Global, Inc. ("GT Global," formerly known as G.T. Global Financial Services, Inc.), an affiliate of LGT, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended December 31, 1995, GT Global retained $2,815 and $326 of such sales charges for GT Global America Small Cap Growth Fund and GT Global America Value Fund, respectively. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Funds' current prospectus. For the period ended December 31, 1995, GT Global collected CDSCs in the amount of $112 for the GT Global America Small Cap Growth Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Funds reimburse GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Funds may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Funds' Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Funds' Class A shares, less any amounts paid by the Funds as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Funds' Class B Plan, the Funds may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Funds' Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Funds' Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

LGT and GT Global voluntarily have undertaken to limit the Funds' expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Funds' Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by LGT of administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by LGT or GT Global of portions of the Funds' other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

LGT is the pricing and accounting agent for the Funds. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of each of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds.

The Company pays each of its Trustees who is not an employee, officer or director of LGT, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

                  Statement of Additional Information Page 41

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

3. CAPITAL SHARES
At December 31, 1995, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                      GT GLOBAL:
                                                                                     --------------------------------------------
                                                                                       AMERICA SMALL CAP
                                                                                          GROWTH FUND        AMERICA VALUE FUND
                                                                                     ---------------------  ---------------------
                                                                                       OCTOBER 18, 1995       OCTOBER 18, 1995
                                                                                       (COMMENCEMENT OF       (COMMENCEMENT OF
                                                                                        OPERATIONS) TO         OPERATIONS) TO
                                                                                       DECEMBER 31, 1995      DECEMBER 31, 1995
                                                                                     ---------------------  ---------------------
                                                                                      SHARES      AMOUNT     SHARES      AMOUNT
                                                                                     ---------  ----------  ---------  ----------

CLASS A
Shares sold........................................................................    189,034  $2,222,360     70,225  $  874,678
Shares repurchased.................................................................    (28,403)   (333,346)    (4,928)    (61,818)
                                                                                     ---------  ----------  ---------  ----------
Net increase.......................................................................    160,631  $1,889,014     65,297  $  812,860
                                                                                     ---------  ----------  ---------  ----------
                                                                                     ---------  ----------  ---------  ----------


                                                                                       OCTOBER 18, 1995       OCTOBER 18, 1995
                                                                                       (COMMENCEMENT OF       (COMMENCEMENT OF
                                                                                        OPERATIONS) TO         OPERATIONS) TO
                                                                                       DECEMBER 31, 1995      DECEMBER 31, 1995
                                                                                     ---------------------  ---------------------
                                                                                      SHARES      AMOUNT     SHARES      AMOUNT
                                                                                     ---------  ----------  ---------  ----------
CLASS B
Shares sold........................................................................    232,055  $2,734,475    103,345  $1,292,349
Shares repurchased.................................................................    (63,231)   (743,582)    (7,866)    (99,288)
                                                                                     ---------  ----------  ---------  ----------
Net increase.......................................................................    168,824  $1,990,893     95,479  $1,193,061
                                                                                     ---------  ----------  ---------  ----------
                                                                                     ---------  ----------  ---------  ----------

                                                                                       OCTOBER 18, 1995       OCTOBER 18, 1995
                                                                                       (COMMENCEMENT OF       (COMMENCEMENT OF
                                                                                        OPERATIONS) TO         OPERATIONS) TO
                                                                                       DECEMBER 31, 1995      DECEMBER 31, 1995
                                                                                     ---------------------  ---------------------
                                                                                      SHARES      AMOUNT     SHARES      AMOUNT
                                                                                     ---------  ----------  ---------  ----------
ADVISOR CLASS
Shares sold........................................................................      1,456  $   17,196      3,461  $   44,310
Shares repurchased.................................................................         --          --         --          --
                                                                                     ---------  ----------  ---------  ----------
Net increase.......................................................................      1,456  $   17,196      3,461  $   44,310
                                                                                     ---------  ----------  ---------  ----------
                                                                                     ---------  ----------  ---------  ----------

                  Statement of Additional Information Page 42

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global America Small Cap Growth Portfolio and Global America Value Portfolio:

We have audited the accompanying statements of assets and liabilities of Global America Small Cap Growth Portfolio and Global America Value Portfolio, including the portfolios of investments, as of December 31, 1995, the related statements of operations, the statements of changes in net assets and supplementary data for the period from October 18, 1995 (commencement of operations) to December 31, 1995. These financial statements and the supplementary data are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global America Small Cap Growth Portfolio and Global America Value Portfolio as of December 31, 1995, the results of their operations, the changes in their net assets and the supplementary data for the period from October 18, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                  Statement of Additional Information Page 43

                           SMALL CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Services (26.3%)
  Rio Hotel and Casino, Inc.-/-  .....................................       10,200  $    121,125        3.2
    LEISURE & TOURISM
  Claire's Stores, Inc. ..............................................        6,600       116,324        3.1
    RETAILERS-APPAREL
  Friedman's, Inc. "A"-/- ............................................        6,000       115,500        3.1
    RETAILERS-OTHER
  United Video Satellite Group, Inc. "A"-/- ..........................        4,000       108,000        2.9
    CABLE TELEVISION
  AnnTaylor Stores, Inc.-/- ..........................................       10,400       106,600        2.8
    RETAILERS-APPAREL
  Younkers, Inc.-/-  .................................................        4,100       104,038        2.8
    RETAILERS-APPAREL
  Michaels Stores, Inc.-/- ...........................................        7,500       103,125        2.8
    RETAILERS-OTHER
  Anchor Gaming-/-  ..................................................        3,300        75,075        2.0
    LEISURE & TOURISM
  Ascent Entertainment Group, Inc.-/- ................................        3,900        61,425        1.6
    BROADCASTING & PUBLISHING
  Buckle, Inc.-/- ....................................................        3,300        58,575        1.6
    RETAILERS-APPAREL
  META Group, Inc.-/- ................................................          500        15,313        0.4
    CONSUMER SERVICES
                                                                                     ------------
                                                                                          985,100
                                                                                     ------------
Finance (12.3%)
  Trans Financial, Inc. ..............................................        7,100       126,913        3.4
    BANKS-REGIONAL
  RFS Hotel Investors, Inc.  .........................................        7,800       119,925        3.2
    REAL ESTATE INVESTMENT TRUST
  AmVestors Financial Corp. ..........................................       10,000       111,250        3.0
    INSURANCE-LIFE
  Winston Hotels, Inc. ...............................................        8,200        97,375        2.6
    REAL ESTATE
  Mid-America Apartment Communities, Inc. ............................          100         2,475        0.1
    REAL ESTATE
                                                                                     ------------
                                                                                          457,938
                                                                                     ------------
Consumer Durables (10.0%)
  Lifetime Hoan Corp.-/- .............................................       14,400       133,200        3.6
    APPLIANCES & HOUSEHOLD
  REX Stores Corp.-/-  ...............................................        7,000       124,250        3.3
    CONSUMER ELECTRONICS
  Syratech Corp.-/- ..................................................        5,800       116,725        3.1
    APPLIANCES & HOUSEHOLD
                                                                                     ------------
                                                                                          374,175
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 44

                           SMALL CAP GROWTH PORTFOLIO

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Materials/Basic Industry (7.3%)
  NCI Building Systems, Inc.-/- ......................................        6,000  $    148,500        4.0
    BUILDING MATERIALS & COMPONENTS
  Commercial Intertech Corp. .........................................        6,900       125,063        3.3
    METALS - NON-FERROUS
                                                                                     ------------
                                                                                          273,563
                                                                                     ------------
Consumer Non-Durables (7.1%)
  National Picture & Frame Co.-/- ....................................       15,000       138,750        3.7
    HOUSEHOLD PRODUCTS
  Haggar Corp. .......................................................        6,200       111,600        3.0
    TEXTILES & APPAREL
  Hart Brewing, Inc. .................................................        1,000        15,250        0.4
    BEVERAGES - ALCOHOLIC
                                                                                     ------------
                                                                                          265,600
                                                                                     ------------
Technology (5.1%)
  Dallas Semiconductor Corp.-/- ......................................        5,600       116,200        3.1
    SEMICONDUCTORS
  SQA, Inc.-/- .......................................................        1,000        19,250        0.5
    SOFTWARE
  Objective Systems Integrators, Inc.-/- .............................          300        16,425        0.4
    COMPUTERS & PERIPHERALS
  Citrix Systems, Inc.-/- ............................................          500        16,250        0.4
    COMPUTERS & PERIPHERALS
  MetaTools, Inc.-/- .................................................          500        13,000        0.3
    SOFTWARE
  Visioneer, Inc.-/-  ................................................          500        11,125        0.3
    COMPUTERS & PERIPHERALS
  Pixar, Inc.-/- .....................................................          100         2,888        0.1
    COMPUTERS & PERIPHERALS
                                                                                     ------------
                                                                                          195,138
                                                                                     ------------
Capital Goods (4.9%)
  Plasma & Materials Technologies, Inc.-/-  ..........................       10,200       114,750        3.1
    ELECTRICAL PLANT/EQUIPMENT
  Belmont Homes, Inc.-/-  ............................................        3,100        56,188        1.5
    CONSTRUCTION
  Westell Technologies, Inc.-/- ......................................          500        12,563        0.3
    TELECOM EQUIPMENT
                                                                                     ------------
                                                                                          183,501
                                                                                     ------------
Health Care (2.7%)
  Coventry Corp.-/- ..................................................        4,900       101,061        2.7
    HEALTH CARE SERVICES
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $2,831,283) ...........................                  2,836,076       75.7
                                                                                     ------------      -----

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 45

                           SMALL CAP GROWTH PORTFOLIO

                                                                         Principal      Market       % of Net
Short-Term Investments                                                    Amount        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Treasury Bills (18.6%)
  United States (18.6%)
    United States Treasury Bill, effective yield 5.48%, due 1/11/96
     (cost $699,319) .................................................      700,000  $    699,319       18.6
                                                                                     ------------      -----

                                                                                        Market       % of Net
Repurchase Agreement                                                                    Value       Assets {d}
----------------------------------------------------------------------               ------------  -------------
  Dated December 29, 1995, with State Street Bank & Trust Company, due
   January 2, 1996, for an effective yield of 5.55%, collateralized by
   $405,000 U.S. Treasury Bills, 6.125% due 5/15/98 (market value of collateral is $416,109, including accrued interest). (cost
   $407,188)  ........................................................                    407,188       10.9
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $3,937,790)* .................................                  3,942,583      105.2
Other Assets and Liabilities .........................................                   (196,234)      (5.2)
                                                                                     ------------      -----

NET ASSETS ...........................................................               $  3,746,349      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

----------------

        {d} Percentages indicated are based on net assets of $3,746,349. -/- Non-income producing security.
          * For Federal income tax purposes, cost is $3,937,790 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      95,442
                 Unrealized depreciation:               (90,649)
                                                  -------------
                 Net unrealized appreciation:     $       4,793
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 46

                                VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Health Care (19.8%)
  Watson Pharmaceuticals, Inc.-/-  ...................................        1,620  $     79,380        4.2
    PHARMACEUTICALS
  Amgen, Inc.-/-  ....................................................        1,310        77,781        4.1
    BIOTECHNOLOGY
  Merck & Co., Inc.  .................................................        1,140        74,955        4.0
    PHARMACEUTICALS
  Pharmacia & Upjohn, Inc. ...........................................        1,870        72,463        3.9
    PHARMACEUTICALS
  U.S. Surgical Corp. ................................................        3,190        68,186        3.6
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                     ------------
                                                                                          372,765
                                                                                     ------------
Finance (18.0%)
  Lehman Brothers Holdings, Inc. .....................................        3,600        76,500        4.1
    INVESTMENT MANAGEMENT
  Green Tree Financial Corp.  ........................................        2,850        75,169        4.0
    CONSUMER FINANCE
  Citicorp ...........................................................        1,110        74,648        4.0
    BANKS-MONEY CENTER
  Mercury General Corp. ..............................................        1,555        74,251        3.9
    INSURANCE - PROPERTY-CASUALTY
  ITT Hartford Group, Inc.-/- ........................................          565        27,332        1.5
    INSURANCE - MULTI-LINE
  Investors Financial Services Corp.-/- ..............................          500        10,375        0.5
    OTHER FINANCIAL
                                                                                     ------------
                                                                                          338,275
                                                                                     ------------
Multi-Industry/Miscellaneous (13.9%)
  Eastman Kodak Co.  .................................................        1,110        74,370        4.0
    MISCELLANEOUS
  General Electric Co. ...............................................        1,025        73,800        3.9
    CONGLOMERATE
  Polaroid Corp. .....................................................        1,450        68,694        3.7
    MISCELLANEOUS
  ITT Corp. - New-/- .................................................          565        29,945        1.6
    CONGLOMERATE
  ITT Industries, Inc.  ..............................................          565        13,560        0.7
    CONGLOMERATE
                                                                                     ------------
                                                                                          260,369
                                                                                     ------------
Technology (4.9%)
  Cisco Systems, Inc.-/- .............................................          795        59,326        3.2
    NETWORKING
  Objective Systems Integrators, Inc.-/- .............................          300        16,425        0.9
    COMPUTERS & PERIPHERALS
  Pixar, Inc.-/- .....................................................          500        14,438        0.8
    COMPUTERS & PERIPHERALS
                                                                                     ------------
                                                                                           90,189
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 47

                                VALUE PORTFOLIO

                                                                                        Market       % of Net
Equity Investments                                                        Shares        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Materials/Basic Industry (3.9%)
  Monsanto Co. .......................................................          600  $     73,500        3.9
                                                                                     ------------
    CHEMICALS
Energy (3.8%)
  Sonat Offshore Drilling Co. ........................................        1,610        72,048        3.8
                                                                                     ------------
    OIL
Services (3.7%)
  HFS, Inc.-/- .......................................................          855        69,896        3.7
                                                                                     ------------
    LEISURE & TOURISM
Capital Goods (3.6%)
  Lockheed Martin Corp. ..............................................          850        67,150        3.6
                                                                                     ------------
    AEROSPACE/DEFENSE
Consumer Non-Durables (3.5%)
  Coca-Cola Co.  .....................................................          735        54,573        2.9
    BEVERAGES - NON-ALCOHOLIC
  Estee Lauder Cos. "A"-/- ...........................................          200         6,975        0.4
    PERSONAL CARE/COSMETICS
  Boston Beer Co., Inc. "A"-/- .......................................          200         4,750        0.2
    BEVERAGES - ALCOHOLIC
                                                                                     ------------
                                                                                           66,298
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $1,355,813) ...........................                  1,410,490       75.1
                                                                                     ------------      -----

                                                                         Principal      Market       % of Net
Short-Term Investments                                                    Amount        Value       Assets {d}
----------------------------------------------------------------------  -----------  ------------  -------------
Treasury Bills (21.2%)
  United States (21.2%)
    United States Treasury Bill, effective yield 5.48%, due 1/11/96
     (cost $399,611) .................................................      400,000       399,611       21.2
                                                                                     ------------      -----

                                                                                        Market       % of Net
Repurchase Agreement                                                                    Value       Assets {d}
----------------------------------------------------------------------               ------------  -------------
  Dated December 29, 1995, with State Street Bank and Trust Company, due January 2, 1996, for an effective yield of 5.55%,
   collateralized by $84,000 U.S. Treasury Notes, 6.125% due 5/15/98
   (market value of collateral is $86,304, including accrued
   interest). (cost $84,039)   .......................................                     84,039        4.5
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $1,839,463) *  ...............................                  1,894,140      100.8
Other Assets and Liabilities .........................................                    (15,552)      (0.8)
                                                                                     ------------      -----

NET ASSETS ...........................................................               $  1,878,588      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

----------------

        {d} Percentages indicated are based on net assets of $1,878,588. -/- Non-income producing security.
          * For Federal income tax purposes, cost is $1,839,463 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      85,039
                 Unrealized depreciation:               (30,362)
                                                  -------------
                 Net unrealized appreciation:     $      54,677
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 48

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO

                              STATEMENTS OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

                                                  SMALL CAP
                                                    GROWTH         VALUE
                                                  PORTFOLIO      PORTFOLIO
                                                  ----------     ----------
Assets:
  Investments in securities, at value (cost
   $3,937,790 and $1,839,463, respectively)
   (Note 1)..................................     $3,942,583     $1,894,140
  U.S. currency..............................        699,173            392
  Unamortized organizational costs (Note
   1)........................................         23,986         23,986
  Dividends receivable.......................          1,968            870
                                                  ----------     ----------
    Total assets.............................      4,667,710      1,919,388
                                                  ----------     ----------
Liabilities:
  Payable for securities purchased...........        901,394         22,595
  Payable for organization expenses (Note
   1)........................................         15,418         15,418
  Payable for custodian fees.................          3,256          2,164
  Payable for investment management and
   administration fees (Note 2)..............          1,293            623
                                                  ----------     ----------
    Total liabilities........................        921,361         40,800
                                                  ----------     ----------
Net assets...................................     $3,746,349     $1,878,588
                                                  ----------     ----------
                                                  ----------     ----------
Net assets consist of:
  Paid in capital............................     $3,736,811     $1,825,278
  Accumulated net investment income (loss)...          4,745         (1,367)
  Net unrealized appreciation of
   investments...............................          4,793         54,677
                                                  ----------     ----------
Total -- representing net assets applicable
 to shares of beneficial interest
 outstanding.................................     $3,746,349     $1,878,588
                                                  ----------     ----------
                                                  ----------     ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 49

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO

                            STATEMENTS OF OPERATIONS

       October 18, 1995 (commencement of operations) to December 31, 1995

--------------------------------------------------------------------------------

                                                  SMALL CAP
                                                   GROWTH          VALUE
                                                  PORTFOLIO      PORTFOLIO
                                                  ---------      ---------
Investment income: (Note 1)
  Interest income............................      $ 9,113        $  3,185
  Dividend income............................        2,009           1,154
                                                  ---------      ---------
    Total investment income..................       11,122           4,339
                                                  ---------      ---------
Expenses:
  Custodian fees.............................        4,070           4,070
  Investment management and administration
   fees (Note 2).............................        1,293             622
  Amortization of organization costs (Note
   1)........................................        1,014           1,014
                                                  ---------      ---------
  Total expenses.............................        6,377           5,706
                                                  ---------      ---------
Net investment income (loss).................        4,745          (1,367)
Net realized and unrealized gain on
investments during the period: (Note 1)
  Net unrealized appreciation of
   investments...............................        4,793          54,677
                                                  ---------      ---------
Net increase in net assets resulting from
 operations..................................      $ 9,538        $ 53,310
                                                  ---------      ---------
                                                  ---------      ---------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 50

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

       October 18, 1995 (commencement of operations) to December 31, 1995

--------------------------------------------------------------------------------

                                                  SMALL CAP
                                                    GROWTH         VALUE
                                                  PORTFOLIO      PORTFOLIO
                                                  ----------     ----------
Increase in net assets
Operations:
  Net investment income (loss)...............     $    4,745     $   (1,367)
  Net unrealized appreciation of
   investments...............................          4,793         54,677
                                                  ----------     ----------
  Net increase in net assets resulting from
   operations................................          9,538         53,310
                                                  ----------     ----------
Beneficial interest transactions:
  Contributions..............................      4,573,559      1,861,769
  Withdrawals................................       (936,848)      (136,591)
                                                  ----------     ----------
  Net increase from beneficial interest
   transactions..............................      3,636,711      1,725,178
                                                  ----------     ----------
Total increase in net assets.................      3,646,249      1,778,488
Net assets:
  Beginning of period........................        100,100        100,100
                                                  ----------     ----------
  End of period..............................     $3,746,349     $1,878,588
                                                  ----------     ----------
                                                  ----------     ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 51

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------
Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                         SMALL CAP
                                      GROWTH PORTFOLIO               VALUE PORTFOLIO
                                ----------------------------   ----------------------------
                                      OCTOBER 18, 1995               OCTOBER 18, 1995
                                (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
                                    TO DECEMBER 31, 1995           TO DECEMBER 31, 1995
                                ----------------------------   ----------------------------
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................             $3,746                         $1,879
Ratio of net investment income
 (loss) to average net
 assets.......................               1.74% (a)                     (1.04)% (a)
Ratio of expenses to average
 net assets...................               2.33% (a)                      4.33% (a)
Portfolio turnover rate.......                 --%                            --%

----------------

 (a) Annualized

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 52

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global America Small Cap Growth Portfolio and Global America Value Portfolio ("Portfolios") are organized as New York Trusts and are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as diversified, open-end management investment companies. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
The Portfolios calculate the net asset value of and complete orders to purchase or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when LGT deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolios' Board of Trustees.

(B)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolios, it is the Portfolios' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolios under each agreement at its maturity.

(C)  OPTION ACCOUNTING PRINCIPLES
When a Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. A Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio holds the underlying security and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolios may use options to manage their exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by a Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment

                  Statement of Additional Information Page 53

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO
and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(D)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolios may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values or interest rates.

(E) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(F)  PORTFOLIO SECURITIES LOANED
Cash collateral is received by the Portfolios against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At December 31, 1995, there were no securities on loan to brokers.

(G)  TAXES
It is the policy of the Portfolios to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(H)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Portfolios in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $25,000 for each Portfolio. These expenses are being amortized on a straightline basis over a five-year period.

(I)  INDEXED SECURITIES
A Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(J)  RESTRICTED SECURITIES
A Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
LGT is the Portfolios' investment manager and administrator. Each Portfolio pays investment

                  Statement of Additional Information Page 54

                           SMALL CAP GROWTH PORTFOLIO
                                VALUE PORTFOLIO
management and administration fees to LGT at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolios pay each of their Trustees who is not an employee, officer or director of LGT, GT Global or GT Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At December 31, 1995, all of the shares of beneficial interest of the Portfolios were owned either by GT Global America Small Cap Growth Fund and GT Global America Value Fund or LGT.

3. PURCHASES AND SALES OF SECURITIES
For the period ended December 31, 1995, purchases and sales of investment securities by the Global America Small Cap Growth Portfolio, other than short-term investments, aggregated $2,831,283 and $0, respectively. Purchases and sales of investment securities by the Global America Value Portfolio, other than short-term investments, aggregated $1,355,813 and $0, respectively. There were no purchases or sales of U.S. government obligations by the Portfolios for the period ended December 31, 1995.

                  Statement of Additional Information Page 55

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 56

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 57

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                                     NOTES

--------------------------------------------------------------------------------

                  Statement of Additional Information Page 58

                    GT GLOBAL AMERICA SMALL CAP GROWTH FUND
                          GT GLOBAL AMERICA VALUE FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. GLOBAL GROWTH SERIES, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      AMESA604MC